                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-6061

                      (Investment Company Act File Number)

                             Federated Index Trust
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  10/31/06

             Date of Reporting Period:  Fiscal year ended 10/31/06

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated Max-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2006

Institutional Shares
Institutional Service Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$24.47	$22.93	$21.29	$17.97	$21.51
Income From Investment Operations:
Net investment income	0.42	0.43	0.32	0.28	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	3.40	1.53	1.63	3.31	(3.55)
TOTAL FROM INVESTMENT OPERATIONS	3.82	1.96	1.95	3.59	(3.29)
Less Distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.31)	(0.27)	(0.25)
Distributions from net realized gain on investments and futures contracts	(0.52)	--	--	--	--
TOTAL DISTRIBUTIONS	(0.93)	(0.42)	(0.31)	(0.27)	(0.25)
Net Asset Value, End of Period	$27.36	$24.47	$22.93	$21.29	$17.97
Total Return [1]	15.99%	8.58%	9.21%	20.18%	(15.41)%

Ratios to Average Net Assets:
Net expenses	0.35%	0.35%	0.35%	0.35%	0.34%
Net investment income	1.63%	1.76%	1.35%	1.44%	1.22%
Expense waiver/reimbursement [2]	0.17%	0.28%	0.28%	0.29%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$660,249	$628,948	$705,040	$962,928	$906,710
Portfolio turnover	42%	30%	19%	24%	18%

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$24.42	$22.88	$21.24	$17.93	$21.46
Income From Investment Operations:
Net investment income	0.34	0.35	0.23	0.21	0.19
Net realized and unrealized gain (loss) on investments and futures contracts	3.40	1.54	1.65	3.32	(3.53)
TOTAL FROM INVESTMENT OPERATIONS	3.74	1.89	1.88	3.53	(3.34)
Less Distributions:
Distributions from net investment income	(0.34)	(0.35)	(0.24)	(0.22)	(0.19)
Distributions from net realized gain on investments and futures contracts	(0.52)	--	--	--	--
TOTAL DISTRIBUTIONS	(0.86)	(0.35)	(0.24)	(0.22)	(0.19)
Net Asset Value, End of Period	$27.30	$24.42	$22.88	$21.24	$17.93
Total Return [1]	15.63%	8.27%	8.89%	19.84%	(15.67)%

Ratios to Average Net Assets:
Net expenses	0.65%	0.65%	0.65%	0.65%	0.64%
Net investment income	1.34%	1.45%	1.05%	1.14%	0.92%
Expense waiver/reimbursement [2]	0.29%	0.29%	0.28%	0.29%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$526,622	$526,555	$556,243	$605,437	$425,421
Portfolio turnover	42%	30%	19%	24%	18%

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$24.35	$22.81	$21.18	$17.88	$21.40
Income From Investment Operations:
Net investment income	0.15	0.17	0.07	0.08	0.04
Net realized and unrealized gain (loss) on investments and futures contracts	3.41	1.55	1.64	3.31	(3.52)
TOTAL FROM INVESTMENT OPERATIONS	3.56	1.72	1.71	3.39	(3.48)
Less Distributions:
Distributions from net investment income	(0.16)	(0.18)	(0.08)	(0.09)	(0.04)
Distributions from net realized gain on investments and futures contracts	(0.52)	--	--	--	--
TOTAL DISTRIBUTIONS	(0.68)	(0.18)	(0.08)	(0.09)	(0.04)
Net Asset Value, End of Period	$27.23	$24.35	$22.81	$21.18	$17.88
Total Return [1]	14.86%	7.55%	8.07%	19.01%	(16.28)%

Ratios to Average Net Assets:
Net expenses	1.35%	1.32%	1.41%	1.37%	1.34%
Net investment income	0.64%	0.80%	0.29%	0.42%	0.22%
Expense waiver/reimbursement [2]	0.02%	0.02%	0.01%	0.04%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$78,043	$86,361	$102,614	$104,086	$88,070
Portfolio turnover	42%	30%	19%	24%	18%

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2006	2005	2004		2003	[1]
Net Asset Value, Beginning of Period	$24.43	$22.90	$21.27		$17.81
Income From Investment Operations:
Net investment income	0.22	0.24	0.14		0.10
Net realized and unrealized gain on investments and futures contracts	3.41	1.53	1.65		3.45
TOTAL FROM INVESTMENT OPERATIONS	3.63	1.77	1.79		3.55
Less Distributions:
Distributions from net investment income	(0.24)	(0.24)	(0.16)		(0.09)
Distributions from net realized gain on investments and futures contracts	(0.52)	--	--		--
TOTAL DISTRIBUTIONS	(0.76)	(0.24)	(0.16)		(0.09)
Net Asset Value, End of Period	$27.30	$24.43	$22.90		$21.27
Total Return [2]	15.14%	7.75%	8.42	% [3]	19.99%

Ratios to Average Net Assets:
Net expenses	1.10%	1.10%	1.10%		1.09	% [4]
Net investment income	0.85%	0.96%	0.60%		0.70	% [4]
Expense waiver/reimbursement [5]	0.02%	0.02%	0.01%		0.04	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$76,756	$39,617	$31,940		$16,228
Portfolio turnover	42%	30%	19%		24	% [6]

1 Reflects operations for the period from April 8, 2003 (date of initial public investment) to October 31, 2003.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the Manager, which had an impact of 0.05% on the total return.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2003.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2006	Ending Account Value 10/31/2006	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,058.80	$1.82
Institutional Service Shares	$1,000	$1,057.30	$3.37
Class C Shares	$1,000	$1,053.50	$7.25
Class K Shares	$1,000	$1,054.90	$5.70
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,023.44	$1.79
Institutional Service Shares	$1,000	$1,021.93	$3.31
Class C Shares	$1,000	$1,018.15	$7.12
Class K Shares	$1,000	$1,019.66	$5.60

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	0.35%
Institutional Service Shares	0.65%
Class C Shares	1.40%
Class K Shares	1.10%

Management's Discussion of Fund Performance

The Federated Max-Cap Index Fund's Institutional Shares, Institutional Service Shares, Class C Shares, and Class K Shares produced total returns of 15.99%, 15.63%, 14.86%, and 15.14%, respectively, based on net asset value for the 12-month reporting period ended October 31, 2006. The fund's benchmark, the Standard & Poor's 500 Index (S&P 500), 1 posted a total return of 16.34% for the 12-month reporting period.

A healthy 3.78% return for November 2005 gave the S&P 500 enough traction to weather a 0.03% December 2005 return and post a gain of 3.82% for the November 1, 2005 to December 31, 2005 reporting period. So far, the fortunes of stocks in 2006 have been very different than 2005, with global equities posting impressive gains in the first quarter, correcting significantly in the second quarter and finally rallying again in the third quarter. Large cap stocks led small cap stocks out of the correction, and the S&P 500 managed an impressive 12.06% year-to-date return by period-end.

From a style perspective, value once again outperformed growth during the 12-month reporting period, with the S&P 500/Citigroup Value Index 2 returning 20.92%, while the S&P 500/Citigroup Growth Index 3 posted a return of 11.98%.

1 The S&P 500 is a market capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index. "Standard & Poor's ®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Ratings Services and have been licensed for use by Federated Securities Corp. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

2 The S&P 500/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 500 having the lowest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

3 The S&P 500/Citigroup Growth Index is a market capitalization-weighted index of the stocks in the S&P 500 having the highest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

Turning to sector performance, all 10 sectors 4 included in the S&P 500 posted a significant positive return for the 12-month reporting period. The top performer for the 12-month reporting period was Telecommunication Services returning 32.59%, followed by Materials and Energy returning 24.72% and 19.35%, respectively. The worst performer during the 12-month reporting period was Information Technology, returning 9.93%, followed by Health Care and Consumer Staples, returning 11.37% and 13.47%, respectively.

While the enhanced index component of the fund contributed positively to the fund's performance in previous periods, this component made a slightly negative contribution to the fund's performance during this reporting period. Positive contributions to performance were driven by stock substitution strategies involving the purchasing of substitutes for benchmark stocks, such as acquisition targets of benchmark companies or shares listed on another exchange. Negative contributions to performance were driven by quantitative strategies involving the overweight and underweight of stocks relative to the S&P 500. Additionally, the fund's management of certain index changes produced a slight negative contribution to the fund's performance.

The fund utilized S&P 500 futures to provide equity exposure on the fund's cash balances. While over the long term, S&P 500 futures should mirror the performance of the S&P 500, pricing disparity can appear in the short term and the fund can benefit or be harmed by trading futures instead of stocks when money goes in and out of the fund. During the 12-month reporting period, the trading of futures contracts had a negligible impact on the fund.

Lastly, the total return of the fund's shares reflects the impact of actual cash flows, transaction costs, and other expenses.

4 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGIC).

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Max-Cap Index Fund (Institutional Shares) (the "Fund") from October 31, 1996 to October 31, 2006, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns for the Period Ended 10/31/2006
1 Year	15.99%
5 Years	6.93%
10 Years	8.23%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Max-Cap Index Fund (Institutional Service Shares) (the "Fund") from October 31, 1996 to October 31, 2006, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns for the Period Ended 10/31/2006
1 Year	15.63%
5 Years	6.62%
10 Years	7.91%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Max-Cap Index Fund (Class C Shares) (the "Fund") from November 10, 1997 (start of performance) to October 31, 2006, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2006
1 Year	12.71%
5 Years	5.65%
Start of Performance (11/10/1997)	4.69%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00%, and the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investments minus $100 sales charge = 9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares; Institutional Shares, Institutional Service Shares and Class C Shares. For the period prior to commencement of operations of the Class K Shares, the performance information shown is for the Fund's Institutional Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Federated Max-Cap Index Fund (Class K Shares) (the "Fund") from October 31, 1996 to October 31, 2006, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns for the Period Ended 10/31/2006
1 Year	15.14%
5 Years	6.15%
10 Years	7.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2006, the Fund's sector composition 1 for its equity securities investments was as follows:

Sector	Percentage of Total Net Assets
Financials	21.6%
Information Technology	15.2%
Health Care	12.0%
Consumer Discretionary	10.8%
Industrials	10.7%
Energy	9.4%
Consumer Staples	8.9%
Utilities	3.3%
Telecommunication Services	3.3%
Materials	2.8%
Other Securities [2]	0.4%
Securities Lending Collateral [3]	6.2%
Cash Equivalents [4]	1.7%
Other Assets and Liabilities--Net [5]	(6.3)%
TOTAL [6]	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities includes a U.S. Treasury Bill.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

6 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's total exposure to the S&P 500 Index is effectively 101.4%.

Portfolio of Investments

October 31, 2006

Shares			Value
		COMMON STOCKS--98.0% [1]
		Consumer Discretionary--10.8%
13,600		ADVO, Inc.	$399,296
2,300	[2]	Alderwoods Group, Inc.	45,747
24,100	[2,3]	Amazon.com, Inc.	917,969
12,700	[2]	Apollo Group, Inc., Class A	469,392
10,000		Aramark Corp., Class B	334,300
47,705	[2]	AutoNation, Inc.	956,485
5,230	[2]	AutoZone, Inc.	585,760
2,100	[2]	Aztar Corp.	112,497
45,514	[2]	Bed Bath & Beyond, Inc.	1,833,759
53,360		Best Buy Co., Inc.	2,948,140
11,421	[2]	Big Lots, Inc.	240,755
6,141		Black & Decker Corp.	515,107
34,386		Block (H&R), Inc.	751,678
7,099		Brunswick Corp.	223,618
103,071		CBS Corp. (New), Class B	2,982,875
51,407		Carnival Corp.	2,509,690
13,486		Centex Corp.	705,318
1,400	[2]	Chipotle Mexican Grill, Inc.	83,860
1	[2]	Chipotle Mexican Grill, Inc., Class B	58
32,669		Circuit City Stores, Inc.	881,410
47,157		Clear Channel Communications, Inc.	1,643,421
29,500	[2]	Coach, Inc.	1,169,380
243,519	[2,3]	Comcast Corp., Class A	9,903,918
23,300		D. R. Horton, Inc.	545,919
12,682		Darden Restaurants, Inc.	531,376
18,316		Dillards, Inc., Class A	552,594
31,428		Dollar General Corp.	440,935
6,307		Dow Jones & Co.	221,313
7,000		E.W. Scripps Co., Class A	346,220
25,705		Eastman Kodak Co.	627,202
21,160		Family Dollar Stores, Inc.	623,162
53,242		Federated Department Stores, Inc.	2,337,856
190,009		Ford Motor Co.	1,573,275
11,749		Fortune Brands, Inc.	904,086
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
26,180		Gannett Co., Inc.	$1,548,285
94,060		Gap (The), Inc.	1,977,141
56,925	[3]	General Motors Corp.	1,987,821
13,767		Genuine Parts Co.	626,674
19,508	[2]	Goodyear Tire & Rubber Co.	299,058
27,720		Harley Davidson, Inc.	1,902,424
5,500		Harman International Industries, Inc.	562,925
13,944		Harrah's Entertainment, Inc.	1,036,458
17,614		Hasbro, Inc.	456,555
37,939		Hilton Hotels Corp.	1,097,196
210,589		Home Depot, Inc.	7,861,287
14,692		ITT Corp.	799,098
48,836		International Game Technology	2,076,018
32,967	[2]	Interpublic Group Cos., Inc.	359,670
17,206		Johnson Controls, Inc.	1,402,977
15,835		Jones Apparel Group, Inc.	528,889
7,092		KB HOME	318,714
26,608	[2]	Kohl's Corp.	1,878,525
19,651		Leggett and Platt, Inc.	458,851
13,022		Lennar Corp., Class A	618,285
31,471		Limited Brands	927,450
3,200	[2]	Live Nation, Inc.	68,032
10,578		Liz Claiborne, Inc.	446,074
124,414		Lowe's Cos., Inc.	3,749,838
40,446		Marriott International, Inc., Class A	1,689,429
39,761		Mattel, Inc.	899,791
123,693		McDonald's Corp.	5,185,211
37,714		McGraw-Hill Cos., Inc.	2,420,107
3,859		Meredith Corp.	202,597
23,000		Michaels Stores, Inc.	1,011,770
11,805	[3]	New York Times Co., Class A	285,327
53,110		Newell Rubbermaid, Inc.	1,528,506
229,964		News Corp., Inc.	4,794,749
14,100		News Corp., Inc., Class B	306,534
16,535	[3]	Nike, Inc., Class B	1,519,236
20,760		Nordstrom, Inc.	982,986
27,953	[2]	Office Depot, Inc.	1,173,746
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
8,606		Officemax, Inc.	$409,473
18,926		Omnicom Group, Inc.	1,920,043
34,090		Penney (J.C.) Co., Inc.	2,564,591
23,384		Pulte Homes, Inc.	724,670
16,285		RadioShack Corp.	290,524
38,600	[2]	Rent-Way, Inc.	408,774
17,200	[2]	Ryans Restaurant Group, Inc.	278,812
7,337	[2,3]	Sears Holdings Corp.	1,280,086
13,523		Sherwin-Williams Co.	800,967
4,703		Snap-On, Inc.	221,182
6,813		Stanley Works	324,639
66,490		Staples, Inc.	1,714,777
98,168	[2,3]	Starbucks Corp.	3,705,842
24,833		Starwood Hotels & Resorts Worldwide, Inc.	1,483,523
44,242		TJX Cos., Inc.	1,280,806
103,213		Target Corp.	6,108,145
11,196		Tiffany & Co.	399,921
5,400		Tim Horton's, Inc.	156,060
465,177	[3]	Time Warner, Inc.	9,308,192
18,347		Tribune Co.	611,506
57,568	[2]	Univision Communications, Inc., Class A	2,018,334
20,930		V.F. Corp.	1,590,889
69,321	[2]	Viacom, Inc., Class B	2,697,974
211,734		Walt Disney Co.	6,661,152
13,919		Wendy's International, Inc.	481,597
6,640		Whirlpool Corp.	577,215
26,332	[2]	Wyndham Worldwide Corp.	776,794
6,000		Yankee Candle Co., Inc., The	203,100
29,640		Yum! Brands, Inc.	1,762,394
		TOTAL	144,668,587
		Consumer Staples--8.9%
9,816		Alberto-Culver Co., Class B	498,751
228,050		Altria Group, Inc.	18,547,306
62,524		Anheuser-Busch Cos., Inc.	2,964,888
80,874		Archer-Daniels-Midland Co.	3,113,649
36,836		Avon Products, Inc.	1,120,183
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
7,860		Brown-Forman Corp., Class B	$567,413
78,588		CVS Corp.	2,466,091
19,323		Campbell Soup Co.	722,294
11,173		Clorox Co.	721,329
169,982		Coca-Cola Co.	7,941,559
27,237		Coca-Cola Enterprises, Inc.	545,557
64,640		Colgate-Palmolive Co.	4,135,021
45,104		ConAgra, Inc.	1,179,470
43,800	[2]	Constellation Brands, Inc., Class A	1,204,062
37,104		Costco Wholesale Corp.	1,980,612
11,500	[2]	Dean Foods Co.	481,735
9,900		Estee Lauder Cos., Inc., Class A	399,861
53,055		General Mills, Inc.	3,014,585
26,202		H.J. Heinz Co.	1,104,676
13,122		Hershey Foods Corp.	694,285
22,707		Kellogg Co.	1,142,389
60,486		Kimberly-Clark Corp.	4,023,529
59,021	[2]	Kroger Co.	1,327,382
66,147		Loews Corp.	2,574,441
19,100		McCormick & Co., Inc.	714,340
4,852		Molson Coors Brewing Co., Class B	345,365
169,145		PepsiCo, Inc.	10,730,559
328,315		Procter & Gamble Co.	20,811,888
15,000		Reynolds American, Inc.	947,400
15,920		SUPERVALU, Inc.	531,728
39,323		Safeway, Inc.	1,154,523
66,187		Sara Lee Corp.	1,131,798
84,172		Sysco Corp.	2,944,337
13,924		The Pepsi Bottling Group, Inc.	440,277
20,700		Tyson Foods, Inc., Class A	299,115
24,577		UST, Inc.	1,316,344
217,044		Wal-Mart Stores, Inc.	10,695,928
81,096		Walgreen Co.	3,542,273
11,500		Whole Foods Market, Inc.	734,160
20,257		Wrigley (Wm.), Jr. Co.	1,052,351
		TOTAL	119,863,454
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--9.4%
50,020		Anadarko Petroleum Corp.	$2,321,928
33,172		Apache Corp.	2,166,795
55,500	[3]	BJ Services Co.	1,673,880
28,381		Baker Hughes, Inc.	1,959,708
14,300		CONSOL Energy, Inc.	506,077
29,000		Chesapeake Energy Corp.	940,760
243,661		Chevron Corp.	16,374,019
173,240		ConocoPhillips	10,435,978
58,736		Devon Energy Corp.	3,925,914
21,306		EOG Resources, Inc.	1,417,488
68,539		El Paso Corp.	938,984
632,510		Exxon Mobil Corp.	45,173,864
3,600	[2]	Forest Oil Corp.	117,504
6,200	[2]	Giant Industries, Inc.	502,076
116,996		Halliburton Co.	3,784,821
25,661		Hess Corp.	1,088,026
19,413		Kinder Morgan, Inc.	2,040,306
38,396		Marathon Oil Corp.	3,317,414
5,200	[2]	Mariner Energy, Inc.	103,064
14,100		Murphy Oil Corp.	664,956
3,100	[2]	NS Group, Inc.	202,616
24,780	[2]	Nabors Industries Ltd.	765,206
13,014	[2]	National-Oilwell, Inc.	786,046
11,378		Noble Corp.	797,598
104,230		Occidental Petroleum Corp.	4,892,556
20,552		Rowan Cos., Inc.	686,026
97,512		Schlumberger Ltd.	6,151,057
20,900		Smith International, Inc.	825,132
14,720		Sunoco, Inc.	973,434
31,890	[2]	Transocean Sedco Forex, Inc.	2,313,301
73,307		Valero Energy Corp.	3,836,155
28,500	[2]	Weatherford International Ltd.	1,170,780
59,161		Williams Cos., Inc.	1,445,303
38,632		XTO Energy, Inc.	1,802,569
		TOTAL	126,101,341
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--21.6%
23,974		AON Corp.	$834,055
45,600		Ace Ltd.	2,610,600
46,282		Aflac, Inc.	2,078,987
78,025		Allstate Corp.	4,787,614
8,073		Ambac Financial Group, Inc.	674,015
8,000		AmerUs Group Co.	547,840
142,395		American Express Co.	8,231,855
268,232		American International Group, Inc.	18,017,143
21,739		Ameriprise Financial, Inc.	1,119,559
37,552		Amsouth Bancorporation	1,134,821
9,900		Apartment Investment & Management Co., Class A	567,468
34,500		Archstone-Smith Trust	2,077,245
51,685		BB&T Corp.	2,249,331
436,156	[3]	Bank of America Corp.	23,495,724
77,339		Bank of New York Co., Inc.	2,658,141
10,934		Bear Stearns Cos., Inc.	1,654,861
10,979		Boston Properties, Inc.	1,172,887
17,000		CIT Group, Inc.	884,850
24,753		Capital One Financial Corp.	1,963,655
3,400	[3]	Chicago Mercantile Exchange Holdings, Inc.	1,703,400
37,490		Chubb Corp.	1,992,594
34,073		Cincinnati Financial Corp.	1,555,432
514,719		Citigroup, Inc.	25,818,305
17,323		Comerica, Inc.	1,008,025
17,700		Commerce Bancorp, Inc.	618,084
17,172		Compass Bancshares, Inc.	966,097
48,442		Countrywide Financial Corp.	1,846,609
76,000	[2]	E*Trade Group, Inc.	1,769,280
30,467		Equity Office Properties Trust	1,294,848
24,500		Equity Residential Properties Trust	1,337,945
67,669		Federal Home Loan Mortgage Corp.	4,668,484
113,516		Federal National Mortgage Association	6,726,958
8,200		Federated Investors, Inc.	281,178
54,507		Fifth Third Bancorp	2,172,104
12,900		First Horizon National Corp.	507,228
15,425		Franklin Resources, Inc.	1,757,833
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
50,278		Genworth Financial, Inc., Class A	$1,681,296
21,500		Glenborough Realty Trust, Inc.	558,570
35,800		Goldman Sachs Group, Inc.	6,794,482
1,700		Harbor Florida Bancshares, Inc.	77,197
39,370		Hartford Financial Services Group, Inc.	3,431,883
3,998		Host Marriott Corp.	92,194
26,209		Huntington Bancshares, Inc.	639,762
2,600		Interchange Financial Services Corp.	59,332
380,968		J.P. Morgan Chase & Co.	18,073,122
58,692	[3]	Janus Capital Group, Inc.	1,178,535
35,479		KeyCorp	1,317,690
23,221		Kimco Realty Corp.	1,031,691
10,400		Legg Mason, Inc.	936,208
42,906	[3]	Lehman Brothers Holdings, Inc.	3,339,803
28,260		Lincoln National Corp.	1,789,141
15,100		M & T Bank Corp.	1,839,331
11,931		MBIA Insurance Corp.	739,961
7,364		MGIC Investment Corp.	432,709
4		Manulife Financial Corp.	130
42,710		Marsh & McLennan Cos., Inc.	1,257,382
26,542		Marshall & Ilsley Corp.	1,272,423
40,317		Mellon Financial Corp.	1,564,300
73,025		Merrill Lynch & Co., Inc.	6,383,846
91,041		MetLife, Inc.	5,201,172
100		MidCap S&P Depository Receipts Trust	14,325
35,034		Moody's Corp.	2,322,754
116,556		Morgan Stanley	8,908,375
40,400		MortgageIT Holdings, Inc.	572,872
56,539		National City Corp.	2,106,078
70,351		North Fork Bancorp, Inc.	2,010,632
15,969		Northern Trust Corp.	937,700
11,200		Northwestern Corp.	396,256
29,327		PNC Financial Services Group	2,053,770
14,200		Plum Creek Timber Co., Inc.	510,348
26,600		Principal Financial Group	1,502,634
65,420		Progressive Corp., OH	1,581,201
27,400		Prologis	1,733,598
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
49,500		Prudential Financial, Inc.	$3,808,035
10,497		Public Storage, Inc.	941,686
28,928	[2]	Realogy Corp.	745,764
47,329		Regions Financial Corp.	1,796,136
21,407	[3]	S&P Depository Receipts Trust, ADR	2,949,671
13,922		SAFECO Corp.	810,121
35,440		SLM Corp.	1,725,219
46,500		Saxon Capital, Inc.	657,975
173,786		Schwab (Charles) Corp.	3,166,381
23,049		Simon Property Group, Inc.	2,238,058
29,330		Sovereign Bancorp, Inc.	699,814
100		State National Bancshares, Inc.	3,818
29,962		State Street Corp.	1,924,459
47,191		SunTrust Banks, Inc.	3,727,617
23,855		Synovus Financial Corp.	700,860
48,208		T. Rowe Price Group, Inc.	2,280,720
9,400		Texas Regional Bancshares, Inc., Class A	365,190
74,049		The St. Paul Travelers Cos., Inc.	3,786,125
9,837		Torchmark Corp.	606,746
181,763		U.S. Bancorp	6,150,860
31,853		UNUMProvident Corp.	630,052
19,800		Vornado Realty Trust	2,361,150
211,596		Wachovia Corp.	11,743,604
94,513		Washington Mutual Bank	3,997,900
372,798		Wells Fargo & Co.	13,528,839
14,436		XL Capital Ltd., Class A	1,018,460
7,472		Zions Bancorp	600,749
		TOTAL	290,093,767
		Health Care--12.0%
163,241		Abbott Laboratories	7,755,580
61,804		Aetna, Inc.	2,547,561
11,721		Allergan, Inc.	1,353,776
26,084		AmerisourceBergen Corp.	1,231,165
133,257	[2]	Amgen, Inc.	10,115,539
14,600	[2]	Andrx Group	359,014
20,748		Applera Corp.	773,900
8,104		Bard (C.R.), Inc.	664,204
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
13,300	[2]	Barr Laboratories, Inc.	$696,521
7,632		Bausch & Lomb, Inc.	408,617
81,424		Baxter International, Inc.	3,743,061
27,528		Becton, Dickinson & Co.	1,927,786
49,234	[2]	Biogen Idec, Inc.	2,343,538
20,704		Biomet, Inc.	783,439
93,545	[2]	Boston Scientific Corp.	1,488,301
159,425		Bristol-Myers Squibb Co.	3,945,769
15,970		CIGNA Corp.	1,868,171
45,608		Cardinal Health, Inc.	2,985,044
35,251		Caremark Rx, Inc.	1,735,407
7,700	[2]	Connetics Corp.	131,208
13,100	[2]	Coventry Health Care, Inc.	615,045
82,566		Eli Lilly & Co.	4,624,522
57,100	[2]	Encore Medical Corp.	371,721
11,000	[2]	Express Scripts, Inc., Class A	700,920
29,700	[2]	Fisher Scientific International, Inc.	2,542,914
27,376	[2]	Forest Laboratories, Inc., Class A	1,339,781
32,800	[2]	Genzyme Corp.	2,214,328
36,314	[2]	Gilead Sciences, Inc.	2,502,035
74,848	[3]	HCA, Inc.	3,781,321
32,600		Health Management Association, Class A	642,220
12,244	[2]	Hospira, Inc.	445,069
24,631	[2]	Humana, Inc.	1,477,860
17,073		IMS Health, Inc.	475,483
275,544		Johnson & Johnson	18,571,666
31,084	[2]	King Pharmaceuticals, Inc.	520,035
11,100	[2]	Laboratory Corp. of America Holdings	760,239
7,543		Manor Care, Inc.	361,989
41,666		McKesson HBOC, Inc.	2,087,050
23,489	[2]	Medco Health Solutions, Inc.	1,256,661
35,137	[2]	Medimmune, Inc.	1,125,789
96,283		Medtronic, Inc.	4,687,056
244,120	[3]	Merck & Co., Inc.	11,087,930
3,577	[2]	Millipore Corp.	230,824
48,350		Mylan Laboratories, Inc.	991,175
5,500	[2]	Myogen, Inc.	287,650
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
11,800	[2]	Patterson Cos., Inc.	$387,630
18,407		PerkinElmer, Inc.	393,174
788,020		Pfizer, Inc.	21,000,733
14,692		Quest Diagnostic, Inc.	730,780
118,132		Schering Plough Corp.	2,615,442
28,208	[2]	St. Jude Medical, Inc.	968,945
25,502	[3]	Stryker Corp.	1,333,500
102,005	[2]	Tenet Healthcare Corp.	720,155
13,853	[2]	Thermo Electron Corp.	593,878
143,725		UnitedHealth Group, Inc.	7,010,905
10,000	[2]	Waters Corp.	498,000
28,183	[2]	Watson Pharmaceuticals, Inc.	758,405
60,291	[2]	Wellpoint, Inc.	4,601,409
119,054		Wyeth	6,075,326
33,794	[2]	Zimmer Holdings, Inc.	2,433,506
		TOTAL	160,680,672
		Industrials--10.7%
63,452		3M Co.	5,002,556
21,143	[2,3]	Allied Waste Industries, Inc.	256,887
19,359		American Power Conversion Corp.	585,223
16,100		American Standard Cos.	713,069
10,442		Avery Dennison Corp.	659,308
96,205		Boeing Co.	7,682,931
35,138		Burlington Northern Santa Fe Corp.	2,724,249
46,064		CSX Corp.	1,643,103
66,376		Caterpillar, Inc.	4,029,687
12,237		Cintas Corp.	506,612
9,457		Cooper Industries Ltd., Class A	845,929
3,717		Cummins, Inc.	471,985
37,640		Danaher Corp.	2,701,423
33,186		Deere & Co.	2,825,124
19,923		Donnelley (R.R.) & Sons Co.	674,593
16,702		Dover Corp.	793,345
11,154		Eaton Corp.	807,884
51,152		Emerson Electric Co.	4,317,229
11,816		Equifax, Inc.	449,362
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
29,168		FedEx Corp.	$3,340,903
6,356		Fluor Corp.	498,501
37,816		General Dynamics Corp.	2,688,718
1,073,336		General Electric Co.	37,684,827
8,790		Goodrich (B.F.) Co.	387,551
7,047		Grainger (W.W.), Inc.	512,881
85,118		Honeywell International, Inc.	3,585,170
60,118		Illinois Tool Works, Inc.	2,881,456
50,184		Ingersoll-Rand Co., Class A	1,842,255
6,200		JLG Industries, Inc.	171,430
6,800	[2]	Jacuzzi Brands, Inc.	84,252
9,575		L-3 Communications Holdings, Inc.	770,979
38,388		Lockheed Martin Corp.	3,337,069
70,536		Masco Corp.	1,950,320
9,168	[2]	Monster Worldwide, Inc.	371,396
15,200	[2]	NCO Group, Inc.	409,792
4,063	[2]	Navistar International Corp.	112,667
36,653		Norfolk Southern Corp.	1,926,848
46,400		Northrop Grumman Corp.	3,080,496
37,844		PACCAR, Inc.	2,240,743
9,289		Pall Corp.	296,319
21,597		Parker-Hannifin Corp.	1,806,157
19,403		Pitney Bowes, Inc.	906,314
60,955		Raytheon Co.	3,044,702
17,094		Robert Half International, Inc.	624,786
14,943		Rockwell Automation, Inc.	926,466
18,243		Rockwell Collins	1,059,553
4,886		Ryder System, Inc.	257,248
70,720		Southwest Airlines Co.	1,062,922
11,030		Textron, Inc.	1,002,958
228,492		Tyco International Ltd.	6,724,520
35,995		Union Pacific Corp.	3,262,227
124,340		United Parcel Service, Inc.	9,369,019
83,322		United Technologies Corp.	5,475,922
52,524		Waste Management, Inc.	1,968,600
		TOTAL	143,356,466
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--15.2%
7,318	[2]	ADC Telecommunications, Inc.	$104,721
55,810	[2,3]	Adobe Systems, Inc.	2,134,733
44,947	[2]	Advanced Micro Devices, Inc.	956,025
9,700	[2]	Affiliated Computer Services, Inc., Class A	518,756
44,872	[2]	Agilent Technologies, Inc.	1,597,443
37,039	[2]	Altera Corp.	682,999
36,224		Analog Devices, Inc.	1,152,648
75,398	[2,3]	Apple Computer, Inc.	6,113,270
150,710		Applied Materials, Inc.	2,620,847
17,220	[2]	Autodesk, Inc.	632,835
74,205		Automatic Data Processing, Inc.	3,668,695
41,739	[2]	Avaya, Inc.	534,677
33,424	[2]	BMC Software, Inc.	1,013,081
36,666	[2]	Broadcom Corp.	1,109,880
39,868		CA, Inc.	987,132
8,906	[2]	CIENA Corp.	209,380
661,428	[2,3]	Cisco Systems, Inc.	15,960,258
13,630	[2]	Citrix Systems, Inc.	402,494
27,941	[2]	Computer Sciences Corp.	1,476,682
36,870	[2]	Compuware Corp.	296,435
20,125	[2]	Comverse Technology, Inc.	438,121
27,725	[2]	Convergys Corp.	588,047
180,400	[2,3]	Corning, Inc.	3,685,572
256,699	[2]	Dell, Inc.	6,245,487
243,328	[2]	EMC Corp. Mass	2,980,768
30,800	[2]	Electronic Arts, Inc.	1,629,012
51,080		Electronic Data Systems Corp.	1,293,856
1,900		Fidelity National Information Services, Inc.	78,983
82,048		First Data Corp.	1,989,664
17,567	[2]	Fiserv, Inc.	867,810
10,100	[2]	Freescale Semiconductor, Inc., Class A	397,637
50,424	[2]	Freescale Semiconductor, Inc., Class B	1,983,176
22,531	[2,3]	Google, Inc.	10,733,543
304,547		Hewlett-Packard Co.	11,798,151
157,938		IBM Corp.	14,582,416
644,080		Intel Corp.	13,744,667
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
18,200	[2]	Intergraph Corp.	$795,158
33,430	[2]	Intuit, Inc.	1,180,079
14,793	[2]	JDS Uniphase Corp.	214,939
18,985		Jabil Circuit, Inc.	545,059
55,200	[2]	Juniper Networks, Inc.	950,544
19,825		KLA-Tencor Corp.	974,795
2,600	[2]	Kanbay International, Inc.	73,840
37,314	[2]	LSI Logic Corp.	375,006
11,618	[2]	Lexmark International Group, Class A	738,789
25,414		Linear Technology Corp.	790,884
424,088	[2]	Lucent Technologies, Inc.	1,030,534
28,541		Maxim Integrated Products, Inc.	856,515
13,900	[2]	Mercury Interactive Corp.	722,244
72,798	[2]	Micron Technology, Inc.	1,051,931
933,439		Microsoft Corp.	26,799,034
13,581		Molex, Inc.	473,977
279,121		Motorola, Inc.	6,436,530
17,874	[2]	NCR Corp.	742,128
34,500	[2]	NVIDIA Corp.	1,203,015
29,014		National Semiconductor Corp.	704,750
40,461	[2]	Network Appliance, Inc.	1,476,826
30,123	[2]	Novell, Inc.	180,738
15,121	[2]	Novellus Systems, Inc.	418,096
431,235	[2]	Oracle Corp.	7,964,910
16,895	[2]	PMC-Sierra, Inc.	112,014
7,873	[2]	Parametric Technology Corp.	153,838
36,757		Paychex, Inc.	1,451,166
18,432	[2]	Qlogic Corp.	379,331
168,978		Qualcomm, Inc.	6,149,109
14,086		Sabre Group Holdings, Inc.	358,066
17,900	[2]	Sandisk Corp.	860,990
71,101	[2]	Sanmina-SCI Corp.	280,849
92,005	[2]	Solectron Corp.	307,297
333,486	[2]	Sun Microsystems, Inc.	1,810,829
100,880	[2,3]	Symantec Corp.	2,001,459
19,942		Symbol Technologies, Inc.	297,734
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
7,256		Tektronix, Inc.	$220,365
44,587	[2]	Tellabs, Inc.	469,947
14,101	[2]	Teradyne, Inc.	197,696
187,291		Texas Instruments, Inc.	5,652,442
25,622	[2]	Unisys Corp.	167,568
26,600	[2]	Verisign, Inc.	550,088
82,248		Western Union Co.	1,813,568
97,222	[2]	Xerox Corp.	1,652,774
34,612		Xilinx, Inc.	882,952
103,996	[2,3]	Yahoo, Inc.	2,739,255
96,000	[2]	eBay, Inc.	3,084,480
		TOTAL	203,504,039
		Materials--2.8%
19,632		Air Products & Chemicals, Inc.	1,367,761
81,848		Alcoa, Inc.	2,366,226
1,500	[2]	Aleris International, Inc.	77,265
8,545		Allegheny Technologies, Inc.	672,748
7,320		Ashland, Inc.	432,612
11,844		Ball Corp.	492,592
8,276		Bemis Co., Inc.	278,239
101		Chemtura Corp.	867
76,737		Dow Chemical Co.	3,130,102
73,406		Du Pont (E.I.) de Nemours & Co.	3,361,995
7,096		Eastman Chemical Co.	432,288
17,006		Ecolab, Inc.	771,222
29,311		Freeport-McMoRan Copper & Gold, Inc., Class B	1,772,729
8,358	[2]	Hercules, Inc.	152,116
7,142		International Flavors & Fragrances, Inc.	303,392
42,202		International Paper Co.	1,407,437
10,182		Louisiana-Pacific Corp.	201,400
20,128		MeadWestvaco Corp.	553,923
70,454		Monsanto Co.	3,115,476
38,513		Newmont Mining Corp.	1,743,484
43,068		Nucor Corp.	2,515,602
16,642		PPG Industries, Inc.	1,138,313
16,708	[2]	Pactiv Corp.	515,275
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
26,632		Phelps Dodge Corp.	$2,673,320
43,490		Praxair, Inc.	2,620,272
13,958		Rohm & Haas Co.	723,304
7,125		Sealed Air Corp.	424,080
5,680		Sigma-Aldrich Corp.	426,625
8,024		Temple-Inland, Inc.	316,467
13,310		United States Steel Corp.	899,756
7,606		Vulcan Materials Co.	619,737
20,920		Weyerhaeuser Co.	1,330,303
		TOTAL	36,836,928
		Telecommunication Services--3.3%
369,417		AT&T, Inc.	12,652,533
35,146		Alltel Corp.	1,873,633
216,702		BellSouth Corp.	9,773,260
11,830		CenturyTel, Inc.	476,039
44,638		Citizens Communications Co., Class B	654,393
12,219		Embarq Corp.	590,789
223,372	[2]	Qwest Communications International, Inc.	1,927,700
242,795		Sprint Nextel Corp.	4,537,839
297,554		Verizon Communications	11,009,498
35,218		Windstream Corp.	483,191
		TOTAL	43,978,875
		Utilities--3.3%
71,639	[2]	AES Corp.	1,575,342
18,743	[2]	Allegheny Energy, Inc.	806,511
14,957		Ameren Corp.	809,174
43,404		American Electric Power Co., Inc.	1,798,228
14,192	[2]	CMS Energy Corp.	211,319
25,614		CenterPoint Energy, Inc.	396,505
21,741		Consolidated Edison Co.	1,051,177
17,724		Constellation Energy Group	1,105,978
15,267		DTE Energy Co.	693,580
36,607		Dominion Resources, Inc.	2,964,801
152,949		Duke Energy Corp.	4,839,306
40,658	[2]	Dynegy, Inc.	247,201
34,558		Edison International	1,535,758
Shares or Principal Amount			Value
		COMMON STOCKS--continued [1]
		Utilities--continued
18,082		Entergy Corp.	$1,551,978
69,238		Exelon Corp.	4,291,371
43,982		FPL Group, Inc.	2,243,082
25,784		FirstEnergy Corp.	1,517,388
13,356		KeySpan Corp.	541,986
1,589		NICOR, Inc.	73,030
25,380		NiSource, Inc.	590,593
38,736		P G & E Corp.	1,671,071
58,074		PPL Corp.	2,004,714
2,557		Peoples Energy Corp.	111,715
7,118		Pinnacle West Capital Corp.	340,312
19,307		Progress Energy, Inc.	888,122
24,569		Public Service Enterprises Group, Inc.	1,499,937
27,441		Sempra Energy	1,455,471
58,186		Southern Co.	2,117,970
22,788		TECO Energy, Inc.	375,774
60,916		TXU Corp.	3,845,627
76,524		Xcel Energy, Inc.	1,688,885
		TOTAL	44,843,906
		TOTAL COMMON STOCKS (IDENTIFIED COST $573,721,573)	1,313,928,035
		CORPORATE BONDS--0.0%
		Health Care--0.0%
$250,000	[4,5]	Genzyme Corp., Conv. Bond, 1.25%, 12/1/2023	272,182
		Industrials--0.0%
227,000		Tyco International Group, Company Guarantee, 3.125%, 1/15/2023	312,979
		TOTAL CORPORATE BONDS (IDENTIFIED COST $583,871)	585,161
		PREFERRED STOCK--0.0%
		Energy--0.0%
1,085		Hess Corp., Pfd. (IDENTIFIED COST $76,167)	112,927
		U.S. TREASURY--0.4% [6]
$5,490,000		United States Treasury Bill, 1/11/2007 (IDENTIFIED COST $5,437,432)	5,436,675
Principal Amount			Value
		REPURCHASE AGREEMENTS--7.9%
$23,172,000		Interest in $1,980,000,000 joint repurchase agreement 5.310%, dated 10/31/2006 under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 4/1/2036 for $1,980,292,050 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,019,602,605.	$23,172,000
41,000,000		Interest in $2,000,000,000 joint repurchase agreement 5.310%, dated 10/31/2006 under which Bear Stearns and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 10/25/2036 for $2,000,295,000 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,060,002,087 (purchased with proceeds from securities lending collateral).	41,000,000
41,455,000		Interest in $2,000,000,000 joint repurchase agreement 5.310%, dated 10/31/2006 under which Merrill Lynch Government Securities, Inc. will repurchase U.S. Government Agency securities with various maturities to 10/15/2036 for $2,000,295,000 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,042,399,834 (purchased with proceeds from securities lending collateral).	41,455,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	105,627,000
		TOTAL INVESTMENTS--106.3% (IDENTIFIED COST $685,446,043) [7]	1,425,689,798
		OTHER ASSETS AND LIABILITIES - NET--(6.3)%	(84,020,479)
		TOTAL NET ASSETS--100%	$1,341,669,319

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. The total market value of open index futures contracts is $48,757,800 at October 31, 2006, which represents 3.6% of total net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the S&P 500 Index is 101.4%.

2 Non-income producing security.

3 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

4 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2006, these restricted securities amounted to $272,182, which represented 0.0% of total net assets.

5 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At October 31, 2006, these liquid restricted securities amounted to $272,182, which represented 0.0% of total net assets.

6 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

7 The cost of investments for federal tax purposes amounts to $719,388,712.

At October 31, 2006, the Fund had the following outstanding long futures contracts:

	Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[2]	S&P 500 Index Futures	141	$48,757,800	December 2006	$1,109,970

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2006.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets:
Total investments in securities, at value including $79,500,231 of securities loaned (identified cost $685,446,043)		$1,425,689,798
Cash		1,116,909
Income receivable		1,121,335
Receivable for investments sold		3,062,774
Receivable for shares sold		500,323
TOTAL ASSETS		1,431,491,139
Liabilities:
Payable for investments purchased	$2,325,525
Payable for shares redeemed	4,394,898
Payable for Directors'/Trustees' fees	2,563
Payable for distribution services fee (Note 5)	103,950
Payable for shareholder services fee (Note 5)	162,571
Payable for collateral due to broker	82,455,000
Payable for daily variation margin	1,610
Accrued expenses	375,703
TOTAL LIABILITIES		89,821,820
Net assets for 49,094,222 shares outstanding		$1,341,669,319
Net Assets Consist of:
Paid-in capital		$535,877,160
Net unrealized appreciation of investments and futures contracts		741,353,730
Accumulated net realized gain on investments and futures contracts		62,971,882
Undistributed net investment income		1,466,547
TOTAL NET ASSETS		$1,341,669,319

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value and offering price per share ($660,249,227 ÷ 24,128,553 shares outstanding), no par value, unlimited shares authorized	$27.36
Redemption proceeds per share	$27.36
Institutional Service Shares:
Net asset value and offering price per share ($526,621,673 ÷ 19,288,085 shares outstanding), no par value, unlimited shares authorized	$27.30
Redemption proceeds per share	$27.30
Class C Shares:
Net asset value per share ($78,042,805 ÷ 2,866,392 shares outstanding), no par value, unlimited shares authorized	$27.23
Offering price per share (100/99.00 of $27.23) [1]	$27.51
Redemption proceeds per share (99.00/100 of $27.23) [1]	$26.96
Class K Shares:
Net asset value and offering price per share ($76,755,614 ÷ 2,811,192 shares outstanding), no par value, unlimited shares authorized	$27.30
Redemption proceeds per share	$27.30

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $221)		$24,401,978
Interest (including income on securities loaned of $29,311)		1,326,538
TOTAL INCOME		25,728,516
Expenses:
Management fee (Note 5)	$3,883,865
Custodian fees	131,976
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	346,654
Transfer and dividend disbursing agent fees and expenses--Institutional Service Shares	278,589
Transfer and dividend disbursing agent fees and expenses--Class C Shares	74,945
Transfer and dividend disbursing agent fees and expenses--Class K Shares	169,688
Directors'/Trustees' fees	15,104
Auditing fees	19,894
Legal fees	10,456
Portfolio accounting fees	204,574
Distribution services fee--Institutional Service Shares (Note 5)	1,562,207
Distribution services fee--Class C Shares (Note 5)	600,877
Distribution services fee--Class K Shares (Note 5)	299,615
Shareholder services fee--Institutional Shares (Note 5)	800,177
Shareholder services fee--Institutional Service Shares (Note 5)	1,296,915
Shareholder services fee--Class C Shares (Note 5)	152,539
Share registration costs	67,675
Printing and postage	52,335
Insurance premiums	14,565
Miscellaneous	11,790
TOTAL EXPENSES	9,994,440

Statement of Operations-continued

Year Ended October 31, 2006

Waivers and Reimbursements (Note 5):
Waiver of management fee	$(243,094)
Waiver of distribution services fee--Institutional Service Shares	(1,296,914)
Waiver of shareholder services fee--Institutional Shares	(800,177)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(138,413)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Service Shares	(107,632)
TOTAL WAIVERS AND REIMBURSEMENTS		$(2,586,230)
Net expenses			$7,408,210
Net investment income			18,320,306
Realized and Unrealized Gain on Investments and Futures Contracts:
Net realized gain on investments			101,520,380
Net realized gain on futures contracts			2,536,263
Net change in unrealized appreciation of investments and futures contracts			68,317,402
Net realized and unrealized gain on investments and futures contracts			172,374,045
Change in net assets resulting from operations			$190,694,351

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,320,306	$21,201,682
Net realized gain on investments and futures contracts	104,056,643	121,374,580
Net change in unrealized appreciation/depreciation of investments and futures contracts	68,317,402	(28,954,394)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	190,694,351	113,621,868
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(10,135,947)	(11,962,520)
Institutional Service Shares	(6,810,465)	(8,070,522)
Class C Shares	(491,679)	(741,985)
Class K Shares	(567,194)	(351,431)
Distributions from net realized gains on investments and futures contracts
Institutional Shares	(13,315,437)	--
Institutional Service Shares	(11,254,029)	--
Class C Shares	(1,822,764)	--
Class K Shares	(852,806)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(45,250,321)	(21,126,458)
Share Transactions:
Proceeds from sale of shares	310,746,903	260,461,318
Net asset value of shares issued to shareholders in payment of distributions declared	35,282,309	15,479,840
Cost of shares redeemed	(431,285,161)	(482,792,686)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(85,255,949)	(206,851,528)
Change in net assets	60,188,081	(114,356,118)
Net Assets:
Beginning of period	1,281,481,238	1,395,837,356
End of period (including undistributed net investment income of $1,466,547 and $1,151,555, respectively)	$1,341,669,319	$1,281,481,238

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2006

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Max-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Institutional Shares, Institutional Service Shares, Class C Shares, and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide investment results that generally correspond to the aggregate price and dividend performance of publicly-traded common stocks comprising the Standard & Poor's 500 Composite Stock Price Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

for investments in other open-end regulated investment companies, based on net asset value;

for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Institutional Service Shares, Class C Shares, and Class K Shares bear distribution services fees and shareholder services fees unique to those classes and Class K Shares bear certain transfer and dividend disbursing agent fees unique to that class. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$79,500,231	$82,455,000

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2006, the Fund had net realized gains on futures contracts of $2,536,263.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2006		2005
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,973,618	$126,951,778	4,423,741	$107,156,340
Shares issued to shareholders in payment of distributions declared	568,043	14,368,500	281,610	6,824,079
Shares redeemed	(7,114,013)	(181,529,111)	(9,751,365)	(236,464,553)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,572,352)	$(40,208,833)	(5,046,014)	$(122,484,134)

Year Ended October 31	2006		2005
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	4,898,375	$125,588,208	4,968,302	$119,988,103
Shares issued to shareholders in payment of distributions declared	694,494	17,518,532	317,621	7,684,549
Shares redeemed	(7,867,507)	(201,260,876)	(8,032,853)	(194,690,054)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(2,274,638)	$(58,154,136)	(2,746,930)	$(67,017,402)

Year Ended October 31	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	503,180	$12,812,525	634,001	$15,283,388
Shares issued to shareholders in payment of distributions declared	78,951	1,980,852	25,662	620,875
Shares redeemed	(1,261,909)	(32,067,621)	(1,611,535)	(38,844,221)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(679,778)	$(17,274,244)	(951,872)	$(22,939,958)

Year Ended October 31	2006		2005
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	1,767,633	$45,394,392	747,381	$18,033,487
Shares issued to shareholders in payment of distributions declared	55,989	1,414,425	14,451	350,337
Shares redeemed	(633,754)	(16,427,553)	(535,377)	(12,793,858)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	1,189,868	$30,381,264	226,455	$5,589,966
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,336,900)	$(85,255,949)	(8,518,361)	$(206,851,528)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for deferral of wash sales, foreign cash and litigation settlements.

For the year ended October 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains
$(78,114)	$(29)	$78,143

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2006, and 2005, was as follows:

	2006	2005
Ordinary income [1]	$18,005,285	$21,126,458
Long-term capital gains	$27,245,036	--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,543,671
Undistributed long-term capital gains	$89,963,380
Net unrealized appreciation	$707,411,061
Other temporary adjustments	$(1,125,953)

At October 31, 2006, the cost of investments for federal tax purposes was $719,388,712. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $706,301,086. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $709,481,247 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,180,161.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania, the Fund's manager (the "Manager"), receives for its services an annual management fee equal to 0.30% of the Fund's average daily net assets. For the year ended October 31, 2006, the Manager voluntarily waived $243,094 of its fee. In addition, the Manager reimbursed $246,045 of transfer and dividend disbursing agent fees and expenses. Under the terms of a subadvisory contract between the Manager and BlackRock Investment Management LLC, a wholly owned subsidiary of BlackRock, Inc. (the "Subadvisor"), the Subadvisor receives an annual fee from the Manager equal to 0.0150% times 80% of the Fund's average daily net assets plus 0.150% times 20% of the Fund's average daily net assets.

Prior to September 29, 2006, the Subadvisor was Fund Asset Management L.P., doing business as Mercury Advisors, an indirect, wholly owned subsidiary of Merrill Lynch & Co, Inc.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Institutional Service Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Service Shares	0.30%
Class C Shares	0.75%
Class K Shares	0.50%

For the year ended October 31, 2006, FSC voluntarily waived $1,296,914 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2006, FSC retained $428,803 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2006, FSC retained $654 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares, Institutional Service Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended October 31, 2006, FSSC voluntarily waived $800,177 of its fee. For the year ended October 31, 2006, FSSC received $72,697 of fees paid by the Fund.

Expense Limitation

The Manager and its affiliates (which may include FSC and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee) so that the total operating expenses paid by the Fund's Institutional Shares, Institutional Service Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 0.35%, 0.65%, 1.45% and 1.10%, respectively, for the fiscal year ending October 31, 2007. Although these actions are voluntary, the Manager and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2007.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2006, were as follows:

Purchases	$532,037,526
Sales	$565,485,261

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2006, the amount of long-term capital gains designated by the Fund was $27,245,036.

For the fiscal year ended October 31, 2006, 100.0% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2006, 100.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MAX-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities of Federated Max-Cap Index Fund (the "Fund") (one of the portfolios constituting Federated Index Trust), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Max-Cap Index Fund, a portfolio of Federated Index Trust at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 11, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: APRIL 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; Controller of Federated Investors, Inc.; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1990	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT Began serving: January 2006	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: May 2004	Principal Occupations : John W. Harris has been the Fund's Portfolio Manager since January 2003. He is Vice President of the Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Adviser in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Adviser. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract

FEDERATED MAX-CAP INDEX FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract and subadvisory contract at meetings held in May 2006 and approved a new subadvisory contract at meetings held in August 2006. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements and approve a new subadvisory contract with BlackRock Investment Management, LLC ("BlackRock" or the "Subadviser"). The Fund's previous subadvisory contract (the "Previous Subadvisory Agreement") with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), was automatically terminated pursuant to Section 15 of the 1940 Act in connection with a transaction on September 29, 2006 whereby Merrill Lynch & Co., Inc. and BlackRock combined Merrill Lynch Investment Managers, L.P. and certain affiliates, including Mercury Advisors, with BlackRock, Inc. to create a new asset management company. The new subadvisory agreement and the Previous Subadvisory Agreement are substantially similar.

Prior to the meetings, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Fund has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract and subadvisory contract.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and Mercury Advisors, and to be received by the Subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser and Mercury Advisors, and to be received by the Subadviser from brokers that execute Federated Fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the adviser, including the performance of the Fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract and subadvisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund, the Federated organization, Mercury Advisors and the Subadviser that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meetings at which the Board's formal review of the advisory contracts occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's, Mercury Advisors' and the Subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fees and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, Mercury Advisors and their affiliates and to be provided by the Subadviser; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds, the Federated companies that service them, Mercury Advisors and the Subadviser (including communications from regulatory agencies), as well as Federated's, Mercury Advisors' and the Subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board also considered information regarding the results of the Adviser's evaluation of Mercury Advisors' performance, commitment to client service and investment capabilities and its assurance that the current portfolio managers of the Fund would continue to manage the Fund as employees of BlackRock. The Board also considered the Adviser's recommendation to approve the new subadvisory agreement with BlackRock. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser, Mercury Advisors and the Subadviser are executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent and quality of the Adviser's, Mercury Advisors' and the Subadviser's investment management services were such as to warrant continuation of the advisory contract and approval of the new subadvisory contract as it is expected that the existing portfolio managers will continue to managed the Fund as employees of BlackRock. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For the periods ending December 31, 2005, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contract, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about Mercury Advisors and the Subadviser, as well as reports that discussed any indirect benefit Mercury Advisors or the Subadviser may derive from its receipt of research services from brokers who execute Fund trades.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The Board received similar revenue and cost information about the Fund from Mercury Advisors. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for the Adviser and Mercury Advisors and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that the Adviser's and Mercury Advisors' profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated Funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contracts reflects its determination that the Adviser's and Mercury Advisors' performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements and that the expected performance of the new Subadviser, as a result of the existing portfolio managers continuing to manage the Fund as employees of BlackRock, provided a satisfactory basis to support the decision to approve the new subadvisory contract.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Max-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E106
Cusip 31420E403
Cusip 31420E502
Cusip 31420E809

29454 (12/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2006

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$22.19	$19.84	$18.22	$14.11	$15.26
Income From Investment Operations:
Net investment income	0.30	0.22	0.13	0.10	0.10
Net realized and unrealized gain (loss) on investments and futures contracts	2.48	3.09	1.75	4.12	(0.90)
TOTAL FROM INVESTMENT OPERATIONS	2.78	3.31	1.88	4.22	(0.80)
Less Distributions:
Distributions from net investment income	(0.32)	(0.19)	(0.12)	(0.11)	(0.10)
Distributions from net realized gain on investments and futures contracts	(1.16)	(0.77)	(0.14)	--	(0.25)
TOTAL DISTRIBUTIONS	(1.48)	(0.96)	(0.26)	(0.11)	(0.35)
Net Asset Value, End of Period	$23.49	$22.19	$19.84	$18.22	$14.11
Total Return [1]	12.91%	17.09%	10.38%	30.04%	(5.47)%

Ratios to Average Net Assets:
Net expenses	0.49%	0.49%	0.49%	0.49%	0.50%
Net investment income	1.33%	1.06%	0.69%	0.69%	0.66%
Expense waiver/reimbursement [2]	0.21%	0.20%	0.27%	0.26%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,202,627	$889,064	$708,296	$564,618	$364,656
Portfolio turnover	13%	14%	16%	11%	40%

1 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2006	Ending Account Value 10/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$ 981.00	$2.45
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.74	$2.50

1 Expenses are equal to the Fund's annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

Federated Mid-Cap Index Fund produced a total return of 12.91%, based on net asset value during the 12-month reporting period ended October 31, 2006. The Fund's benchmark, the S&P MidCap 400 Index (S&P 400), 1 posted a total return of 13.43% during the 12-month reporting period.

A healthy 4.89% return for November 2005 gave the S&P 400 enough traction to weather a 0.69% December 2005 return and post a gain of 5.62% for the November 1, 2005 to December 31, 2005 reporting period. The fortunes of stocks in 2006 have been very different than in 2005, with global equities posting impressive gains in the first quarter, correcting significantly in the second quarter and finally rallying again in the third quarter. After gaining 7.63% in the first quarter of 2006, the S&P 400 was hit hard by the correction and was unable to ride the large cap rally in the third quarter. Finally, a healthy 4.16% gain in October helped the Index climb back to a 7.40% year-to-date return, which was still shy of the first-quarter gains.

From a style perspective, value once again outperformed growth during the 12-month reporting period, with the S&P MidCap 400/Citigroup Value Index 2 returning 16.21%, while the S&P MidCap 400/Citigroup Growth Index 3 posted a return of 10.35%.

1 The S&P 400 is a market capitalization weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged, and investments cannot be made in an index. "Standard & Poor's ® ", "S&P ® ", "S&P 500 ® ", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Ratings Services and have been licensed for use by Federated Securities Corp. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

2 The S&P MidCap 400/ Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P MidCap 400 Index having the lowest price-to-book ratios. The index consists of approximately half of the S&P MidCap 400 Index on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

3 The S&P MidCap 400/Citigroup Growth Index is a market capitalization-weighted index of the stocks in the S&P MidCap 400 Index having the highest price-to-book ratios. The index consists of approximately half of the S&P MidCap 400 Index on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

Turning to sector performance, all 10 sectors 4 posted a positive return for the 12-month reporting period. The top performer for the 12-month reporting period was Telecommunication Services, returning 27.99%, followed by Information Technology and Utilities, returning 20.25% and 19.01%, respectively. The worst performer during the 12-month reporting period was Health Care, returning 4.38%, followed by Consumer Discretionary and Energy, returning 6.22% and 6.26%, respectively.

The S&P 400 incurred several composition name changes over the 12-month reporting period and the fund benefited from its trading strategy to adjust the portfolio's holdings accordingly.

The fund utilized S&P 400 futures to provide equity exposure on the fund's cash balances. While over the long-term, S&P 400 futures should mirror the performance of the S&P 400, pricing disparity can occur in the short-term and the fund can benefit or be harmed by trading futures instead of stocks when money goes in and out of the fund. During the reporting period, the fund benefited from its trading of futures contracts. In addition, the total return of the fund's shares reflects the negative impact of actual cash flows, transaction costs and other expenses.

4 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGICS).

GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Mid-Cap Index Fund (the "Fund") from October 31, 1996 to October 31, 2006 compared to the S&P MidCap 400 Index (S&P 400). 2

Average Annual Total Returns for the Period Ended 10/31/2006
1 Year	12.91%
5 Years	12.40%
10 Years	13.06%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 400 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 400 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2006, the Fund's sector composition 1 for its equity securities investments was as follows:

Sector	Percentage of Total Net Assets
Financials	16.2%
Information Technology	13.9%
Industrials	13.8%
Consumer Discretionary	13.6%
Health Care	9.3%
Energy	7.5%
Utilities	7.5%
Materials	4.6%
Consumer Staples	1.9%
Telecommunication Services	0.5%
Other Securities [2]	0.6%
Securities Lending Collateral [3]	8.0%
Cash Equivalents [4]	10.7%
Other Assets and Liabilities--Net [5]	(8.1)%
TOTAL [6]	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Consists of a U.S. Treasury security.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements (other than those representing securities lending collateral).

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

6 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. Taking into consideration these open index future contracts, the Fund's total exposure to the S&P MidCap 400 Index is effectively 100.2%.

Portfolio of Investments

October 31, 2006

Shares			Value
		COMMON STOCKS--88.8% [1]
		Consumer Discretionary--13.6%
48,310	[2]	99 Cents Only Stores	$579,237
84,526	[3]	Abercrombie & Fitch Co., Class A	6,478,918
102,750	[2]	Advance Auto Parts, Inc.	3,598,305
49,200	[2]	Aeropostale, Inc.	1,442,052
127,262	[3]	American Eagle Outfitters, Inc.	5,828,600
58,270		American Greetings Corp., Class A	1,393,236
70,900	[2]	AnnTaylor Stores Corp.	3,121,018
72,766	[3]	Applebee's International, Inc.	1,660,520
62,888		ArvinMeritor, Inc.	944,578
12,400		Bandag, Inc.	544,236
49,250		Barnes & Noble, Inc.	2,034,517
39,100		Beazer Homes USA, Inc.	1,694,594
90,332		Belo (A.H.) Corp., Series A	1,582,617
27,100		Blyth Industries, Inc.	648,232
32,000		Bob Evans Farms, Inc.	1,085,120
63,502		Borders Group, Inc.	1,307,506
52,788		BorgWarner, Inc.	3,035,310
40,927		Boyd Gaming Corp.	1,615,389
78,544		Brinker International, Inc.	3,646,798
32,088		CBRL Group, Inc.	1,408,984
63,300		Callaway Golf Co.	850,119
99,513	[2]	CarMax, Inc.	4,408,426
93,494	[2]	Career Education Corp.	2,083,046
38,200		Catalina Marketing Corp.	968,370
121,800	[2]	Charming Shoppes, Inc.	1,802,640
78,273	[2]	Cheesecake Factory, Inc.	2,211,212
166,276	[2]	Chicos Fas, Inc.	3,978,985
93,988		Claire's Stores, Inc.	2,664,560
58,700	[2]	Coldwater Creek, Inc.	1,789,763
78,476	[2]	Corinthian Colleges, Inc.	961,331
55,744	[2]	DeVRY, Inc.	1,357,366
100,182	[2]	Dollar Tree Stores, Inc.	3,114,658
31,369		Entercom Communication Corp.	867,980
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
145,200		Foot Locker, Inc.	$3,367,188
50,444	[3]	Furniture Brands International, Inc.	938,258
70,700	[2,3]	GameStop Corp.	3,609,942
140,900		Gentex Corp.	2,241,719
94,500	[2]	Hanesbrands, Inc.	2,230,200
52,188		Harte-Hanks	1,317,747
33,388	[2,3]	Hovnanian Enterprises, Inc., Class A	1,030,020
33,044	[2]	ITT Educational Services, Inc.	2,278,384
33,731		International Speedway Corp., Class A	1,750,976
47,207	[2]	Laureate Education, Inc.	2,488,753
66,338	[2,3]	Lear Corp.	2,004,071
40,156		Lee Enterprises, Inc.	1,145,651
32,300		M.D.C. Holdings, Inc.	1,610,478
21,050		Media General, Inc., Class A	780,955
127,138		Michaels Stores, Inc.	5,592,801
30,000		Modine Manufacturing Co.	714,300
49,488	[2]	Mohawk Industries, Inc.	3,597,778
104,600	[2]	O'Reilly Automotive, Inc.	3,377,534
68,000		OSI Restaurant Partners, Inc.	2,262,360
70,700	[2]	Pacific Sunwear of California	1,245,734
65,347	[2]	Payless ShoeSource, Inc.	1,748,032
129,876		PetSmart, Inc.	3,737,831
82,219		Pier 1 Imports, Inc.	537,712
57,000		Polo Ralph Lauren Corp., Class A	4,047,000
85,900		Readers Digest Association, Inc., Class A	1,235,242
45,850		Regis Corp. Minnesota	1,721,668
65,957	[2]	Rent-A-Center, Inc.	1,896,923
138,525		Ross Stores, Inc.	4,076,791
56,113		Ruby Tuesday, Inc.	1,557,136
43,200		Ryland Group, Inc.	1,984,176
133,399	[2]	Saks, Inc.	2,579,937
27,881	[2]	Scholastic Corp.	876,021
64,000	[2,3]	Scientific Games Holdings Corp.	1,793,920
53,638	[2]	Sothebys Holdings, Inc., Class A	2,038,244
13,950		Strayer Education Inc.	1,578,024
33,500		Thor Industries, Inc.	1,467,970
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
52,000	[2]	Timberland Co., Class A	$1,500,200
117,400	[2,3]	Toll Brothers, Inc.	3,394,034
55,860		Tupperware Brands Corp.	1,185,908
105,700	[2,3]	Urban Outfitters, Inc.	1,849,750
43,962	[2]	Valassis Communications, Inc.	659,870
5,415		Washington Post Co., Class B	4,078,037
62,231		Westwood One, Inc.	492,247
106,551	[2]	Williams-Sonoma, Inc.	3,623,800
		TOTAL	163,953,545
		Consumer Staples--1.9%
62,063	[2,3]	BJ's Wholesale Club, Inc.	1,778,105
58,655		Church and Dwight, Inc.	2,379,633
53,350	[2]	Energizer Holdings, Inc.	4,169,302
58,800	[2]	Hansen Natural Corp.	1,866,900
68,714		Hormel Foods Corp.	2,481,263
25,149		Lancaster Colony Corp.	1,019,792
60,451		PepsiAmericas, Inc.	1,236,223
34,600		Ruddick Corp.	975,720
90,707	[2]	Smithfield Foods, Inc.	2,438,204
53,024		Smucker (J.M.) Co.	2,598,176
26,518		Tootsie Roll Industries, Inc.	842,742
26,437		Universal Corp.	973,410
		TOTAL	22,759,470
		Energy--7.5%
135,200		Arch Coal, Inc.	4,681,976
109,012	[2,3]	Cameron International Corp.	5,461,501
110,100	[2]	Denbury Resources, Inc.	3,164,274
146,288	[3]	ENSCO International, Inc.	7,163,723
64,240	[2]	FMC Technologies, Inc.	3,883,308
51,088	[2]	Forest Oil Corp.	1,667,512
124,467	[2]	Grant Prideco, Inc.	4,701,119
94,357	[2,3]	Hanover Compressor Co.	1,747,492
102,314		Helmerich & Payne, Inc.	2,450,420
124,700	[2]	Newfield Exploration Co.	5,086,513
168,388		Noble Energy, Inc.	8,188,708
28,113		Overseas Shipholding Group, Inc.	1,758,468
161,788		Patterson-UTI Energy, Inc.	3,753,482
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
253,152		Peabody Energy Corp.	$10,624,789
121,851		Pioneer Natural Resources, Inc.	4,962,991
75,449	[2]	Plains Exploration & Production Co.	3,190,738
58,057		Pogo Producing Co.	2,598,051
154,538	[2]	Pride International, Inc.	4,266,794
55,300	[2,3]	Quicksilver Resources, Inc.	1,895,684
161,000	[2]	Southwestern Energy Co.	5,728,380
58,325		Tidewater, Inc.	2,900,502
		TOTAL	89,876,425
		Financials--16.2%
84,257		AMB Property Corp.	4,921,451
40,000		AmerUs Group Co.	2,739,200
44,844		American Financial Group, Inc.	2,146,234
120,076	[2,3]	Americredit Corp.	3,070,343
125,233		Associated Banc Corp.	4,112,652
84,401		Astoria Financial Corp.	2,448,473
50,063		Bank of Hawaii Corp.	2,611,787
160,525		Berkley, W. R. Corp.	5,916,952
105,676		Brown & Brown	3,092,080
51,100		Cathay Bancorp, Inc.	1,760,395
40,394		City National Corp.	2,688,625
145,682		Colonial BancGroup, Inc.	3,473,059
52,100		Cullen Frost Bankers, Inc.	2,821,736
104,600		Developers Diversified Realty	6,370,140
117,912		Eaton Vance Corp.	3,659,988
74,206		Edwards (AG), Inc.	4,233,452
62,457		Everest Re Group Ltd.	6,194,485
168,076		Fidelity National Financial, Inc.	3,748,095
203,898		Fidelity National Title Group, Inc., Class A	4,487,795
93,108		First American Financial Corp.	3,801,600
113,600		First Niagara Financial Group, Inc.	1,626,752
74,231		FirstMerit Corp.	1,723,644
95,607		Gallagher (Arthur J.) & Co.	2,662,655
46,438		Greater Bay Bancorp	1,195,779
102,362		HCC Insurance Holdings, Inc.	3,445,505
48,900	[2]	Hanover Insurance Group, Inc.	2,217,615
55,500		Highwoods Properties, Inc.	2,120,100
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
38,500		Horace Mann Educators Corp.	$775,390
69,962		Hospitality Properties Trust	3,390,359
63,331	[3]	IndyMac Bancorp, Inc.	2,878,394
60,257		Investors Financial Services Corp.	2,369,305
98,800		Jefferies Group, Inc.	2,838,524
155,956		Leucadia National Corp.	4,112,560
83,250		Liberty Property Trust	4,012,650
67,498		Longview Fibre Co.	1,421,508
68,500		Macerich Co. (The)	5,503,975
61,807		Mack-Cali Realty Corp.	3,269,590
116,282		Mercantile Bankshares Corp.	5,241,993
33,700		Mercury General Corp.	1,744,649
95,300		New Plan Excel Realty Trust	2,744,640
255,028		New York Community Bancorp, Inc.	4,169,708
58,600		Ohio Casualty Corp.	1,607,398
219,363		Old Republic International Corp.	4,942,248
85,275		PMI Group, Inc.	3,636,979
39,294		Potlatch Corp.	1,595,336
63,944		Protective Life Corp.	2,829,522
78,782		Radian Group, Inc.	4,199,081
82,250		Raymond James Financial, Inc.	2,620,485
69,869		Rayonier, Inc.	2,863,930
66,700		Regency Centers Corp.	4,813,072
60,301		SEI Investments Co.	3,393,740
35,588	[2,3]	SVB Financial Group	1,637,760
50,188		StanCorp Financial Group, Inc.	2,293,090
112,114		TCF Financial Corp.	2,918,327
40,760		Texas Regional Bancshares, Inc., Class A	1,583,526
132,327		United Dominion Realty Trust, Inc.	4,283,425
41,731		Unitrin, Inc.	1,791,512
76,175		Waddell & Reed Financial, Inc., Class A	1,942,463
77,831		Washington Federal, Inc.	1,808,792
47,900		Webster Financial Corp. Waterbury	2,314,528
75,200		Weingarten Realty Investors	3,496,800
28,900		WestAmerica Bancorp.	1,440,665
62,719		Wilmington Trust Corp.	2,607,856
		TOTAL	194,384,372
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--9.3%
58,415	[2]	Advanced Medical Optics, Inc.	$2,386,253
66,300	[2,3]	Affymetrix, Inc.	1,690,650
43,425	[2]	Apria Healthcare Group, Inc.	1,011,368
61,025		Beckman Coulter, Inc.	3,513,209
57,800	[2]	Cephalon, Inc.	4,056,404
67,169	[2,3]	Charles River Laboratories International, Inc.	2,882,893
93,363	[2]	Community Health Systems, Inc.	3,029,629
59,019	[2]	Covance, Inc.	3,452,611
106,100	[2]	Cytyc Corp.	2,803,162
150,526		Dentsply International, Inc.	4,708,453
58,213	[2]	Edwards Lifesciences Corp.	2,499,084
47,700	[2]	Gen-Probe, Inc.	2,283,399
110,584	[2]	Health Net, Inc.	4,590,342
81,688	[2]	Henry Schein, Inc.	4,059,077
56,325		Hillenbrand Industries, Inc.	3,305,151
35,100	[2]	Intuitive Surgical, Inc.	3,481,218
51,900	[2]	Invitrogen Corp.	3,010,719
56,450	[2]	LifePoint Hospitals, Inc.	2,003,975
92,094	[2]	Lincare Holdings, Inc.	3,090,675
28,900	[2,3]	Martek Biosciences Corp.	685,508
54,300		Medicis Pharmaceutical Corp., Class A	1,902,672
293,852	[2,3]	Millennium Pharmaceuticals, Inc.	3,438,068
115,694	[3]	Omnicare, Inc.	4,382,489
110,632	[2,3]	PDL BioPharma, Inc.	2,337,654
35,462	[2]	Par Pharmaceutical Cos., Inc.	691,154
73,288		Perrigo Co.	1,311,122
95,700		Pharmaceutical Product Development, Inc.	3,028,905
52,900	[2]	Psychiatric Solutions, Inc.	1,756,280
73,100	[2]	ResMed, Inc.	3,215,669
104,157	[2,3]	Sepracor, Inc.	5,391,166
59,700		Steris Corp.	1,454,889
35,500	[2]	Techne Corp.	1,983,740
81,157	[2]	Triad Hospitals, Inc.	3,005,244
56,469		Universal Health Services, Inc., Class B	2,990,034
76,800	[2]	VCA Antech, Inc.	2,486,016
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
90,200	[3]	Valeant Pharmaceuticals International	$1,684,936
125,326	[2]	Varian Medical Systems, Inc.	6,875,384
30,169	[2]	Varian, Inc.	1,414,624
105,927	[2]	Vertex Pharmaceuticals, Inc.	4,300,636
		TOTAL	112,194,462
		Industrials--13.8%
89,157	[2,3]	AGCO Corp.	2,384,950
64,512		AMETEK, Inc.	3,011,420
83,800		Adesa, Inc.	2,106,732
80,200	[2]	AirTran Holdings, Inc.	799,594
39,300	[2]	Alaska Air Group, Inc.	1,577,895
39,550		Alexander and Baldwin, Inc.	1,820,486
34,600	[2]	Alliant Techsystems, Inc.	2,671,466
92,030		Avis Budget Group, Inc.	1,821,274
22,781		Banta Corp.	1,008,743
46,950		Brinks Co. (The)	2,464,405
165,388	[3]	C.H. Robinson Worldwide, Inc.	6,903,295
27,944		Carlisle Cos., Inc.	2,338,633
81,016	[2]	ChoicePoint, Inc.	2,948,172
47,200		Con-way, Inc.	2,226,424
65,682	[2]	Copart, Inc.	1,900,180
38,400		Corporate Executive Board Co.	3,449,088
46,394		Crane Co.	1,806,582
40,100		DRS Technologies, Inc.	1,773,222
47,470		Deluxe Corp.	1,076,145
65,376		Donaldson Co., Inc.	2,454,869
59,706	[2]	Dun & Bradstreet Corp.	4,611,691
205,026		Expeditors International Washington, Inc.	9,720,283
119,412	[3]	Fastenal Co.	4,805,139
44,626		Federal Signal Corp.	680,993
54,238	[2]	Flowserve Corp.	2,874,614
49,925		GATX Corp.	2,175,232
62,362		Graco, Inc.	2,541,875
33,925		Granite Construction, Inc.	1,767,493
46,988		HNI Corp.	2,113,050
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
38,544		Harsco Corp.	$3,146,347
55,324		Hubbell, Inc., Class B	2,739,644
105,676		Hunt (J.B.) Transportation Services, Inc.	2,286,829
56,151	[2]	Jacobs Engineering Group, Inc.	4,241,647
159,264	[2,3]	Jet Blue Airways Corp.	2,000,356
114,850		Joy Global, Inc.	4,491,784
20,375		Kelly Services, Inc., Class A	586,393
37,362		Kennametal, Inc.	2,305,609
38,400	[2]	Korn/Ferry International	849,024
42,200		Lincoln Electric Holdings	2,594,878
53,400		MSC Industrial Direct Co.	2,185,128
84,200		Manpower, Inc.	5,706,234
63,132		Miller Herman, Inc.	2,164,165
27,500		Mine Safety Appliances Co.	1,040,050
48,400	[2]	Navigant Consulting, Inc.	862,004
33,182		Nordson Corp.	1,528,031
68,800		OshKosh Truck Corp.	3,110,448
99,326		Pentair, Inc.	3,271,798
129,200		Precision Castparts Corp.	8,793,352
109,232	[2]	Quanta Services, Inc.	1,998,946
112,514		Republic Services, Inc.	4,614,199
30,325		Rollins, Inc.	656,233
83,600		Roper Industries, Inc.	4,000,260
57,244		SPX Corp.	3,292,675
6,700	[2]	Sequa Corp., Class A	710,937
43,569	[2]	Stericycle, Inc.	3,080,764
52,882	[2]	Swift Transportation Co.	1,329,982
36,562		Teleflex, Inc.	2,274,156
49,986	[2]	Thomas & Betts Corp.	2,575,779
86,600		Timken Co.	2,602,330
73,225		Trinity Industries, Inc.	2,640,494
65,469	[2]	United Rentals, Inc.	1,550,961
50,906		Werner Enterprises, Inc.	934,125
54,657	[2]	YRC Worldwide, Inc.	2,117,412
		TOTAL	166,116,919
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--13.9%
375,641	[2,3]	3Com Corp.	$1,825,615
243,554	[2,3]	Activision, Inc.	3,755,603
62,557		Acxiom Corp.	1,548,286
64,850		Adtran, Inc.	1,500,629
17,400	[2]	Advent Software, Inc.	644,148
64,900	[2]	Alliance Data Systems Corp.	3,940,728
85,200		Amphenol Corp., Class A	5,785,080
154,800	[2]	Andrew Corp.	1,433,448
112,919	[2]	Arrow Electronics, Inc.	3,370,632
419,404	[2]	Atmel Corp.	2,411,573
126,245	[2]	Avnet, Inc.	2,989,482
50,975	[2]	Avocent Corp.	1,871,292
108,900	[2]	Bisys Group, Inc.	1,202,256
59,157	[3]	CDW Corp.	3,884,840
46,200	[2]	CSG Systems International, Inc.	1,246,476
270,477	[2]	Cadence Design Systems, Inc.	4,830,719
127,870	[2]	Ceridian Corp.	3,013,896
84,938	[2,3]	Checkfree Corp.	3,353,352
134,400	[2]	Cognizant Technology Solutions Corp.	10,117,632
55,044	[2]	CommScope, Inc.	1,756,454
75,200	[2,3]	Cree, Inc.	1,653,648
129,158	[2,3]	Cypress Semiconductor Corp.	2,168,563
57,738	[2,3]	DST Systems, Inc.	3,567,631
65,444		Diebold, Inc.	2,858,594
35,106	[2]	Dycom Industries, Inc.	818,321
39,900	[2]	F5 Networks, Inc.	2,640,981
62,582		Fair Isaac & Co., Inc.	2,292,379
112,332	[2]	Fairchild Semiconductor International, Inc., Class A	1,809,669
65,275		Fidelity National Information Services, Inc.	2,713,482
57,261	[2]	Gartner Group, Inc., Class A	1,065,055
127,626		Harris Corp.	5,436,868
72,208		Henry Jack & Associates, Inc.	1,573,412
30,969		Imation Corp.	1,417,451
126,800	[2]	Ingram Micro, Inc., Class A	2,613,348
189,877	[2]	Integrated Device Technology, Inc.	3,009,550
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
67,031	[2]	International Rectifier Corp.	$2,411,105
137,913		Intersil Holding Corp.	3,234,060
75,294	[2]	Kemet Corp.	553,411
135,238	[2]	Lam Research Corp.	6,687,519
100,313	[2]	Lattice Semiconductor Corp.	622,944
160,400	[2]	MEMC Electronic Materials, Inc.	5,694,200
93,395	[2]	MPS Group, Inc.	1,424,274
50,306	[2]	Macrovision Corp.	1,338,643
154,782	[2,3]	McAfee, Inc.	4,477,843
138,300	[2]	McData Corp., Class A	784,161
73,119	[2]	Mentor Graphics Corp.	1,233,518
62,813	[2]	Micrel, Inc.	700,993
205,020		Microchip Technology, Inc.	6,751,309
79,800		Moneygram International, Inc.	2,729,958
52,200		National Instruments Corp.	1,627,596
35,000	[2]	Newport Corp.	756,700
94,300	[2,3]	Palm, Inc.	1,447,505
48,462		Plantronics, Inc.	1,023,033
40,800	[2]	Plexus Corp.	894,336
82,731	[2]	Polycom, Inc.	2,266,829
109,000	[2]	Powerwave Technologies, Inc.	709,590
176,151	[2]	RF Micro Devices, Inc.	1,285,902
37,900	[2]	SRA International, Inc.	1,214,695
65,050	[2]	Semtech Corp.	847,602
55,425	[2]	Silicon Laboratories, Inc.	1,808,518
81,575	[2]	Sybase, Inc.	1,986,351
132,939	[2]	Synopsys, Inc.	2,992,457
55,100	[2]	Tech Data Corp.	2,168,185
33,900	[2]	Transaction Systems Architects, Inc., Class A	1,142,769
120,162	[2]	Triquint Semiconductor, Inc.	540,729
97,300	[2,3]	UTStarcom, Inc.	1,047,921
169,709	[2]	Vishay Intertechnology, Inc.	2,289,374
206,500	[2]	Western Digital Corp.	3,774,820
77,400	[2]	Wind River Systems, Inc.	849,852
64,634	[2]	Zebra Technologies Corp., Class A	2,408,909
		TOTAL	167,848,704
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--4.6%
70,944		Airgas, Inc.	$2,682,393
39,581		Albemarle Corp.	2,573,952
55,413	[3]	Bowater, Inc.	1,158,686
63,200		Cabot Corp.	2,499,560
221,177		Chemtura Corp.	1,897,699
114,000		Commercial Metals Corp.	3,033,540
39,626		Cytec Industries, Inc.	2,194,884
35,581	[2]	FMC Corp.	2,439,077
38,219		Ferro Corp.	753,679
46,600		Florida Rock Industries, Inc.	1,999,140
38,100		Glatfelter (P.H.) Co.	557,784
66,500		Lubrizol Corp.	2,992,500
200,839		Lyondell Chemical Co.	5,155,537
44,545		Martin Marietta Materials	3,919,960
20,900		Minerals Technologies, Inc.	1,152,844
63,794		Olin Corp.	1,103,636
72,251		Packaging Corp. of America	1,659,605
106,869		RPM, Inc.	2,046,541
63,600		Reliance Steel & Aluminum Co.	2,184,660
46,300		Scotts Co.	2,289,998
49,375		Sensient Technologies Corp.	1,138,094
90,923		Sonoco Products Co.	3,225,948
44,800		Steel Dynamics, Inc.	2,692,928
92,276		Valspar Corp.	2,472,074
68,881	[3]	Worthington Industries, Inc.	1,190,264
		TOTAL	55,014,983
		Telecommunication Services--0.5%
222,590	[2]	Cincinnati Bell, Inc.	1,043,947
96,476		Telephone and Data System, Inc.	4,626,166
		TOTAL	5,670,113
		Utilities--7.5%
75,132		AGL Resources, Inc.	2,817,450
113,813		Alliant Energy Corp.	4,364,728
121,968		Aqua America, Inc.	2,957,724
Shares or Principal Amount			Value
		COMMON STOCKS--continued [1]
		Utilities--continued
353,400	[2]	Aquila, Inc.	$1,622,106
28,869		Black Hills Corp.	996,269
113,313		DPL, Inc.	3,254,349
81,200		Duquesne Light Holdings, Inc.	1,610,196
137,300		Energy East Corp.	3,337,763
117,000		Equitable Resources, Inc.	4,740,840
79,844		Great Plains Energy, Inc.	2,598,124
73,624		Hawaiian Electric Industries, Inc.	2,062,944
44,006		Idacorp, Inc.	1,735,157
166,514		MDU Resources Group, Inc.	4,276,080
98,076		NSTAR	3,412,064
76,663		National Fuel Gas Co.	2,867,196
141,345		Northeast Utilities Co.	3,535,038
88,057		OGE Energy Corp.	3,397,239
101,582		ONEOK, Inc.	4,228,859
69,243		PNM Resources, Inc.	1,949,883
184,357		Pepco Holdings, Inc.	4,686,355
105,357		Puget Energy, Inc.	2,515,925
82,588		Questar Corp.	6,729,270
107,545	[3]	SCANA Corp.	4,297,498
204,848	[2]	Sierra Pacific Resources	3,105,496
68,004		Vectren Corp.	1,976,196
45,000		WGL Holdings, Inc.	1,460,250
42,857		WPS Resources Corp.	2,280,421
77,926		Westar Energy, Inc.	1,973,086
111,545		Wisconsin Energy Corp.	5,124,377
		TOTAL	89,912,883
		TOTAL COMMON STOCKS (IDENTIFIED COST $797,428,469)	1,067,731,876
		U.S. TREASURY--0.6%
$6,935,000	[4]	U.S Treasury Bill, 1/11/2007 (IDENTIFIED COST $6,868,596)	6,867,640
Principal Amount			Value
		REPURCHASE AGREEMENTS--18.7%
$48,000,000		Interest in $2,000,000,000 joint repurchase agreement 5.31%, dated 10/31/2006 under which Bear Stearns and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 10/25/2036 for $2,000,295,000 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,060,002,087 (purchased with proceeds from securities lending collateral).	$48,000,000
48,084,000		Interest in $2,000,000,000 joint repurchase agreement 5.31%, dated 10/31/2006 under which Merrill Lynch Government Securities, Inc. will repurchase U.S. Government Agency securities with various maturities to 10/15/2036 for $2,000,295,000 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,042,399,834 (purchased with proceeds from securities lending collateral).	48,084,000
129,403,000		Interest in $1,980,000,000 joint repurchase agreement 5.31%, dated 10/31/2006 under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 4/1/2036 for $1,980,292,050 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,019,602,605.	129,403,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	225,487,000
		TOTAL INVESTMENTS - 108.1% (IDENTIFIED COST $1,029,784,065) [5]	1,300,086,516
		OTHER ASSETS AND LIABILITIES - NET--(8.1)%	(97,459,581)
		TOTAL NET ASSETS--100%	$1,202,626,935

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $138,416,850 at October 31, 2006, which represents 11.5% of total net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the S&P MidCap 400 Index is 100.2%.

2 Non-income producing security.

3 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

5 The cost of investments for federal tax purposes amounts to $1,052,218,233.

At October 31, 2006, the Fund had the following outstanding long futures contracts:

	Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[2]	S&P MidCap 400 Index Futures	351	$138,416,850	December 2006	$6,923,220

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2006.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets:
Investments in securities	$1,074,599,516
Investments in repurchase agreements	225,487,000
Total investments in securities, at value including $91,032,512 of securities loaned (identified cost $1,029,784,065)		$1,300,086,516
Cash		2,024,779
Income receivable		524,842
Receivable for investments sold		2,011,129
Receivable for shares sold		399,646
TOTAL ASSETS		1,305,046,912
Liabilities:
Payable for investments purchased	3,533,224
Payable for shares redeemed	1,665,176
Payable for shareholder services fee (Note 5)	351,837
Payable for collateral due to broker	96,084,000
Payable for daily variation margin	649,350
Accrued expenses	136,390
TOTAL LIABILITIES		102,419,977
Net assets for 51,197,436 shares outstanding		$1,202,626,935
Net Assets Consist of:
Paid-in capital		$899,263,413
Net unrealized appreciation of investments and futures contracts		277,225,671
Accumulated net realized gain on investments and futures contracts		24,416,849
Undistributed net investment income		1,721,002
TOTAL NET ASSETS		$1,202,626,935
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,202,626,935 ÷ 51,197,436 shares outstanding, no par value, unlimited shares authorized		$23.49

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2006

Investment Income:
Dividends			$12,307,061
Interest (including income on securities loaned of $121,095)			7,762,189
TOTAL INCOME			20,069,250
Expenses:
Management fee (Note 5)		$4,406,065
Account administration fee		701
Custodian fees		63,081
Transfer and dividend disbursing agent fees and expenses		457,743
Directors'/Trustees' fees		10,230
Auditing fees		18,443
Legal fees		47,064
Portfolio accounting fees		152,476
Shareholder services fee (Note 5)		2,489,529
Share registration costs		32,637
Printing and postage		42,324
Insurance premiums		12,152
Miscellaneous		7,012
TOTAL EXPENSES		7,739,457
Waivers (Note 5):
Waiver of investment adviser fee	$(1,314,506)
Waiver of shareholder services fee	(973,624)
TOTAL WAIVERS		(2,288,130)
Net expenses			5,451,327
Net investment income			14,617,923
Realized and Unrealized Gain on Investments and Futures Contracts:
Net realized gain on investments			45,916,228
Net realized gain on futures contracts			964,785
Net change in unrealized appreciation of investments			42,895,225
Net change in unrealized depreciation of futures contracts			9,684,727
Net realized and unrealized gain on investments and futures contracts			99,460,965
Change in net assets resulting from operations			$114,078,888

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,617,923	$8,561,525
Net realized gain on investments and futures contracts	46,881,013	51,863,750
Net change in unrealized appreciation/depreciation on investments and futures contracts	52,579,952	61,918,876
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	114,078,888	122,344,151
Distributions to Shareholders:
Distributions from net investment income	(14,769,271)	(7,102,594)
Distributions from net realized gains on investments and futures contract	(46,621,162)	(27,655,905)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(61,390,433)	(34,758,499)
Share Transactions:
Proceeds from sale of shares	271,588,687	285,066,700
Proceeds from shares issued in connection with the tax-free transfer of assets from Mason Street Index 400 Stock Fund	217,939,098	--
Net asset value of shares issued to shareholders in payment of distributions declared	55,274,268	30,650,832
Cost of shares redeemed	(283,927,186)	(222,535,241)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	260,874,867	93,182,291
Change in net assets	313,563,322	180,767,943
Net Assets:
Beginning of period	889,063,613	708,295,670
End of period (including undistributed net investment income of $1,721,002 and $1,872,350, respectively)	$1,202,626,935	$889,063,613

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2006

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mid-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the mid-level stock capitalization sector of the United States equity market. This group of stocks is known as the S&P MidCap 400 Index.

On March 24, 2006, the Fund received assets from the Mason Street Index 400 Stock Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Mason Street Index 400 Stock Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of Fund Prior to Combination	Net Assets of Mason Street Index 400 Stock Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
9,234,480	$217,939,098	$55,558,471	$1,012,418,107	$217,939,098	$1,230,357,205

1 Unrealized Appreciation is included in the Mason Street Index 400 Stock Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

for investments in other open-end regulated investment companies, based on net asset value;

for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2006, the Fund had net realized gains on futures contracts of $964,785.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$91,032,512	$96,084,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended October 31	2006	2005
Shares sold	11,837,240	13,367,482
Shares issued in connection with the tax-free transfer of assets from Mason Street Index 400 Stock Fund	9,234,480	--
Shares issued to shareholders in payment of distributions declared	2,468,422	1,493,147
Shares redeemed	(12,410,806)	(10,488,666)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	11,129,336	4,371,963

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for deferral of wash sales.

For the year ended October 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gains
$177,751	$(177,751)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$19,462,785	$11,127,429
Long-term capital gains	$41,927,648	$23,631,070

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,896,335
Undistributed long-term capital gain	$48,637,662
Net unrealized appreciation	$254,791,503
Other temporary adjustments	$(6,961,978)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and prior year merger adjustments.

At October 31, 2006, the cost of investments for federal tax purposes was $1,052,218,233. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $247,868,283. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $294,346,498 and net unrealized depreciation from investments for those securities having an excess of cost over value of $46,478,215.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania, the Fund's manager (the "Manager"), receives for its services an annual management fee equal to 0.40% of the Fund's average daily net assets. Under the terms of a subadvisory contract between the Manager and BlackRock Investment Management, LLC, a wholly owned subsidiary of BlackRock, Inc. (the "Subadvisor"), the Subadvisor receives an annual fee from the Manager equal to 0.030% of the Fund's average daily net assets. For the year ended October 31, 2006, the Manager voluntarily waived $1,314,506 of its fee. Prior to September 29, 2006, the Subadvisor was Fund Asset Management L.P., doing business as Mercury Advisors, an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended October 31, 2006, FSSC voluntarily waived $973,624 of its fee. For the year ended October 31, 2006, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Manager and its affiliate (FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.49% for the fiscal year ending October 31, 2007. Although these actions are voluntary, the Manager and its affiliate have agreed not to terminate these waivers and/or reimbursements until after December 31, 2007.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended October 31, 2006, were as follows:

Purchases	$142,830,373
Sales	$126,069,884

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2006, the amount of long-term capital gains designated by the Fund was $41,927,648.

For the fiscal year ended October 31, 2006, 55.8% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2006, 55.6% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MID-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities of Federated Mid-Cap Index Fund (the "Fund") (one of the portfolios constituting Federated Index Trust), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mid-Cap Index Fund, a portfolio of Federated Index Trust at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 11, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; Controller of Federated Investors, Inc.; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1990	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT Began serving: January 2006	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: May 2004	John W. Harris has been the Fund's Portfolio Manager since January 2003. He is Vice President of the Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Adviser in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Adviser. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract

FEDERATED MID-CAP INDEX FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract and subadvisory contract at meetings held in May 2006 and approved a new subadvisory contract at meetings held in August 2006. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements and approve a new subadvisory contract with BlackRock Investment Management, LLC ("BlackRock" or the "Subadviser"). The Fund's previous subadvisory contract (the "Previous Subadvisory Agreement") with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), was automatically terminated pursuant to Section 15 of the 1940 Act in connection with a transaction on September 29, 2006 whereby Merrill Lynch & Co., Inc. and BlackRock combined Merrill Lynch Investment Managers, L.P. and certain affiliates, including Mercury Advisors, with BlackRock, Inc. to create a new asset management company. The new subadvisory agreement and the Previous Subadvisory Agreement are substantially similar.

Prior to the meetings, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Fund has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract and subadvisory contract.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and Mercury Advisors, and to be received by the Subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser and Mercury Advisors, and to be received by the Subadviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the adviser, including the performance of the Fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract and subadvisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund, the Federated organization, Mercury Advisors and the Subadviser that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meetings at which the Board's formal review of the advisory contracts occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's, Mercury Advisors' and the Subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fees and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, Mercury Advisors and their affiliates and to be provided by the Subadviser; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds, the Federated companies that service them, Mercury Advisors and the Subadviser (including communications from regulatory agencies), as well as Federated's, Mercury Advisors' and the Subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board also considered information regarding the results of the Adviser's evaluation of Mercury Advisors' performance, commitment to client service and investment capabilities and its assurance that the current portfolio managers of the Fund would continue to manage the Fund as employees of BlackRock. The Board also considered the Adviser's recommendation to approve the new subadvisory agreement with BlackRock. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser, Mercury Advisors and the Subadviser are executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent and quality of the Adviser's, Mercury Advisors' and the Subadviser's investment management services were such as to warrant continuation of the advisory contract and approval of the new subadvisory contract as it is expected that the existing portfolio managers will continue to manage the Fund as employees of BlackRock. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For the periods ending December 31, 2005, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contract, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about Mercury Advisors and the Subadviser, as well as reports that discussed any indirect benefit Mercury Advisors or the Subadviser may derive from its receipt of research services from brokers who execute Fund trades.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The Board received similar revenue and cost information about the Fund from Mercury Advisors. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for the Adviser and Mercury Advisors and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that the Adviser's and Mercury Advisors' profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contracts reflects its determination that the Adviser's and Mercury Advisors' performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements and that the expected performance of the new Subadviser, as a result of the existing portfolio managers continuing to manage the Fund as employees of BlackRock, provided a satisfactory basis to support the decision to approve the new subadvisory contract.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mid-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E205

29455 (12/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mini-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2006

Institutional Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF
ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Period	$15.58	$14.06	$12.65		$8.95	$10.25
Income From Investment Operations:
Net investment income	0.10 [1]	0.06 [1]	0.02		0.04	0.05
Net realized and unrealized gain (loss) on investments and futures contracts	2.81	1.48	1.40		3.70	(1.30)
TOTAL FROM INVESTMENT OPERATIONS	2.91	1.54	1.42		3.74	(1.25)
Less Distributions:
Distributions from net investment income	(0.03)	(0.02)	(0.01)		(0.04)	(0.05)
Distributions from net realized gain on investments and futures contracts	(0.61)	--	--		--	--
TOTAL DISTRIBUTIONS	(0.64)	(0.02)	(0.01)		(0.04)	(0.05)
Net Asset Value, End of Period	$17.85	$15.58	$14.06		$12.65	$8.95
Total Return [2]	19.24%	10.95%	11.20	% [3]	41.96%	(12.31)%

Ratios to Average Net Assets:
Net expenses	0.91%	0.91%	0.91%		0.89%	0.94%
Net investment income	0.60%	0.40%	0.16%		0.41%	0.46%
Expense waiver/ reimbursement [4]	0.29%	0.25%	0.23%		0.44%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$88,669	$79,665	$90,937		$89,785	$61,495
Portfolio turnover	22%	20%	27%		48%	75%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the period, the Fund was reimbursed by the Manager, which had an impact of 0.24% on the total return.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$15.12		$13.73		$12.47		$8.85	$10.18
Income From Investment Operations:
Net investment income (loss)	(0.03	) [1]	(0.06	) [1]	(0.08)		(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments and futures contracts	2.71		1.45		1.34		3.65	(1.30)
TOTAL FROM INVESTMENT OPERATIONS	2.68		1.39		1.26		3.62	(1.33)
Less Distributions:
Distributions from net realized gain on investments and futures contracts	(0.61)		--		--		--	--
Net Asset Value, End of Period	$17.19		$15.12		$13.73		$12.47	$8.85
Total Return [2]	18.23%		10.12%		10.10	% [3]	40.90%	(13.06)%

Ratios to Average Net Assets:
Net expenses	1.72%		1.72%		1.79%		1.77%	1.82%
Net investment income (loss)	(0.20)%		(0.41)%		(0.72)%		(0.47)%	(0.41)%
Expense waiver/ reimbursement [4]	0.20%		0.15%		0.10%		0.31%	0.09
Supplemental Data:
Net assets, end of period (000 omitted)	$19,577		$14,232		$10,473		$8,643	$5,302
Portfolio turnover	22%		20%		27%		48%	75%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the period, the Fund was reimbursed by the Manager, which had an impact of 0.16% on the total return.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder service fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2006	Ending Account Value 10/31/2006	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,006.20	$4.60
Class C Shares	$1,000	$1,001.20	$8.88
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,020.62	$4.63
Class C Shares	$1,000	$1,016.33	$8.94

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	0.91%
Class C Shares	1.76%

Management's Discussion of Fund Performance

The Federated Mini-Cap Index Fund's Institutional Shares produced a total gross return of 19.24% while the fund's Class C Shares produced a total return of 18.23%, based on net asset value, during the 12-month period ended October 31, 2006. The fund's benchmark, the Russell 2000 ® Index (RUS2), 1 returned 19.98% during the 12-month reporting period.

The RUS2 rallied in the first half of the 12-month reporting period, advancing 18.91% between November 1, 2005 and April 30, 2006. The RUS2 fell 8.10% during the fund's fiscal third quarter, May 1 to July 31, 2006, before rebounding with a 9.80% gain in the last three months of the 12-month reporting period.

Shares of value companies significantly outperformed growth stocks during the 12-month reporting period. The Russell 2000 Value Index 2 rose 22.90%, while the Russell 2000 Growth Index 3 posted a return of 17.07%.

All 10 sectors 4 of the RUS2 posted positive returns for the 12-month reporting period. The top performers for the 12-month reporting period included Materials (+43.36%), Telecommunication Services (+34.24%) and Consumer Staples (+20.93%). The weakest sectors were Health Care (+13.36%), Utilities (+16.49%) and Consumer Discretionary (+16.72%).

The fund utilized RUS2 futures to provide equity exposure on the fund's cash balances. While over the long-term RUS2 futures should mirror the performance of the RUS2, pricing disparity can appear in the short-term and the fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the fund. During the 12-month reporting period, the fund benefited from its trading of futures contracts. In addition, the total return of the Fund's Shares reflects the negative impact of actual cash flows, transaction costs and other expenses.

1 The RUS2 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made in an index. The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Fund is neither affiliated with nor promoted, sponsored or endorsed by the Frank Russell Company. Frank Russell's only relationship to the fund is the licensing of the use of the Index. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature of publication and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values. The index is unmanaged, and investments cannot by made in an index.

3 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged, and investments cannot by made in an index

4 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGIC).

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated Mini-Cap Index Fund (the "Fund") from October 31, 1996 to October 31, 2006, compared to the Russell 2000 Index (RUS2) 2 ..

Average Annual Total Returns for the Period Ended 10/31/2006
1 Year	19.24%
5 Years	12.86%
10 Years	8.48%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUS2 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Mini-Cap Index Fund (the "Fund") from November 10, 1997 (start of performance) to October 31, 2006 compared to the Russell 2000 Index (RUS2). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2006
1 Year	16.08%
5 Years	11.70%
Start of Performance (11/10/1997)	5.51%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUS2 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2006, the Fund's sector composition 1 for its equity securities investments was as follows:

Sector	Percentage of Total Net Assets
Financials	20.4%
Information Technology	16.7%
Consumer Discretionary	14.5%
Industrials	12.6%
Health Care	11.2%
Energy	4.7%
Materials	4.1%
Consumer Staples	2.8%
Utilities	2.6%
Telecommunication Services	1.3%
Other Securities [2]	0.9%
Securities Lending Collateral [3]	1.3%
Cash Equivalents [4]	8.3%
Other Assets and Liabilities--Net [5]	(1.4)%
TOTAL [6]	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include preferred stock and a U.S. Treasury security.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

6 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's total exposure to the Russell 2000 Index is effectively 100.1%.

Portfolio of Investments

October 31, 2006

Shares			Value
		COMMON STOCKS--90.9% [1]
		Consumer Discretionary--14.5%
1,879	[2]	1-800-FLOWERS.COM, Inc.	$10,372
3,300	[2]	99 Cents Only Stores	39,567
1,500	[2]	A.C. Moore Arts & Crafts, Inc.	32,895
2,425		ADVO, Inc.	71,198
2,500	[2]	AFC Enterprises, Inc.	40,750
2,986		Aaron Rents, Inc.	74,292
3,900	[2]	Aeropostale, Inc.	114,309
1,431	[2]	Aftermarket Technology Co.	26,888
3,100	[2]	Alderwoods Group, Inc.	61,659
1,400		Ambassadors Group, Inc.	38,346
200		Ambassadors International, Inc.	7,800
800	[2]	America's Car-Mart, Inc.	11,952
3,400		American Axle & Manufacturing Holdings, Inc.	63,750
3,600		American Greetings Corp., Class A	86,076
1,900		Ameristar Casinos, Inc.	46,759
6,000		Applebee's International, Inc.	136,920
2,500		Arbitron, Inc.	105,000
1,329		Arctic Cat, Inc.	23,802
5,200		ArvinMeritor, Inc.	78,104
900	[2]	Asbury Automotive Group, Inc.	21,600
2,400	[2]	Audible, Inc.	17,952
1,698	[2]	Audiovox Corp., Class A	22,278
400	[2]	Avatar Holdings, Inc.	26,004
2,717	[2]	Aztar Corp.	145,550
900	[2]	BJ's Restaurants, Inc.	19,377
3,900	[2]	Bally Technologies, Inc.	77,415
2,000	[2,3]	Bally Total Fitness Holding Corp.	5,620
896		Bandag, Inc.	39,325
6,200		Belo (A.H.) Corp., Series A	108,624
1,500		Big 5 Sporting Goods Corp.	36,060
8,800	[2]	Big Lots, Inc.	185,504
14,300		Blockbuster, Inc.	56,056
1,300	[2]	Blue Nile, Inc.	49,673
1,300	[2]	Bluegreen Corp.	16,302
1,900		Blyth Industries, Inc.	45,448
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
2,963		Bob Evans Farms, Inc.	$100,475
800		Bon-Ton Stores, Inc.	28,528
1,500		Books-A-Million, Inc.	29,985
4,300		Borders Group, Inc.	88,537
2,046	[2]	Bright Horizons Family Solutions, Inc.	78,607
1,088	[3]	Brookfield Homes Corp.	35,306
2,158		Brown Shoe Co., Inc.	84,076
624		Buckle, Inc.	24,698
700	[2]	Buffalo Wild Wings, Inc.	36,190
1,100	[2]	Build-A-Bear Workshop, Inc.	32,098
2,400		Building Materials Holding Corp.	62,544
2,500		CBRL Group, Inc.	109,775
2,650	[2]	CEC Entertainment, Inc.	91,345
4,100		CKE Restaurants, Inc.	80,114
3,300	[2]	CKX, Inc.	45,210
3,194	[2]	CSK Auto Corp.	49,826
581		CSS Industries, Inc.	18,249
2,000	[2]	Cabela's, Inc., Class A	47,200
900	[2]	Cache, Inc.	19,305
400	[2]	California Coastal Communities, Inc.	7,928
1,800	[2]	California Pizza Kitchen, Inc.	58,086
5,800		Callaway Golf Co.	77,894
1,300		Carmike Cinemas, Inc.	25,935
4,000	[2]	Carter's, Inc.	112,920
2,900	[2]	Casual Male Retail Group, Inc.	42,949
3,400		Catalina Marketing Corp.	86,190
2,337		Cato Corp., Class A	53,494
300	[2]	Cavco Industries, Inc.	10,074
800	[2]	Century Casinos, Inc.	8,264
5,898	[2]	Champion Enterprises, Inc.	54,615
1,400	[2]	Charlotte Russe Holdings, Inc.	38,710
9,171	[2]	Charming Shoppes, Inc.	135,731
34,000	[2,3]	Charter Communications, Inc., Class A	78,200
600		Cherokee, Inc.	24,006
1,821	[2]	Children's Place Retail Stores, Inc.	127,816
1,800	[2]	Chipotle Mexican Grill, Inc., Class B	105,120
2,925		Christopher & Banks Corp.	78,946
585		Churchill Downs, Inc.	24,816
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
2,600		Citadel Broadcasting Corp.	$26,624
400	[2]	Citi Trends, Inc.	15,696
1,100		Coinmach Service Corp., Class A	11,000
800	[2]	Columbia Sportswear Co.	44,672
300	[2]	Conn's, Inc.	7,206
5,200		Cooper Tire & Rubber Co.	55,796
500	[2]	Core-Mark Holding Co., Inc.	16,000
6,600	[2]	Corinthian Colleges, Inc.	80,850
1,500	[2]	Cosi, Inc.	6,525
2,050	[2]	Cost Plus, Inc.	24,498
750		Courier Corp.	29,415
2,700	[2]	Cox Radio, Inc., Class A	45,468
500	[2]	Crocs, Inc.	19,810
1,171	[2]	Crown Media Holdings, Inc., Class A	4,672
4,318	[2]	Cumulus Media, Inc., Class A	46,289
1,400	[2]	DSW, Inc., Class A	48,440
300	[2]	DXP Enterprises, Inc.	9,090
4,300	[2]	DeVRY, Inc.	104,705
300		Deb Shops, Inc.	8,490
1,000	[2]	Deckers Outdoor Corp.	53,170
1,605	[2]	Delia's, Inc.	14,573
8,500	[2]	Denny's Corp.	36,125
200	[2]	Directed Electronics, Inc.	2,750
2,450		Domino's Pizza, Inc.	66,591
1,448		Dover Downs Gaming & Entertainment, Inc.	20,518
1,369		Dover Motorsports, Inc.	7,228
3,668	[2]	Dress Barn, Inc.	79,669
1,200	[2]	Drew Industries, Inc.	32,580
4,200	[2]	Drugstore.com, Inc.	15,582
900	[2]	Educate, Inc.	6,885
2,500	[2]	Emmis Communications Corp., Class A	30,850
2,400		Entercom Communication Corp.	66,408
5,000	[2]	Entravision Communications Corp.	36,700
2,400		Ethan Allen Interiors, Inc.	85,488
100	[2]	F.A.O., Inc.	0
1,000	[2]	FTD Group, Inc.	15,950
3,000		Finish Line, Inc., Class A	38,880
500	[2]	Fisher Communications, Inc.	21,020
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
4,674	[2]	Fleetwood Enterprises, Inc.	$33,372
3,600	[2]	Fossil, Inc.	78,624
3,003		Freds, Inc.	39,279
1,050	[2]	Fuel Systems Solutions, Inc.	13,769
3,500	[3]	Furniture Brands International, Inc.	65,100
2,400	[2]	GSI Commerce, Inc.	43,272
900	[2]	Gaiam, Inc.	13,059
2,978	[2]	Gaylord Entertainment Co.	138,596
18,000	[2]	Gemstar-TV Guide International, Inc.	62,640
1,854	[2]	Genesco, Inc.	69,655
800	[2]	Gentek, Inc.	25,920
4,400		Gray Television, Inc.	28,380
1,900	[2]	Great Wolf Resorts, Inc.	25,004
1,945		Group 1 Automotive, Inc.	111,468
1,345	[2]	Guess ?, Inc.	76,598
2,097	[2]	Guitar Center, Inc.	90,947
2,600	[2]	Gymboree Corp.	120,796
4,000	[2]	Harris Interactive, Inc.	26,720
1,400	[2]	Hartmarx Corp.	9,954
1,448		Haverty Furniture Cos., Inc.	22,878
2,937	[2]	Hibbett Sporting Goods, Inc.	85,878
3,500	[2,3]	Home Solutions of America, Inc.	20,510
500		Hooker Furniture Corp.	7,070
3,466	[2]	Hot Topic, Inc.	35,041
3,700	[2]	Hovnanian Enterprises, Inc., Class A	114,145
1,395		IHOP Corp.	72,777
2,800	[2]	INVESTools, Inc.	35,840
2,300	[2]	Iconix Brand Group, Inc.	42,872
2,200	[2]	Interactive Data Corp.	50,248
3,605	[2]	Interface, Inc.	52,453
1,123	[2]	Isle of Capri Casinos, Inc.	28,187
1,750	[2]	J. Crew Group, Inc.	53,970
2,243	[2]	JAKKS Pacific, Inc.	48,651
2,637	[2]	Jack in the Box, Inc.	147,962
2,600		Jackson Hewitt Tax Service, Inc.	89,960
1,840	[2]	Jo-Ann Stores, Inc.	33,488
1,577	[2]	Jos A. Bank Clothiers, Inc.	46,821
2,400		Journal Communications, Inc., Class A	28,080
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
2,919		Journal Register Co.	$23,002
1,900		K-Swiss, Inc., Class A	67,108
3,100	[2]	K2, Inc.	42,346
2,239		Kellwood Co.	68,513
669		Kenneth Cole Productions, Inc., Class A	17,013
1,200	[2]	Keystone Automotive Industries, Inc.	46,152
1,796		Kimball International, Inc., Class B	44,631
4,300	[2,3]	Krispy Kreme Doughnuts, Inc.	46,225
2,900	[2]	LKQ Corp.	67,106
3,900	[3]	La-Z Boy Chair Co.	47,775
1,200	[2]	Lakes Gaming, Inc.	13,632
1,163		Landry's Seafood Restaurants, Inc.	34,076
3,200	[2]	Leapfrog Enterprises, Inc.	30,848
4,700	[2]	Lear Corp.	141,987
3,000		Lee Enterprises, Inc.	85,590
1,325		Levitt Corp.	17,053
2,050	[2]	Life Time Fitness, Inc.	105,637
600		Lifetime Brands, Inc.	12,294
2,700	[2]	Lin TV Corp., Class A	22,194
1,200		Lithia Motors, Inc., Class A	30,600
4,400	[2]	Live Nation, Inc.	93,544
1,558	[2]	Lodgenet Entertainment	35,834
1,500	[2]	Lodgian, Inc.	21,375
1,209		Lone Star Steakhouse & Saloon	33,006
1,600	[2]	Luby's, Inc.	16,016
900		M/I Schottenstein Homes, Inc.	32,328
2,300	[2]	MTR Gaming Group, Inc.	24,449
3,000	[2]	Magna Entertainment Corp., Class A	15,750
1,100	[2]	Maidenform Brands, Inc.	24,365
1,517		Marcus Corp.	37,910
900		Marine Products Corp.	9,594
1,000	[2]	MarineMax, Inc.	28,510
1,996	[2]	Martha Stewart Living Omnimedia	42,315
3,200	[2]	Marvel Entertainment, Inc.	81,120
2,392		Matthews International Corp., Class A	91,901
500	[2]	McCormick & Schmick's Seafood Restaurants, Inc.	13,145
1,400		Media General, Inc., Class A	51,940
4,200	[2]	Mediacom Communications Corp.	35,070
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
3,300		Mens Wearhouse, Inc.	$131,505
1,500	[2]	Meritage Corp.	68,670
1,489	[2]	Midas, Inc.	30,718
2,521		Modine Manufacturing Co.	60,025
1,979		Monaco Coach Corp.	23,629
500	[2]	Monarch Casino & Resort, Inc.	11,090
800		Monro Muffler Brake, Inc.	30,344
1,700	[2]	Morgans Hotel Group Co.	22,100
800	[2]	Morningstar, Inc.	32,736
200	[2]	Mortons Restaurant Group, Inc.	3,238
1,700		Movado Group, Inc.	43,775
2,500	[2]	Multimedia Games, Inc.	23,475
436		National Presto Industries, Inc.	26,696
3,200	[2,3]	NetFlix, Inc.	88,512
1,100	[2]	New York & Co.	14,300
800		Noble International Ltd.	14,248
2,321	[2]	O' Charleys, Inc.	46,165
1,900		Oakley, Inc.	35,302
200		Orleans Homebuilders, Inc.	2,312
400	[2]	Outdoor Channel Holdings, Inc.	5,592
1,100	[2]	Overstock.com, Inc.	20,119
1,100		Oxford Industries, Inc.	58,058
2,210	[2]	P. F. Chang's China Bistro, Inc.	92,422
5,400	[2]	Pacific Sunwear of California	95,148
943	[2]	Palm Harbor Homes, Inc.	13,230
1,806	[2]	Papa Johns International, Inc.	66,280
4,800	[2]	Payless ShoeSource, Inc.	128,400
4,256		Pep Boys-Manny Moe & Jack	60,350
900	[2]	Perry Ellis International, Inc.	32,904
1,800	[2]	PetMed Express, Inc.	22,500
4,295		Phillips Van Heusen Corp.	196,539
6,100		Pier 1 Imports, Inc.	39,894
3,511	[2]	Pinnacle Entertainment, Inc.	106,243
2,240	[2]	Playboy Enterprises, Inc., Class B	23,766
2,900		Polaris Industries, Inc., Class A	124,178
931	[3]	Pre-Paid Legal Services, Inc.	39,521
1,950	[2]	Priceline.com, Inc.	78,566
12,100	[2]	Primedia, Inc.	20,449
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
700	[2]	Private Media Group, Inc.	$2,625
1,916	[2]	ProQuest Co.	24,506
3,200	[2]	Progressive Gaming International Corp.	24,448
3,200	[2]	Quantum Fuel Systems Technologies Worldwide, Inc.	5,568
8,400	[2]	Quiksilver, Inc.	117,180
1,400	[2]	RC2 Corp.	63,252
1,800	[2]	RCN Corp.	51,984
5,600	[2]	Radio One, Inc.	38,024
2,695	[2]	Rare Hospitality International, Inc.	84,919
1,000	[2,3]	Raser Technologies, Inc.	6,800
7,800		Readers Digest Association, Inc., Class A	112,164
1,200	[2]	Red Robin Gourmet Burgers	57,888
3,400		Regis Corp. Minnesota	127,670
4,800	[2]	Rent-A-Center, Inc.	138,048
2,900	[2]	Restoration Hardware, Inc.	27,637
1,100	[2]	Retail Ventures, Inc.	18,832
500	[2]	Riviera Holdings Corp.	9,850
4,400		Ruby Tuesday, Inc.	122,100
1,070		Russ Berrie & Co., Inc.	16,221
1,300	[2]	Ruth's Chris Steak House, Inc.	25,597
3,254	[2]	Ryans Restaurant Group, Inc.	52,747
733	[2]	Salem Communications Corp.	9,742
776		Sauer-Danfoss, Inc.	20,580
2,500	[2]	Scholastic Corp.	78,550
1,000		Sealy Corp.	14,070
4,200	[2]	Select Comfort Corp.	89,796
600	[2]	Shoe Carnival, Inc.	17,172
2,750	[2,3]	Shuffle Master, Inc.	76,945
4,131		Sinclair Broadcast Group, Inc.	37,262
6,000	[2]	Six Flags, Inc.	34,200
1,136	[2]	Skechers USA, Inc., Class A	33,955
525		Skyline Corp.	20,732
1,500	[2]	Smith & Wesson Holding Corp.	20,550
1,900		Sonic Automotive, Inc.	49,970
4,590	[2]	Sonic Corp.	104,422
4,241	[2]	Sothebys Holdings, Inc., Class A	161,158
3,200	[2]	Source Information Management Co.	28,928
3,724	[2]	Spanish Broadcasting System, Inc.	17,503
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,136		Speedway Motorsports, Inc.	$42,793
2,150	[2]	Stage Stores, Inc.	69,682
1,608	[2]	Stamps.com, Inc.	25,808
1,300		Stanley Furniture Co., Inc.	28,743
1,961		Stein Mart, Inc.	32,102
500	[2]	Steinway Musical Instruments	14,830
1,705	[2]	Steven Madden Ltd.	73,554
8,060		Stewart Enterprises, Inc., Class A	49,811
1,200		Strayer Education, Inc.	135,744
3,019		Stride Rite Corp.	44,530
6,700		Sun-Times Media Group, Inc.	38,860
2,091		Superior Industries International, Inc.	35,338
200	[2]	Systemax, Inc.	2,174
1,600		Talbots, Inc.	44,864
687		Tarragon Corp.	7,818
962		Technical Olympic USA, Inc.	10,678
3,300	[2]	Tempur-Pedic International, Inc.	65,142
3,400	[2]	Tenneco Automotive, Inc.	77,180
3,200	[2]	Texas Roadhouse, Inc.	46,240
2,463		The Nautilus Group, Inc.	34,802
1,969	[2]	The Steak 'n Shake Co.	36,604
6,431	[2]	TiVo, Inc.	41,094
3,400	[2]	Timberland Co., Class A	98,090
3,942		Triarc Cos., Inc., Class B	66,186
1,300	[2]	True Religion Apparel, Inc.	28,184
1,900	[2]	Trump Entertainment Resorts, Inc.	38,627
2,708		Tuesday Morning Corp.	44,682
4,596		Tupperware Brands Corp.	97,573
2,626	[2]	Tween Brands, Inc.	109,819
1,700	[2]	Under Armour, Inc., Class A	78,795
700		Unifirst Corp.	25,235
1,008	[2]	Universal Electronics, Inc.	21,803
1,600	[2]	Universal Technical Institute, Inc.	31,968
2,143	[2]	Vail Resorts, Inc.	82,827
3,700	[2]	Valassis Communications, Inc.	55,537
74		Value Line, Inc.	3,954
2,267	[2]	Valuevision International, Inc., Class A	29,267
728	[2]	Vertrue, Inc.	32,738
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
9,500	[2]	Visteon Corp.	$70,110
700	[2]	Volcom, Inc.	22,932
2,800	[2]	WCI Communities, Inc.	45,136
1,756	[2]	WMS Industries, Inc.	62,039
3,800	[2]	Warnaco Group, Inc.	80,712
1,200	[2]	West Marine, Inc.	20,304
4,400		Westwood One, Inc.	34,804
4,000	[2]	Wet Seal, Inc., Class A	24,960
100		Weyco Group, Inc.	2,398
2,524		Winnebago Industries, Inc.	84,024
4,490		Wolverine World Wide, Inc.	127,336
2,097		World Wrestling Entertainment, Inc.	34,957
500		Xerium Technologies, Inc.	6,190
2,986		Yankee Candle Co., Inc., The	101,076
3,600	[2]	Zale Corp.	103,824
800	[2]	Zumiez Inc.	26,288
1,400		bebe stores, Inc.	34,762
600	[2]	iRobot Corp.	12,306
		TOTAL	15,709,568
		Consumer Staples--2.8%
300		Alico, Inc.	18,600
7,000	[2]	Alliance One International, Inc.	33,740
2,400	[2]	American Oriental Bioengineering, Inc.	18,336
100		Arden Group, Inc., Class A	13,922
100	[2]	Aurora Foods, Inc.	0
3,754		Casey's General Stores, Inc.	91,109
2,575	[2]	Central European Distribution Corp.	65,353
1,800	[2]	Central Garden & Pet Co.	89,946
1,500	[2]	Chattem, Inc.	63,630
2,700		Chiquita Brands International	36,990
342		Coca-Cola Bottling Co.	21,539
4,800	[2]	Darling International, Inc.	20,544
2,904		Delta & Pine Land Co.	117,641
800		Diamond Foods, Inc.	13,624
1,900	[2]	Elizabeth Arden, Inc.	33,136
510		Farmer Brothers Co.	11,506
3,874		Flowers Foods, Inc.	105,257
3,700	[2]	Gold Kist, Inc.	73,297
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
1,447	[2]	Great Atlantic & Pacific Tea Co., Inc.	$40,038
200	[2]	Green Mountain Coffee, Inc.	7,914
2,266	[2]	Hain Celestial Group, Inc.	63,969
600		Imperial Sugar Co.	15,918
1,390		Ingles Markets, Inc., Class A	39,532
500		Inter Parfums, Inc.	9,815
1,000		J&J Snack Foods Corp.	33,410
2,200	[2]	Jones Soda Co.	21,648
1,800		Lancaster Colony Corp.	72,990
2,595		Lance, Inc.	50,654
2,153		Longs Drug Stores Corp.	92,665
900		MGP Ingredients, Inc.	20,205
1,200		Mannatech, Inc.	18,840
300	[2]	Maui Land & Pineapple Co., Inc.	9,195
1,200	[2]	Medifast, Inc.	11,184
4,100	[2]	NBTY, Inc.	114,062
1,300		Nash Finch Co.	33,735
600	[2]	National Beverage Corp.	6,870
4,307		Nu Skin Enterprises, Inc., Class A	82,350
1,400	[2,3]	Parlux Fragrances, Inc.	9,702
4,600	[2]	Pathmark Stores, Inc.	46,598
1,200	[2]	Peet's Coffee & Tea, Inc.	32,100
2,900	[2]	Performance Food Group Co.	84,303
2,700		Pilgrim's Pride Corp.	67,446
3,325	[2]	Playtex Products, Inc.	46,351
800		Premium Standard Farms, Inc.	15,392
2,200	[2]	Prestige Brands Holdings, Inc.	25,960
2,167	[2]	Ralcorp Holdings, Inc.	107,158
900		Reddy Ice Group, Inc.	21,600
15,955	[2]	Revlon, Inc., Class A	21,220
2,664		Ruddick Corp.	75,125
1,500		Sanderson Farms, Inc.	39,795
33		Seaboard Corp.	46,596
1,069	[2]	Smart & Final, Inc.	19,253
1,600		Spartan Stores, Inc.	33,088
2,300	[2]	Spectrum Brands, Inc.	22,356
1,000		The Anderson's, Inc.	35,950
1,000	[2]	The Boston Beer Co., Inc., Class A	36,500
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
1,800	[2]	The Pantry, Inc.	$98,244
2,350		Tootsie Roll Industries, Inc.	74,683
2,748		Topps Co.	23,990
2,000	[2]	TreeHouse Foods, Inc.	50,720
900	[2]	USANA, Inc.	40,428
3,172	[2]	United Natural Foods, Inc.	110,703
1,888		Universal Corp.	69,516
3,257		Vector Group Ltd.	55,825
1,549		WD 40 Co.	52,651
900		Weis Markets, Inc.	36,540
2,428	[2]	Wild Oats Markets, Inc.	43,655
		TOTAL	3,016,612
		Energy--4.7%
1,500	[2]	ATP Oil & Gas Corp.	64,485
600	[2]	Allis-Chalmers Corp.	9,042
900		Alon USA Energy, Inc.	25,263
3,500	[2]	Alpha Natural Resources, Inc.	55,685
600	[2]	Arena Resources, Inc.	21,432
1,279	[2]	Atlas America, Inc.	61,405
1,984	[2]	Atwood Oceanics, Inc.	91,661
3,900	[2]	Aurora Oil & Gas Corp.	12,090
2,440	[2,3]	Aventine Renewable Energy Holdings, Inc.	60,024
600	[2]	Basic Energy Services, Inc.	14,664
2,594		Berry Petroleum Co., Class A	77,431
1,800	[2]	Bill Barrett Corp.	51,354
700	[2]	Bois d'Arc Energy, Inc.	11,256
4,200	[2]	Brigham Exploration Co.	32,718
1,709	[2]	Bristow Group, Inc.	56,739
700	[2]	Bronco Drilling Co., Inc.	11,928
1,100	[2]	Callon Petroleum Corp.	16,918
1,702		Carbo Ceramics, Inc.	57,357
1,800	[2]	Carrizo Oil & Gas, Inc.	51,408
500	[2]	Clayton Williams Energy, Inc.	19,685
1,500	[2]	Complete Production Services, Inc.	28,935
2,946	[2]	Comstock Resources, Inc.	82,193
600		Crosstex Energy, Inc.	57,588
800	[2]	Dawson Geophysical Co.	24,032
200	[2]	Delek US Holdings, Inc.	3,726
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
4,300	[2]	Delta Petroleum Corp.	$110,510
1,762	[2]	Dril-Quip, Inc.	69,388
3,000	[2]	EXCO Resources, Inc.	43,440
1,600	[2]	Edge Petroleum Corp.	29,136
3,600	[2]	Encore Aquisition Co.	90,144
3,200	[2]	Energy Partners Ltd.	78,176
5,300	[2]	Evergreen Energy, Inc.	68,105
800	[2]	GMX Resources, Inc.	31,440
5,100	[2]	Gasco Energy, Inc.	13,719
1,200	[2]	GeoGlobal Resources, Inc.	9,504
1,200	[2]	Giant Industries, Inc.	97,176
1,200	[2]	Goodrich Petroleum Corp.	41,052
14,398	[2]	Grey Wolf, Inc.	100,786
1,039		Gulf Island Fabrication, Inc.	30,567
1,200	[2]	Gulfmark Offshore, Inc.	41,436
300	[2]	Gulfport Energy Corp.	3,576
7,100	[2]	Hanover Compressor Co.	131,492
2,900	[2]	Harvest Natural Resources, Inc.	32,219
1,200	[2]	Hercules Offshore, Inc.	42,744
1,540	[2]	Hornbeck Offshore Services, Inc.	55,579
1,400	[2]	Hydril Co.	84,070
5,264	[2]	Input/Output, Inc.	59,009
7,600	[2]	International Coal Group, Inc.	39,444
1,000	[2]	James River Coal Co.	11,660
2,468	[2]	Lone Star Technologies, Inc.	119,155
1,100		Lufkin Industries, Inc.	66,374
4,900	[2]	Mariner Energy, Inc.	97,118
700		Maritrans, Inc.	26,103
100		MarkWest Hydrocarbon, Inc.	3,283
1,500	[2]	Matrix Services Co.	21,555
2,200	[2]	McMoRan Exploration Co.	33,264
6,786	[2]	Meridian Resource Corp.	22,801
1,500	[2]	Metretek Technologies, Inc.	19,560
1,300	[2]	NATCO Group, Inc., Class A	43,082
2,006		NGP Capital Resources Co.	31,093
1,591	[2]	NS Group, Inc.	103,988
6,583	[2]	Newpark Resources, Inc.	38,708
3,400	[2]	Oil States International, Inc.	98,736
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
800	[2]	PHI, Inc.	$25,368
1,800	[2,3]	Pacific Ethanol, Inc.	30,150
2,900	[2]	Parallel Petroleum Corp.	58,725
8,037	[2]	Parker Drilling Co.	65,823
1,422		Penn Virginia Corp.	101,744
3,400	[2]	PetroQuest Energy, Inc.	38,692
10,795	[2]	Petrohawk Energy Corp.	122,307
1,400	[2]	Petroleum Development Corp.	64,610
3,500	[2]	Pioneer Drilling Co.	45,955
1,400	[2]	Quest Resource Corp.	14,490
1,711		RPC, Inc.	37,163
9,100	[2]	Rentech, Inc.	38,675
3,400	[2]	Rosetta Resources, Inc.	61,472
2,031	[2]	Stone Energy Corp.	79,148
1,900	[2,3]	SulphCo, Inc.	10,393
500	[2]	Superior Well Services, Inc.	12,070
2,223	[2]	Swift Energy Co.	103,859
3,000	[2]	Syntroleum Corp.	11,820
100	[2]	T-3 Energy Services, Inc.	2,193
2,700	[2]	The Exploration Co. of Delaware	29,889
2,320	[2]	The Houston Exploration Co.	125,651
1,000	[2]	Toreador Resources Corp.	21,700
4,200	[2]	Transmeridian Exploration, Inc.	14,700
1,200	[2]	Trico Marine Services, Inc.	40,920
6,483	[2]	USEC, Inc.	72,350
500	[2]	Union Drilling, Inc.	6,365
2,067	[2]	Universal Compression Holdings, Inc.	124,557
5,000	[2]	VAALCO Energy, Inc.	41,450
1,480	[2]	VeraSun Energy Corp.	27,217
2,859	[2]	Veritas DGC, Inc.	205,877
2,300	[2]	W-H Energy Services, Inc.	107,709
3,500	[2]	Warren Resources, Inc.	41,265
500	[2]	Warrior Energy Service Corp.	14,195
1,400		Western Refining, Inc.	32,984
200	[2]	Westmoreland Coal Co.	4,580
2,590	[2]	Whiting Petroleum Corp.	115,540
2,200		World Fuel Services Corp.	94,644
		TOTAL	5,084,461
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--20.4%
943		1st Source Corp.	$29,761
2,200		21st Century Insurance Group	34,716
1,100		ASTA Funding, Inc.	37,444
2,400		Acadia Realty Trust	61,320
1,757	[2]	Accredited Home Lenders Holding Co.	53,794
5,000		Advance America Cash Advance, Inc.	74,950
1,500		Advanta Corp., Class B	58,860
1,050		Affirmative Insurance Holdings, Inc.	17,441
2,000	[2]	Affordable Residential Communities	21,960
900		Agree Realty Corp.	31,554
996		Alabama National Bancorp	67,579
119	[2]	Alexander's, Inc.	43,405
2,240		Alexandria Real Estate Equities, Inc.	223,328
2,362		Alfa Corp.	43,626
1,780		Amcore Financial, Inc.	55,732
1,700		American Campus Communities, Inc.	45,271
3,400		American Equity Investment Life Holding Co.	43,384
8,700		American Financial Realty Trust	101,529
3,302		American Home Mortgage Investment Corp.	112,829
700	[2]	American Physicians Capital, Inc.	38,297
1,160		AmericanWest Bancorp.	24,267
980		Ameris Bancorp	27,352
1,805		Anchor Bancorp Wisconsin, Inc.	52,417
4,200		Anthracite Capital, Inc.	60,144
3,700		Anworth Mortgage Asset Corp.	33,596
6,145		Apollo Investment Corp.	132,486
1,300		Arbor Realty Trust, Inc.	36,140
3,705		Ares Capital Corp.	68,654
2,269	[2]	Argonaut Group, Inc.	77,169
723		Arrow Financial Corp.	18,379
4,400		Ashford Hospitality Trust	56,672
900	[2]	Asset Acceptance Capital Corp.	16,029
1,850	[2]	BFC Financial Corp., Class A	10,785
873		Baldwin & Lyons, Inc., Class B	22,584
478		BancFirst Corp.	23,780
300		BancTrust Financial Group, Inc.	7,353
730	[2]	Bancorp, Inc., DE	17,556
1,237		Bank Granite Corp.	23,194
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
4,535		Bank Mutual Corp.	$54,964
900		Bank of the Ozarks, Inc.	28,197
3,500		BankAtlantic Bancorp, Inc., Class A	45,850
1,800		BankFinancial Corp.	32,634
2,600		BankUnited Financial Corp., Class A	70,122
800		Banner Corp.	34,768
600		Berkshire Hills Bancorp, Inc.	21,696
5,190		BioMed Realty Trust, Inc.	167,274
2,600		Boston Private Financial Holdings	71,864
1,000		Bristol West Holdings, Inc.	13,920
4,550		Brookline Bancorp, Inc.	60,651
1,172	[2]	CNA Surety Corp.	23,838
4,468		CVB Financial Corp.	64,920
1,166		Cadence Financial Corp.	23,903
1,700		Calamos Asset Management, Inc.	49,674
600		Camden National Corp.	26,640
921		Capital City Bank Group, Inc.	30,890
700		Capital Corp. of the West	21,175
3,300		Capital Lease Funding, Inc.	38,874
200		Capital Southwest Corp.	23,970
700		Capital Trust, Inc.	31,157
800		Capitol Bancorp Ltd.	37,536
1,400		Cardinal Financial Corp.	14,420
1,325		Cascade Bancorp	48,310
2,357		Cash America International, Inc.	97,415
3,558		Cathay Bancorp, Inc.	122,573
1,600		Cedar Shopping Centers, Inc.	26,736
4,000	[2]	Centennial Bank Holdings, Inc.	38,400
900		Center Financial Corp.	21,744
200		CenterState Banks of Florida	4,226
800		Centracore Properties Trust	25,920
2,291		Central Pacific Financial Corp.	84,286
200		Charter Financial Corp.	9,502
3,860		Charter Municipal Mortgage Acceptance Co.	78,551
1,876		Chemical Financial Corp.	56,111
3,062		Chittenden Corp.	90,298
3,200		Citizens Banking Corp.	83,104
300		Citizens First Bancorp, Inc.	8,811
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
588		City Bank Lynwood, WA	$31,599
1,500		City Holding Co.	58,800
1,300		Clark, Inc.	16,263
200	[2]	Clayton Holdings, Inc.	2,814
600		Clifton Savings Bancorp, Inc.	7,008
1,025		CoBiz, Inc.	23,165
1,229		Coastal Financial Corp.	16,772
600		Cohen & Steers, Inc.	20,928
400		Columbia Bancorp	10,108
1,421		Columbia Banking Systems, Inc.	45,017
3,700		Commerce Group, Inc.	109,520
500	[2]	Community Bancorp	14,505
2,200		Community Bank System, Inc.	54,670
1,801		Community Banks, Inc.	48,393
1,034		Community Trust Bancorp, Inc.	39,685
1,100		Compass Diversified Trust	18,623
1,467	[2]	CompuCredit Corp.	50,993
400		Consolidated Tomoka Co.	25,880
2,200		Corporate Office Properties Trust	105,138
3,224		Corus Bankshares, Inc.	66,189
2,800		Cousins Properties, Inc.	100,156
1,862		Crawford & Co., Class B	14,151
493	[2]	Credit Acceptance Corp.	16,496
5,300		Crescent Real Estate Equities, Inc.	115,540
900	[2]	Darwin Professional Underwriters, Inc.	20,250
3,100		Deerfield Triarc Capital Corp.	46,066
3,262		Delphi Financial Group, Inc., Class A	128,034
4,100		DiamondRock Hospitality Co.	69,167
1,560		Digital Realty Trust, Inc.	52,088
2,457		Dime Community Bancorp, Inc.	34,275
1,200		Direct General Corp.	15,828
1,000	[2]	Dollar Financial Corp.	23,220
710		Donegal Group, Inc., Class A	14,420
6,200	[3]	Doral Financial Corp.	28,520
1,400		Downey Financial Corp.	96,432
400		EMC Insurance Group, Inc.	12,268
1,687		EastGroup Properties, Inc.	89,799
2,600		Education Realty Trust, Inc.	40,222
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
300		Enterprise Financial Services Corp.	$10,161
1,932		Entertainment Properties Trust	106,260
4,691		Equity Inns, Inc.	78,715
1,551		Equity Lifestyle Properties, Inc.	76,418
2,668		Equity One, Inc.	67,020
3,300		Extra Space Storage, Inc.	60,852
1,000	[2]	Ezcorp, Inc., Class A	45,170
1,028		FBL Financial Group, Inc., Class A	36,340
4,500		FNB Corp.	86,150
800	[2]	FPIC Insurance Group, Inc.	28,592
504		Farmers Capital Bank Corp.	18,174
800		Federal Agricultural Mortgage Association, Class C	21,040
3,992		FelCor Lodging Trust, Inc.	82,874
1,900		Fidelity Bankshares, Inc.	75,392
4,500		Fieldstone Investment Corp.	36,585
2,043		Financial Federal Corp.	56,223
1,000	[2]	First Acceptance Corp.	10,740
5,300		First BanCorp	52,470
850		First Bancorp, Inc.	19,151
1,046		First Busey Corp.	23,985
2,100	[2]	First Cash Financial Services, Inc.	45,381
2,286		First Charter Corp.	56,899
5,225		First Commmonwealth Financial Corp.	69,858
2,041		First Community Bancorp	109,132
768		First Community Bancshares, Inc.	28,009
2,441		First Financial Bancorp	39,642
1,344		First Financial Bankshares, Inc.	53,854
1,088		First Financial Corp.	37,438
1,072		First Financial Holdings, Inc.	38,731
1,288		First Indiana Corp.	32,870
3,300		First Industrial Realty Trust	151,701
1,415		First Merchants Corp.	35,106
3,900		First Midwest Bancorp, Inc.	148,317
8,343		First Niagara Financial Group, Inc.	119,472
1,000		First Place Financial Corp.	23,290
1,500		First Potomac Realty Trust	46,410
600	[2]	First Regional Bancorp	19,116
1,850		First Republic Bank	72,039
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
250		First South Bancorp, Inc.	$7,813
1,700		First State Bancorporation	42,347
1,438	[2]	FirstFed Financial Corp.	88,825
5,500		FirstMerit Corp.	127,710
600		Flag Financial Corp.	15,186
2,450		Flagstar Bancorp, Inc.	36,824
1,225		Flushing Financial Corp.	21,548
2,200	[2]	Franklin Bank Corp.	44,462
3,200		Franklin Street Properties Corp.	65,760
4,700		Fremont General Corp.	68,291
10,100		Friedman, Billings, Ramsey Group, Inc., Class A	77,063
2,916		Frontier Financial Corp.	84,593
522		GAMCO Investors, Inc., Class A	20,671
550		GB&T Bancshares, Inc.	12,144
1,000	[2]	GFI Group, Inc.	57,670
2,940		GMH Communities Trust	41,072
1,300		Getty Realty Holding Corp.	41,600
2,131		Glacier Bancorp, Inc.	74,415
900		Gladstone Capital Corp.	21,312
1,000		Gladstone Investment Corp.	14,650
2,293		Glenborough Realty Trust, Inc.	59,572
2,765		Glimcher Realty Trust	71,226
900		Gramercy Capital Corp.	25,110
663		Great American Financial Resources, Inc.	15,322
800		Great Southern Bancorp, Inc.	25,096
4,100		Greater Bay Bancorp	105,575
600		Greene County Bancshares, Inc.	22,620
1,400		Greenhill & Co., Inc.	95,116
2,006		Hancock Holding Co.	102,908
2,980		Hanmi Financial Corp.	63,683
1,675		Harbor Florida Bancshares, Inc.	76,062
1,054		Harleysville Group, Inc.	38,028
2,199		Harleysville National Corp.	46,971
2,100	[2]	Harris & Harris Group, Inc.	29,337
3,200		Healthcare Realty Trust, Inc.	129,600
850		Heartland Financial USA, Inc.	24,361
900		Heritage Commerce Corp.	22,032
3,100		Hersha Hospitality Trust	33,976
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
3,900		Highland Hospitality Corp.	$53,898
4,100		Highwoods Properties, Inc.	156,620
2,496		Hilb Rogal & Hamilton Co.	99,640
2,715		Home Properties of New York, Inc.	171,507
3,850		Homebanc Corp.	20,213
3,293		Horace Mann Educators Corp.	66,321
875		Horizon Financial Corp.	20,370
400	[2]	Housevalues, Inc.	2,344
39		Huntington Bancshares, Inc.	952
5,900		IMPAC Mortgage Holdings, Inc.	55,873
400		ITLA Capital Corp.	22,848
899		Iberiabank Corp.	52,897
32		Imperial Credit Industries, Inc., Warrants	0
340		Independence Holdings Co.	8,078
1,100		Independent Bank Corp.- Massachusetts	36,839
2,006		Independent Bank Corp.- Michigan	47,943
1,500		Infinity Property & Casualty	64,530
4,700		Inland Real Estate Corp.	87,843
3,201		Innkeepers USA Trust	54,897
1,262		Integra Bank Corp.	33,367
1,300		Interchange Financial Services Corp.	29,666
3,100		International Bancshares Corp.	95,108
2,600		International Securities Exchange Holdings, Inc.	133,510
600	[2]	Intervest Bancshares Corp.	21,444
3,900	[2]	Investors Bancorp, Inc.	58,032
3,500		Investors Real Estate Trust	35,210
1,407		Irwin Financial Corp.	31,193
400	[2]	James River Group, Inc.	11,992
1,300		Jer Investors Trust, Inc.	23,348
5,500		KKR Financial Corp.	147,565
2,100		KNBT Bancorp, Inc.	35,931
255		Kansas City Life Insurance Co.	14,267
1,600		Kearny Financial Corp.	25,600
1,630		Kite Realty Group Trust	29,894
8,200	[2]	Knight Capital Group, Inc., Class A	152,930
1,500		LTC Properties, Inc.	40,650
2,920		LaSalle Hotel Properties	123,370
3,900	[2]	Labranche & Co. Inc.	34,593
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,291		Lakeland Bancorp, Inc.	$17,248
900		Lakeland Financial Corp.	23,328
1,239		LandAmerica Financial Group, Inc.	78,169
3,730		Lexington Corporate Properties Trust	79,449
6,045		Longview Fibre Co.	127,308
3,800		Luminent Mortgage Capital, Inc.	40,318
2,521		MAF Bancorp, Inc.	108,630
1,700		MB Financial, Inc.	61,305
1,138		MBT Financial Corp.	17,639
3,900		MCG Capital Corp.	69,888
6,400		MFA Mortgage Investments, Inc.	50,688
800		MVC Capital, Inc.	10,464
1,085		Macatawa Bank Corp.	23,827
3,100		Maguire Properties, Inc.	132,556
1,110		MainSource Financial Group, Inc.	20,180
2,200	[2]	Marketaxess Holdings, Inc.	24,750
500	[2]	Marlin Business Services, Inc.	11,555
2,800	[2]	Meadowbrook Insurance Group, Inc.	33,740
600		Medallion Financial Corp.	7,170
2,900		Medical PPTYS Trust, Inc.	39,382
826		Mercantile Bancorporation, Inc.	32,767
150		MetroCorp Bancshares, Inc.	3,273
1,581		Mid-American Apartment Communities, Inc.	100,631
1,840		Mid-State Bancshares	55,182
788		Midland Co.	36,831
900		Midwest Banc Holdings, Inc.	21,186
3,900		Mills Corp.	71,253
1,550		MortgageIT Holdings,. Inc.	21,979
8,400	[2]	Move, Inc.	40,152
200		NASB Financial, Inc.	8,200
2,523		NBT Bancorp, Inc.	62,697
1,600		Nara Bancorp, Inc.	30,400
2,700		National Financial Partners Corp.	106,380
1,721		National Health Investors, Inc.	55,313
900		National Interstate Corp.	25,362
3,390		National Penn Bancshares, Inc.	69,456
3,986		National Retail Properties, Inc.	89,565
191	[2]	National Western Life Insurance Co., Class A	45,811
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
5,501		Nationwide Health Properties, Inc.	$158,099
700	[2]	Navigators Group, Inc.	32,949
4,117		NetBank, Inc.	21,861
8,100		Newalliance Bancshares, Inc.	125,388
3,300		Newcastle Investment Corp.	97,911
1,200		Newkirk Realty Trust, Inc.	20,328
315		Northern Empire Bancshares	9,097
3,000		Northstar Realty Finance Corp.	45,450
1,300		Northwest Bancorp, Inc.	34,775
2,400		Northwestern Corp.	84,912
2,400		Novastar Financial, Inc.	76,608
100		Nymagic, Inc.	3,205
608		OceanFirst Financial Corp.	14,258
2,505	[2]	Ocwen Financial Corp.	39,203
600		Odyssey Re Holdings Corp.	21,270
4,819		Ohio Casualty Corp.	132,185
5,210		Old National Bancorp	98,886
1,298		Old Second Bancorp, Inc.	39,252
839		Omega Financial Corp.	27,251
4,300		Omega Healthcare Investors	72,584
1,500		OptionsXpress Holdings, Inc.	46,620
1,591		Oriental Financial Group	19,028
1,776		PFF Bancorp, Inc.	55,074
666	[2]	PICO Holdings, Inc.	21,532
2,919	[2]	PMA Capital Corp.	27,672
1,229		PS Business Parks, Inc.	80,930
3,489		Pacific Capital Bancorp	107,322
865		Park National Corp.	87,702
1,240		Parkway Properties, Inc.	61,182
3,221		Partners Trust Financial Group, Inc.	36,301
700		PennFed Financial Services, Inc.	12,852
2,596		Pennsylvania Real Estate Investment Trust	111,888
900	[2]	Penson Worldwide, Inc.	21,888
845		Peoples Bancorp, Inc.	24,826
7,700		Phoenix Cos., Inc.	121,968
1,000	[2]	Pinnacle Financial Partners, Inc.	33,240
1,544	[2]	Piper Jaffray Cos., Inc.	106,768
1,300		Placer Sierra Bancshares	30,836
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,300	[2]	Portfolio Recovery Associates, Inc.	$60,606
3,200		Post Properties, Inc.	156,736
2,807		Potlatch Corp.	113,964
500		Preferred Bank Los Angeles, CA	29,285
620		PremierWest Bancorp	10,428
1,553		Presidential Life Corp.	36,651
1,300		PrivateBancorp, Inc.	53,391
2,280	[2]	ProAssurance Corp.	111,036
1,800		Prosperity Bancshares, Inc.	62,442
2,467		Provident Bankshares Corp.	89,157
5,030		Provident Financial Services, Inc.	92,250
2,872		Provident New York Bancorp	40,610
2,472		R&G Financial Corp., Class B	19,034
2,400		RAIT Investment Trust	72,144
1,610		RLI Corp.	87,278
1,600		Ramco-Gershenson Properties	52,496
5,700		Realty Income Corp.	150,480
1,600		Redwood Trust, Inc.	87,952
1,200		Renasant Corp.	38,388
5,343		Republic Bancorp, Inc.	71,489
716		Republic Bancorp, Inc., Class A	15,308
2,800		Republic Property Trust	34,832
1,100		Resource America, Inc., Class A	25,311
1,200	[2]	Rewards Network, Inc.	6,792
700	[2]	Rockville Financial, Inc.	10,325
358		Royal Bancshares of Pennsylvania	9,809
1,871		S & T Bancorp, Inc.	63,333
950		S.Y. Bancorp, Inc.	27,978
687		SCBT Financial Corp.	28,339
400	[2]	SCPIE Holdings, Inc.	11,220
2,800	[2]	SVB Financial Group	128,856
1,242		SWS Group, Inc.	34,515
1,300		Safety Insurance Group, Inc.	65,013
1,000		Sanders Morris Harris Group, Inc.	11,760
1,119		Sandy Spring Bancorp, Inc.	41,023
313		Santander BanCorp	5,853
929		Saul Centers, Inc.	45,149
3,700		Saxon Capital, Inc.	52,355
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,700	[2]	Seabright Insurance Holdings, Inc.	$27,897
920		Seacoast Banking Corp. of Florida	24,426
600		Secutity Bank Corp.	14,538
2,196		Selective Insurance Group, Inc.	121,329
4,543		Senior Housing Properties Trust	104,171
300		Shore Bancshares, Inc.	8,940
100		Sierra Bancorp	3,101
1,900	[2]	Signature Bank	57,627
1,100		Simmons 1st National Corp., Class A	33,770
700		Sizeler Property Investment, Inc.	10,640
200		Smithtown Bancorp, Inc.	5,672
754		Southside Bancshares, Inc.	19,559
1,400		Southwest Bancorp, Inc.	37,954
1,355		Sovran Self Storage, Inc.	79,918
5,500		Spirit Finance Corp.	65,505
600	[2]	Star Maritime Acquisition Corp.	5,814
1,047		State Auto Financial Corp.	33,640
500		State National Bancshares, Inc.	19,090
1,885		Sterling Bancorp	36,720
3,874		Sterling Bancshares, Inc.	70,933
2,087		Sterling Financial Corp./PA	48,168
2,608		Sterling Financial Corp./Spokane	86,742
1,477		Stewart Information Services Corp.	54,738
666	[2]	Stifel Financial Corp.	23,943
5,850		Strategic Hotels & Resorts, Inc.	124,430
900		Suffolk Bancorp	31,437
400		Summit Bancshares, Inc.	10,860
1,081	[2]	Sun Bancorp, Inc.	22,452
1,666		Sun Communities, Inc.	58,293
4,000		Sunstone Hotel Investors, Inc.	117,840
500		Superior Bancorp	5,455
3,430		Susquehanna Bankshares, Inc.	85,716
2,290		Tanger Factory Outlet Centers, Inc.	85,417
200		Taylor Capital Group, Inc.	6,970
800		Technology Investment Capital Corp.	12,168
608	[2]	Tejon Ranch Co.	29,488
1,700	[2]	Texas Capital Bancshares, Inc.	34,068
3,638		Texas Regional Bancshares, Inc., Class A	141,336
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,000		Texas United Bancshares, Inc.	$33,750
100	[2]	The Enstar Group, Inc.	9,162
900	[2]	Thomas Weisel Partners Group, Inc.	14,409
1,500		TierOne Corp.	47,970
724		Tompkins County TrustCo., Inc.	35,585
1,500		Tower Group, Inc.	53,025
1,800	[2]	Tradestation Group, Inc.	28,170
2,500	[2]	Trammell Crow Co.	121,875
900		TriCo Bancshares	23,400
767	[2]	Triad Guaranty, Inc.	39,508
5,531		Trustco Bank Corp.	61,118
3,600		Trustmark Corp.	113,976
5,000		Trustreet Properties, Inc.	84,850
3,950		U-Store-It Trust	86,742
2,900	[2]	U.S.I. Holdings Corp.	46,197
7,500		UCBH Holdings, Inc.	128,550
2,200		UMB Financial Corp.	78,892
864		USB Holdings Co., Inc.	19,639
4,372		Umpqua Holdings Corp.	123,465
1,050		Union Bankshares Corp.	31,542
3,000		United Bankshares, Inc.	114,570
2,150		United Community Banks, Inc.	67,596
1,992		United Community Financial Corp.	25,597
1,500		United Fire & Casualty Co.	53,070
500	[2]	United PanAm Financial Corp.	6,500
100		United Security Bancshares	2,512
2,200	[2]	Universal American Financial Corp.	40,898
1,000		Universal Health Realty Trust, Inc.	38,910
900		Univest Corp.	27,288
1,600		Urstadt Biddle Properties, Class A	30,608
600		Vineyard National Bancorp	13,104
1,171	[2]	Virginia Commerce Bancorp, Inc.	23,842
750		Virginia Financial Group, Inc.	20,775
8,100		W Holding Co., Inc.	46,089
600		WSFS Financial Corp.	38,664
6,000		Waddell & Reed Financial, Inc., Class A	153,000
3,102		Washington Real Estate Investment Trust	130,749
1,000		Washington Trust Bancorp	27,080
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
200	[2]	Wauwatosa Holdings, Inc.	$3,544
1,835		Wesbanco, Inc.	60,096
1,333		West Bancorp., Inc.	24,421
1,100		West Coast Bancorp	36,190
2,500		WestAmerica Bancorp.	124,625
700	[2]	Western Alliance Bancorp	23,786
100		Westfield Financial, Inc.	3,356
600		Willow Grove Bancorp, Inc.	9,582
1,200		Wilshire Bancorp, Inc.	23,736
900		Windrose Medical Properties Trust	16,794
1,900		Winston Hotels, Inc.	22,990
600		Winthrop Realty Trust	3,726
1,999		Wintrust Financial Corp.	96,472
1,600	[2]	World Acceptance Corp.	79,984
800		Yardville National Bancorp	31,888
2,468		Zenith National Insurance Corp.	114,811
		TOTAL	22,094,838
		Health Care--11.2%
2,600	[2]	ADVENTRX Pharmaceuticals, Inc.	8,762
1,993	[2]	AMN Healthcare Services, Inc.	50,403
3,099	[2,3]	AVANIR Pharmaceuticals, Class A	12,334
5,100	[2,3]	AVI BioPharma, Inc.	19,788
1,700	[2]	Abaxis, Inc.	34,102
1,200	[2]	Abiomed, Inc.	17,040
2,400	[2]	Acacia Research Corp.	30,672
1,200	[2]	Acadia Pharmaceuticals, Inc.	11,376
2,400	[2]	Adams Respiratory Therapeutics, Inc.	103,440
1,400	[2]	Adeza Biomedical Corp.	19,516
3,600	[2]	Adolor Corp.	49,356
800	[2]	Advanced Magnetics, Inc.	33,200
4,800	[2]	Affymetrix, Inc.	122,400
1,000	[2]	Air Methods Corp.	24,200
2,200	[2]	Akorn, Inc.	9,636
2,394	[2]	Albany Molecular Research, Inc.	28,512
2,503	[2]	Alexion Pharmaceuticals, Inc.	93,512
4,200	[2]	Align Technology, Inc.	58,212
6,500	[2]	Alkermes, Inc.	109,200
1,000	[2]	Alliance Imaging, Inc.	8,460
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
3,021	[2]	Allscripts Healthcare Solutions, Inc.	$71,265
2,000	[2]	Alnylam Pharmaceuticals, Inc.	39,440
3,045		Alpharma, Inc., Class A	67,203
200	[2]	Altus Pharmaceuticals, Inc.	3,296
1,400	[2]	Amedisys, Inc.	56,798
5,700	[2]	American Medical Systems Holdings, Inc.	101,517
3,600	[2]	Amerigroup Corp.	107,856
2,500	[2]	Amsurg Corp.	52,550
1,400	[2]	Anadys Pharmaceuticals, Inc.	4,774
1,195		Analogic Corp.	66,693
5,400	[2]	Andrx Group	132,786
700	[2]	AngioDynamics, Inc.	15,155
5,700	[2]	Applera Corp.	88,464
3,400	[2]	Apria Healthcare Group, Inc.	79,186
3,000	[2]	Arena Pharmaceuticals, Inc.	45,750
4,602	[2]	Ariad Pharmaceutiacals, Inc.	20,019
2,200	[2]	Array BioPharma, Inc.	21,604
1,474		Arrow International, Inc.	52,695
2,062	[2]	Arthrocare Corp.	83,325
1,200	[2]	Aspect Medical Systems, Inc.	21,444
3,300	[2]	AtheroGenics, Inc.	42,900
1,000	[2]	Auxilium Pharmaceutical, Inc.	12,600
1,300	[2]	Bentley Pharmaceuticals, Inc.	16,315
1,400	[2]	Bio Rad Laboratories, Inc., Class A	102,788
1,100	[2]	Bio-Reference Laboratories, Inc.	25,993
2,100	[2]	BioCryst Pharmaceuticals, Inc.	24,927
6,794	[2]	BioMarin Pharmaceutical, Inc.	108,908
3,700	[2]	Bioenvision, Inc.	19,018
1,403	[2]	Biosite, Inc.	64,440
1,500	[2]	Bradley Pharmaceuticals, Inc.	26,100
1,652	[2]	Bruker BioSciences Corp.	13,150
900		CNS, Inc.	33,345
2,102	[2]	CONMED Corp.	46,643
3,657	[2]	CV Therapeutics, Inc.	47,358
1,965		Cambrex Corp.	45,981
1,800	[2]	Candela Corp.	25,470
800	[2]	Capital Senior Living Corp.	7,640
400	[2]	Caraco Pharmaceutical Laboratories, Ltd.	4,576
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
3,790	[2]	Cell Genesys, Inc.	$16,600
3,400	[2]	Centene Corp.	80,206
4,000	[2]	Cepheid, Inc.	32,840
1,400	[2]	Cerus Corp.	10,080
1,926		Chemed Corp.	68,354
900	[2]	Coley Pharmaceutical Group, Inc.	10,377
1,300	[2]	Combinatorx, Inc.	9,984
900		Computer Programs & Systems, Inc.	30,780
1,300	[2]	Conceptus, Inc.	25,766
2,493	[2]	Connetics Corp.	42,481
2,200	[2]	Conor Medsystems, Inc.	54,032
514	[2]	Corvel Corp.	22,231
800	[2]	Cotherix, Inc.	6,000
2,700	[2]	Cross Country Healthcare, Inc.	52,272
4,238	[2]	Cubist Pharmaceuticals, Inc.	94,380
1,698	[2]	Cyberonics, Inc.	30,615
3,200	[2]	Cypress Biosciences, Inc.	25,216
1,100	[2]	Cytokinetics, Inc.	8,019
1,500	[2]	DJ Orthopedics, Inc.	60,345
959		Datascope Corp.	34,399
4,300	[2]	Decode Genetics, Inc.	22,876
6,600	[2]	Dendreon Corp.	33,264
2,783	[2]	Dendrite International, Inc.	29,082
3,600	[2]	DepoMed, Inc.	15,624
1,600	[2]	Dexcom, Inc.	14,080
1,196	[2]	Digene Corp.	55,530
1,601	[2]	Dionex Corp.	87,094
1,925	[2]	Diversa Corp.	17,922
4,000	[2]	Durect Corp.	18,600
2,994	[2]	Eclipsys Corp.	63,443
1,900	[2]	Emageon, Inc.	30,305
2,300	[2]	Emisphere Technologies, Inc.	15,157
3,300	[2]	Encore Medical Corp.	21,483
5,084	[2]	Encysive Pharmaceuticals, Inc.	24,251
2,008	[2]	Enzo Biochem, Inc.	28,714
4,000	[2]	Enzon, Inc.	34,240
800	[2]	Ev3, Inc.	13,712
5,855	[2]	Exelixis, Inc.	56,794
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
1,800	[2]	Five Star Quality Care, Inc.	$18,558
61,000		Five Star Quality Care, Inc., Rights	0
1,300	[2]	Foxhollow Technologies, Inc.	45,513
300	[2]	GTX, Inc.	3,339
1,450	[2]	Genesis Healthcare Corp.	70,224
1,800	[2]	Genitope Corp.	6,678
400	[2]	Genomic Health, Inc.	6,520
12,800	[2]	Genta, Inc.	10,368
2,000	[2]	Gentiva Health Services, Inc.	37,100
4,840	[2]	Geron Corp.	38,817
1,600	[2]	Greatbatch Technologies, Inc.	35,984
1,964	[2]	Haemonetics Corp.	89,558
1,600	[2]	Hana Biosciences, Inc.	13,392
1,800	[2]	HealthExtras, Inc.	41,454
2,500	[2]	HealthTronics Surgical Services, Inc.	17,325
1,000	[2]	Healthspring, Inc.	20,140
2,600	[2]	Healthways, Inc.	110,110
700	[2]	Hi-Tech Pharmacal Co., Inc.	10,556
4,060	[2]	Hologic, Inc.	195,489
1,500	[2]	Horizon Health Corp.	23,205
10,300	[2]	Human Genome Sciences, Inc.	137,505
2,600	[2,3]	Hythiam, Inc.	21,138
1,600	[2]	I-Flow Corp.	24,816
5,100	[2]	ICOS Corp.	161,772
1,100	[2]	ICU Medical, Inc.	46,475
1,700	[2]	IRIS International, Inc.	20,383
1,200	[2]	Idenix Pharmaceuticals, Inc.	10,212
3,100	[2]	Illumina, Inc.	136,276
5,052	[2]	Immucor, Inc.	139,082
6,500	[2]	Incyte Genomics, Inc.	30,940
4,500	[2]	Indevus Pharmaceuticals, Inc.	30,735
1,600	[2]	Integra Lifesciences Corp.	59,088
2,348	[2]	InterMune, Inc.	51,891
3,113	[2]	Intermagnetics General Corp.	85,141
1,400	[2]	Intralase Corp.	27,524
2,263		Invacare Corp.	49,401
1,800	[2]	Inverness Medical Innovations, Inc.	67,842
5,878	[2]	Isis Pharmaceuticals, Inc.	50,433
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
2,750	[2]	KV Pharmaceutical Co., Class A	$61,380
1,000	[2]	Kendle International, Inc.	34,620
700	[2]	Kensey Nash Corp.	21,287
2,800	[2]	Keryx Biopharmaceuticals, Inc.	39,312
1,780	[2]	Kindred Healthcare, Inc.	48,060
3,100	[2]	Kyphon, Inc.	122,450
1,650		LCA Vision, Inc.	57,965
500	[2]	LHC Group, Inc.	12,310
700		Landauer, Inc.	38,339
4,750	[2]	Lexicon Genetics, Inc.	18,953
2,700	[2]	LifeCell Corp.	63,261
2,039	[2]	Luminex Corp.	32,869
6,100	[2]	MGI PHARMA, Inc.	116,083
200	[2]	MWI Veterinary Supply, Inc.	6,702
3,000	[2]	Magellan Health Services, Inc.	130,920
1,500	[2]	Mannkind Corp.	30,375
2,500	[2]	Martek Biosciences Corp.	59,300
1,800	[2]	Matria Healthcare, Inc.	50,760
1,807	[2]	Maxygen, Inc.	15,396
900	[2]	MedCath Corp.	23,841
9,000	[2]	Medarex, Inc.	116,280
400	[2]	Medical Action Industries, Inc.	10,628
3,800	[2]	Medicines Co.	98,648
4,300		Medicis Pharmaceutical Corp., Class A	150,672
3,076		Mentor Corp.	143,957
1,900	[2]	Merge Technologies, Inc.	14,649
1,249		Meridian Bioscience, Inc.	28,789
2,554	[2]	Merit Medical Systems, Inc.	40,379
900	[2]	Metabasis Therapeutics, Inc.	6,408
1,371	[2]	Molecular Devices Corp.	27,612
900	[2]	Molina Healthcare, Inc.	35,307
1,200	[2]	Momenta Pharmaceuticals, Inc.	17,880
8,700	[2]	Monogram Biosciences, Inc.	15,834
3,000	[2]	Myogen, Inc.	156,900
2,700	[2]	Myriad Genetics, Inc.	72,603
4,439	[2]	NPS Pharmaceuticals, Inc.	20,952
4,403	[2]	Nabi Biopharmaceuticals	28,972
1,900	[2]	Nastech Pharmaceutical Co.	33,421
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
500		National Healthcare Corp.	$27,725
1,800	[2]	Natus Medical, Inc.	29,898
7,000	[2]	Nektar Therapeutics	101,010
3,300	[2]	Neurocrine Biosciences, Inc.	38,115
1,100	[2]	Neurometrix, Inc.	17,919
1,000	[2]	New River Pharmaceuticals, Inc.	50,860
100	[2]	Nighthawk Radiology Holdings, Inc.	2,035
2,500	[2]	Northfield Laboratories, Inc.	33,600
200	[2]	Northstar Neuroscience, Inc.	3,004
5,600	[2]	Novavax, Inc.	25,032
1,801	[2]	Noven Pharmaceuticals, Inc.	40,000
2,800	[2]	NuVasive, Inc.	65,828
3,766	[2]	Nuvelo, Inc.	69,445
1,500	[2]	NxStage Medical, Inc.	10,995
4,400	[2]	OSI Pharmaceuticals, Inc.	168,432
2,975	[2]	Odyssey Healthcare, Inc.	39,419
1,600	[2]	Omnicell, Inc.	29,968
3,400	[2]	Onyx Pharmaceuticals, Inc.	63,852
2,537		Option Care, Inc.	32,144
3,400	[2]	OraSure Technologies, Inc.	26,384
3,126		Owens & Minor, Inc.	98,500
900	[2]	PRA International	26,550
5,161	[2]	PSS World Medical, Inc.	103,839
2,500	[2]	Pain Therapeutics, Inc.	20,900
1,400	[2]	Palomar Medical Technologies, Inc.	65,926
2,800	[2]	Panacos Pharmaceuticals, Inc.	19,208
2,300	[2]	Par Pharmaceutical Cos., Inc.	44,827
2,305	[2]	Parexel International Corp.	68,228
1,900	[2]	Penwest Pharmaceuticals Co.	33,668
2,878	[2]	Per-Se Technologies, Inc.	70,453
16,000	[2]	Peregrine Pharmaceuticals, Inc.	21,760
6,074		Perrigo Co.	108,664
1,700	[2]	PharmaNet Development Group, Inc.	31,790
2,100	[2]	Pharmion Corp.	51,345
2,500	[2]	Phase Forward, Inc.	34,700
1,718		PolyMedica Industries, Inc.	71,383
2,600	[2]	Pozen, Inc.	43,238
1,400	[2]	Progenics Pharmaceuticals, Inc.	36,568
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
1,200	[2]	Providence Service Corp.	$32,988
4,200	[2]	Psychiatric Solutions, Inc.	139,440
1,700	[2]	Quidel Corp.	26,384
700	[2]	Radiation Therapy Services, Inc.	20,832
3,012	[2]	Regeneron Pharmaceuticals, Inc.	60,391
1,399	[2]	RehabCare Group, Inc.	17,991
1,600	[2]	Renovis, Inc.	5,616
1,200	[2]	Res-Care, Inc.	23,208
2,356	[2]	Rigel Pharmaceuticals, Inc.	26,081
3,850	[2]	Salix Pharmaceuticals Ltd.	51,321
2,800	[2]	Sangamo BioSciences, Inc.	15,708
2,600	[2]	Santarus, Inc.	19,994
4,048	[2]	Savient Pharmaceuticals, Inc.	30,805
2,400	[2]	Sciele Pharma, Inc.	52,344
1,800	[2]	Senomyx, Inc.	27,756
2,100	[2]	Sirna Therapeutics, Inc.	26,523
1,100	[2]	Sirona Dental Systems, Inc.	40,700
1,200	[2]	Solexa, Inc.	12,288
700	[2]	Somaxon Pharmaceuticals, Inc.	10,178
1,387	[2]	SonoSight, Inc.	39,530
1,700	[2]	Spectranetics Corp.	21,114
1,200	[2]	Stereotaxis, Inc.	14,376
5,200		Steris Corp.	126,724
1,200	[2]	Sun Healthcare Group, Inc.	15,696
3,276	[2]	Sunrise Senior Living, Inc.	102,244
3,926	[2]	SuperGen, Inc.	22,260
1,232	[2]	SurModics, Inc.	42,997
1,000	[2]	Symbion, Inc.	16,600
2,100	[2]	Symmetry Medical, Inc.	32,760
2,000	[2]	Tanox, Inc.	26,860
4,100	[2,3]	Telik, Inc.	77,695
3,400	[2]	ThermoGenesis Corp.	14,416
3,930	[2]	Thoratec Laboratories Corp.	61,898
2,000	[2]	TriPath Imaging, Inc.	18,280
3,735	[2]	TriZetto Group, Inc.	63,831
1,390	[2]	Trimeris, Inc.	10,592
3,250	[2]	United Surgical Partners International, Inc.	80,665
1,873	[2]	United Therapeutics Corp.	112,099
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
6,500		Valeant Pharmaceuticals International	$121,420
2,560	[2]	Varian, Inc.	120,038
2,148	[2]	Ventana Medical Systems	86,758
2,200	[2]	Viasys Healthcare, Inc.	63,030
4,500	[2]	ViroPharma, Inc.	59,985
300	[2]	Visicu, Inc.	2,922
1,200	[2]	VistaCare, Inc., Class A	15,012
1,200	[2]	Vital Images, Inc.	37,248
401		Vital Signs, Inc.	22,600
2,284		West Pharmaceutical Services, Inc.	96,019
2,200	[2]	Wright Medical Group, Inc.	54,362
900	[2]	Xenoport, Inc.	21,663
400		Young Innovations, Inc.	14,436
994	[2]	Zoll Medical Corp.	38,468
2,400	[2]	Zymogenetics, Inc.	38,520
3,925	[2]	eResearch Technology, Inc.	32,264
2,400	[2]	inVentiv Health, Inc.	68,640
		Total	12,152,081
		Industrials--12.6%
700	[2]	3D Systems Corp.	11,767
1,500	[2,3]	A.S.V., Inc.	21,915
2,667	[2]	AAR Corp.	69,449
3,204		ABM Industries, Inc.	63,631
3,900	[2]	ABX Air, Inc.	22,425
700	[2]	AMERCO	64,204
700		Aaon, Inc.	16,387
3,000	[2]	Acco Brands Corp.	72,900
1,000	[2]	Accuride Corp.	12,300
2,200		Actuant Corp.	112,948
3,277		Acuity Brands, Inc.	162,342
1,726		Administaff, Inc.	59,461
1,400	[2]	Advisory Board Co.	77,308
6,594	[2]	AirTran Holdings, Inc.	65,742
2,651	[2]	Alaska Air Group, Inc.	106,438
1,956		Albany International Corp., Class A	65,741
2,200	[2]	American Commercial Lines, Inc.	141,130
1,200		American Ecology, Inc.	24,960
400		American Railcar Industries, Inc.	12,360
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
1,700	[2]	American Reprographics Co.	$60,350
800	[2]	American Science & Engineering, Inc.	42,104
2,400	[2]	American Superconductor Corp.	22,776
1,100		American Woodmark Corp.	40,689
600		Ameron, Inc.	43,950
300		Ampco-Pittsburgh Corp.	9,960
2,500		Apogee Enterprises, Inc.	40,225
3,683		Applied Industrial Technologies, Inc.	105,849
600	[2]	Argon ST, Inc.	14,172
2,084		Arkansas Best Corp.	85,402
1,261	[2]	Astec Industries, Inc.	40,213
1,700	[2]	Atlas Air Worldwide Holdings, Inc.	77,333
5,700	[2]	BE Aerospace, Inc.	144,096
700		Badger Meter, Inc.	17,661
2,376		Baldor Electric Co.	76,222
2,000		Banta Corp.	88,560
2,756		Barnes Group, Inc.	55,258
200	[2]	Barrett Business Services, Inc.	4,272
1,100	[2]	Basin Water, Inc.	9,174
3,600	[2]	Beacon Roofing Supply, Inc.	71,280
3,472		Belden CDT, Inc.	125,686
2,300	[2]	Blount International, Inc.	25,185
800		BlueLinx Holdings, Inc.	8,584
2,955		Bowne & Co., Inc.	46,187
2,874		Brady (W.H.) Co.	106,338
3,800		Briggs & Stratton Corp.	96,862
2,175		Bucyrus International, Inc.	91,132
1,000	[2]	Builders Firstsource, Inc.	15,820
4,559	[2]	CBIZ, Inc.	32,095
1,151		CDI Corp.	27,210
1,000		CIRCOR International, Inc.	32,970
4,118		CLARCOR, Inc.	134,164
1,600	[2]	COMSYS IT Partners, Inc.	33,040
900	[2]	CRA International, Inc.	45,747
5,800	[2]	Capstone Turbine Corp.	9,164
900		Cascade Corp.	46,080
1,609	[2]	Casella Waste Systems, Inc.	18,246
1,400	[2]	Celadon Group, Inc.	26,264
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
200		Central Parking Corp.	3,430
3,900	[2]	Cenveo, Inc.	77,376
2,100	[2]	Ceradyne, Inc.	86,625
1,400	[2]	China BAK Battery, Inc.	9,604
1,300	[2]	Clean Harbors, Inc.	55,627
1,345	[2]	CoStar Group, Inc.	63,686
2,025	[2]	Coinstar, Inc.	61,520
1,100	[2]	Columbus McKinnon Corp.	24,211
2,600		Comfort Systems USA, Inc.	30,186
1,150	[2]	Commercial Vehicle Group, Inc.	23,690
100		CompX International, Inc.	1,792
800	[2]	Consolidated Graphics, Inc.	49,736
400	[2]	Cornell Corrections, Inc.	7,160
1,200		Cubic Corp.	25,092
3,364		Curtiss Wright Corp.	113,838
3,800		Deluxe Corp.	86,146
2,000	[2]	Diamond Management & Technology Consultants, Inc.	21,680
2,000	[2]	Dollar Thrifty Automotive Group	80,320
400	[2]	Dynamex, Inc.	8,476
1,000		Dynamic Materials Corp.	32,240
1,200	[2]	Dyncorp International, Inc., Class A	12,600
1,300		EDO Corp.	31,083
2,342	[2]	EGL, Inc.	79,605
500	[2]	ENGlobal Corp.	2,980
1,866	[2]	ESCO Technologies, Inc.	81,022
1,379	[2]	Electro Rent Corp.	22,795
1,867		ElkCorp	46,899
2,356	[2]	Emcor Group, Inc.	139,357
1,600	[2]	EnPro Industries, Inc.	51,200
1,950	[2,3]	Encore Wire Corp.	52,416
3,100	[2]	EnerSys, Inc.	54,653
3,075	[2]	Energy Conversion Devices, Inc.	113,129
1,900		Ennis Business Forms, Inc.	43,643
1,700	[2]	Essex Corp.	33,456
1,751	[2]	Esterline Technologies Corp.	66,013
5,400	[2]	Evergreen Solar, Inc.	46,980
1,200	[2]	Exponent, Inc.	21,720
2,900	[2]	ExpressJet Holdings, Inc.	23,026
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
2,950	[2]	FTI Consulting, Inc.	$83,810
3,813		Federal Signal Corp.	58,186
400	[2]	First Advantage Corp., Class A	8,324
900	[2]	First Consulting Group, Inc.	9,729
1,100	[2]	Flanders Corp.	11,044
2,400		Florida East Coast Industries, Inc.	143,400
2,200	[2]	Flow International Corp.	25,916
2,351		Forward Air Corp.	76,337
1,540		Franklin Electronics, Inc.	83,068
1,000		Freightcar America, Inc.	53,170
3,261	[2]	Frontier Airlines Holdings, Inc.	26,218
3,940	[2]	Fuelcell Energy, Inc.	26,083
1,555		G & K Services, Inc., Class A	59,261
800	[2]	Gehl Co.	22,832
4,090	[2]	GenCorp, Inc.	53,579
3,767	[2]	General Cable Corp.	141,639
2,425	[2]	Genesee & Wyoming, Inc., Class A	68,118
1,808	[2]	Genlyte Group, Inc.	139,686
1,650	[2]	Geo Group, Inc.	62,700
2,000	[2]	Global Cash Access LLC	31,900
1,200	[2]	Goodman Global, Inc.	19,284
700		Gorman Rupp Co.	26,432
7,618	[2]	GrafTech International Ltd.	46,089
2,566		Granite Construction, Inc.	133,689
1,100		Greenbrier Cos., Inc.	41,250
2,429	[2]	Griffon Corp.	59,729
1,100	[2]	H&E Equipment Services, Inc.	29,513
1,991		Harland (John H.) Co.	81,412
2,050		Healthcare Services Group, Inc.	55,719
4,800		Heartland Express, Inc.	78,384
1,758		Heico Corp.	63,780
1,622	[2]	Heidrick & Struggles International, Inc.	66,291
2,000	[2]	Herley Industries, Inc.	29,520
6,369	[2]	Hexcel Corp.	103,114
1,100		Horizon Lines, Inc., Class A	25,685
3,000	[2]	Hub Group, Inc.	81,480
2,300	[2]	Hudson Highland Group, Inc.	26,887
1,100	[2]	Huron Consulting Group, Inc.	43,956
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
300	[2]	ICT Group, Inc.	$9,510
1,400	[2]	IHS, Inc., Class A	48,398
1,748	[2]	II-VI, Inc.	42,791
7,600		Ikon Office Solutions, Inc.	113,316
1,600	[2]	Infrasource Services, Inc.	31,312
1,250	[2]	Innovative Solutions and Support, Inc.	19,925
2,292	[2]	Insituform Technologies, Inc., Class A	53,564
1,200		Insteel Industries, Inc.	21,528
600	[2]	Integrated Electrical Services, Inc.	10,278
1,700	[2]	Interline Brands, Inc.	40,698
500		Interpool, Inc.	11,960
1,300	[2,3]	Ionatron, Inc.	5,733
5,978	[2]	Jacuzzi Brands, Inc.	74,067
13,400	[2,3]	Jet Blue Airways Corp.	168,304
1,400	[2]	K&F Industries Holdings, Inc.	27,216
2,600	[2]	KForce Com, Inc.	38,922
1,028	[2]	Kadant, Inc.	28,064
2,041		Kaman Corp., Class A	41,616
2,368		Kaydon Corp.	98,982
1,520		Kelly Services, Inc., Class A	43,746
1,300	[2]	Kenexa Corp.	41,769
4,272		Knight Transportation, Inc.	77,836
2,000		Knoll, Inc.	39,600
3,108	[2]	Korn/Ferry International	68,718
700	[2]	L.B. Foster Co.	15,512
1,300	[2]	LECG Corp.	25,597
1,475		LSI Industries, Inc.	26,476
4,170	[2]	Labor Ready, Inc.	73,017
1,200	[2]	Ladish Co., Inc.	37,464
800	[2]	Lamson & Sessions Co.	17,504
378		Lawson Products, Inc.	18,299
900	[2]	Layne Christensen Co.	26,523
1,072		Lindsay Manufacturing Co.	35,258
800	[2]	M & F Worldwide Corp.	12,872
2,987	[2]	MOOG, Inc., Class A	111,415
700	[2]	MTC Technologies, Inc.	15,848
800	[2]	Marten Transport Ltd.	13,608
1,412		McGrath Rentcorp.	38,124
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
1,499	[2,3]	Medis Technologies Ltd.	$40,338
2,622	[2]	Mesa Air Group, Inc.	23,336
400	[2]	Middleby Corp.	36,044
4,600		Miller Herman, Inc.	157,688
400	[2]	Miller Industries, Inc.	8,000
2,076		Mine Safety Appliances Co.	78,514
2,852	[2]	Mobile Mini, Inc.	91,749
2,981		Mueller Industries, Inc.	109,313
1,900	[2]	Mueller Water Products, Inc.	30,343
414		NACCO Industries, Inc., Class A	62,348
1,527	[2]	NCI Building System, Inc.	91,391
2,327	[2]	NCO Group, Inc.	62,736
3,539	[2]	Navigant Consulting, Inc.	63,030
4,300	[2]	Navistar International Corp.	119,239
3,400	[2]	Net 1 UEPS Technologies, Inc.	83,742
1,986		Nordson Corp.	91,455
1,500	[2]	NuCo2, Inc.	41,970
1,975	[2]	Old Dominion Freight Lines, Inc.	54,629
1,300	[2]	On Assignment, Inc.	14,755
4,362	[2]	Orbital Sciences Corp.	79,214
400	[2]	P.A.M. Transportation Services, Inc.	10,128
3,900	[2]	PHH Corp.	107,640
900		PW Eagle, Inc.	31,923
2,800		Pacer International, Inc.	85,932
1,800	[2]	PeopleSupport, Inc.	35,262
1,300	[2]	Perini Corp.	32,136
1,100	[2]	Pike Electric Corp.	20,295
4,300	[2]	Plug Power, Inc.	17,157
500	[2]	Powell Industries, Inc.	11,985
5,400	[2]	Power-One, Inc.	36,936
200	[2]	Quality Distribution, Inc.	2,980
1,200	[2]	RBC Bearings, Inc.	32,616
2,900	[2]	RailAmerica, Inc.	33,959
1,200		Raven Industries, Inc.	38,508
2,298		Regal Beloit Corp.	113,636
2,000	[2]	Republic Airways Holdings, Inc.	35,740
3,700	[2]	Resources Connection, Inc.	107,078
847		Robbins & Myers, Inc.	32,601
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
2,290		Rollins, Inc.	$49,556
1,500	[2]	Rush Enterprises, Inc.	28,140
3,000	[2]	SITEL Corp.	12,900
1,301	[2]	Saia, Inc.	34,867
1,400		Schawk, Inc.	26,390
1,660	[2]	School Specialty, Inc.	65,006
474	[2]	Sequa Corp., Class A	50,296
2,708		Simpson Manufacturing Co., Inc.	76,880
2,900	[2]	Sirva, Inc.	9,686
4,700		SkyWest, Inc.	125,302
1,504		Smith (A.O.) Corp.	52,881
4,965	[2]	Spherion Corp.	35,996
200	[2]	Standard Parking Corp.	6,954
1,330		Standard Register	17,995
977		Standex International Corp.	28,450
800	[2]	Sterling Construction Co., Inc.	16,744
1,300	[2]	Superior Essex, Inc.	48,737
6,000		Synagro Technologies, Inc.	25,920
900	[2]	TAL International Group, Inc.	20,862
1,500	[2]	Taleo Corp., Class A	16,860
5,200	[2]	Taser International, Inc.	48,412
700		Team, Inc.	22,337
1,426	[2]	Tecumseh Products Co., Class A	23,957
3,000	[2]	TeleTech Holdings, Inc.	58,230
2,452	[2]	Teledyne Technologies, Inc.	102,297
1,322		Tennant Co.	36,553
4,187	[2]	Tetra Tech, Inc.	76,120
900		Titan International, Inc.	16,632
500	[2]	TransDigm Group, Inc.	12,010
2,121		Tredegar Industries, Inc.	36,990
1,029	[2]	Trex Co. Inc.	27,186
1,210	[2]	Triumph Group, Inc.	58,262
1,000	[2]	TurboChef Technologies, Inc.	12,400
3,400		UAP Holding Corp.	85,102
900	[2]	US Xpress Enterprises, Inc., Class A	17,766
600	[2]	USA Truck, Inc.	10,416
800		United Industrial Corp.	36,008
2,293	[2]	United Stationers, Inc.	109,491
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
1,238		Universal Forest Products, Inc.	$56,180
400	[2]	Universal Truckload Services, Inc.	10,408
1,164		Valmont Industries, Inc.	64,951
1,500		Viad Corp.	55,425
1,466		Vicor Corp.	17,445
774	[2]	Volt Information Science, Inc.	30,573
2,372		Wabash National Corp.	33,279
3,435		Wabtec Corp.	107,825
2,300	[2]	Washington Group International, Inc.	130,226
3,586	[2]	Waste Connections, Inc.	145,914
200		Waste Holdings, Inc.	5,764
1,466	[2]	Waste Services, Inc.	14,689
1,948		Watsco, Inc.	97,010
3,140		Watson Wyatt & Co. Holdings	141,771
1,980		Watts Industries, Inc., Class A	73,696
3,800		Werner Enterprises, Inc.	69,730
2,500	[2]	Williams Scotsman International, Inc.	58,825
2,194		Woodward Governor Co.	78,348
		Total	13,620,320
		Information Technology--16.7%
3,000	[2]	24/7 Media, Inc.	29,700
29,000	[2]	3Com Corp.	140,940
2,900	[2]	AMIS Holdings, Inc.	27,811
2,770	[2]	ATMI, Inc.	87,781
1,500	[2]	Access Integrated Technology, Inc., Class A	15,960
2,251	[2]	Actel Corp.	36,894
3,100	[2]	Actuate Software Corp.	16,182
8,900	[2]	Adaptec, Inc.	40,317
4,800		Adtran, Inc.	111,072
2,100	[2]	Advanced Analogic Technologies, Inc.	13,062
2,169	[2]	Advanced Energy Industries, Inc.	34,097
1,800	[2]	Advent Software, Inc.	66,636
5,594	[2]	Aeroflex, Inc.	60,415
4,300	[2]	Agile Software Corp.	28,982
2,679		Agilysys, Inc.	39,729
2,100	[2]	Altiris, Inc.	47,271
7,600	[2]	Amkor Technology, Inc.	52,516
2,800	[2]	Anadigics, Inc.	22,624
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
1,680	[2]	Anaren Microwave, Inc.	$33,785
11,000	[2]	Andrew Corp.	101,860
2,430	[2]	Anixter International, Inc.	145,217
900	[2]	Ansoft Corp.	23,994
2,600	[2]	Ansys, Inc.	119,600
21,900	[2]	Applied Micro Circuits Corp.	66,795
5,479	[2]	Ariba, Inc.	41,366
7,900	[2]	Arris Group, Inc.	105,860
6,700	[2]	Art Technology Group, Inc.	16,750
3,779	[2]	Aspen Technology, Inc.	37,865
3,748	[2]	Asyst Technologies, Inc.	27,848
4,100	[2]	Atheros Communications	89,093
15,200	[2]	Avanex Corp.	24,168
2,900	[2]	Avid Technology, Inc.	104,748
4,060	[2]	Avocent Corp.	149,043
7,600	[2]	Axcelis Technologies, Inc.	52,440
900	[2]	Bankrate, Inc.	28,755
13,600	[2]	BearingPoint, Inc.	113,288
700		Bel Fuse, Inc.	24,934
4,792	[2]	Benchmark Electronics, Inc.	127,228
8,300	[2]	Bisys Group, Inc.	91,632
1,522		Black Box Corp.	67,866
2,885		Blackbaud, Inc.	72,125
1,900	[2]	Blackboard Inc.	52,649
1,400	[2]	Blue Coat Systems, Inc.	31,220
5,800	[2]	Bookham, Inc.	18,154
6,220	[2]	Borland Software Corp.	34,334
2,200	[2]	Bottomline Technologies, Inc.	21,296
4,010	[2]	Brightpoint, Inc.	48,521
21,000	[2]	Brocade Communications Systems, Inc.	170,310
5,932	[2]	Brooks Automation, Inc.	84,234
3,724	[2]	C-COR Electronics, Inc.	37,203
2,100	[2]	CACI International, Inc., Class A	120,834
34,200	[2]	CMG Information Services, Inc.	47,880
11,100	[2]	CNET, Inc.	99,234
100	[2]	CPI International, Inc.	1,404
3,500	[2]	CSG Systems International, Inc.	94,430
2,850		CTS Corp.	40,242
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
1,800	[2]	Cabot Microelectronics Corp.	$51,390
1,100	[2]	CalAmp Corp.	7,315
900	[2]	Carrier Access Corp.	5,634
150		Cass Information Systems, Inc.	5,611
3,032	[2]	Checkpoint Systems, Inc.	55,213
4,400	[2]	Chordiant Software, Inc.	13,860
4,180	[2]	Ciber, Inc.	28,633
6,500	[2]	Cirrus Logic, Inc.	45,890
2,800	[2]	Cogent, Inc.	32,200
3,200		Cognex Corp.	73,696
2,244	[2]	Coherent, Inc.	72,324
1,821		Cohu, Inc.	36,019
800	[2]	Color Kinetics, Inc.	15,696
4,100	[2]	CommScope, Inc.	130,831
1,500	[2]	Comtech Group, Inc.	25,320
1,875	[2]	Comtech Telecommunications Corp.	66,844
2,000	[2]	Concur Technologies, Inc.	31,880
35,600	[2]	Conexant Systems, Inc.	68,708
1,400	[2]	Convera Corp.	7,014
2,100	[2]	Covansys Corp.	49,140
6,740	[2]	Credence Systems Corp.	21,703
2,100	[2]	Cybersource Corp.	21,525
4	[2]	CycleLogic, Inc.	0
3,100	[2]	Cymer, Inc.	143,623
2,218	[2]	DSP Group, Inc.	48,175
1,300	[2]	DTS, Inc.	27,807
3,100		Daktronics, Inc.	73,501
500	[2]	DealerTrack Holdings, Inc.	12,745
1,600	[2]	Digi International, Inc.	22,432
2,790	[2]	Digital Insight Corp.	85,876
3,100	[2]	Digital River, Inc.	179,335
6,267	[2]	Digitas, Inc.	66,180
1,675	[2]	Diodes, Inc.	73,767
2,500	[2]	Ditech Networks, Inc.	19,725
3,000	[2]	Dycom Industries, Inc.	69,930
2,700	[2]	EMCORE Corp.	15,525
700	[2]	EMS Technologies, Inc.	12,775
1,100	[2]	EPIQ Systems, Inc.	16,808
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
200	[2]	Eagle Test Systems, Inc.	$3,520
9,900	[2]	EarthLink Network, Inc.	69,498
2,300	[2]	Echelon Corp.	19,389
2,339	[2]	Electro Scientific Industries, Inc.	46,663
4,300	[2]	Electronics for Imaging, Inc.	101,652
6,200	[2]	Emulex Corp.	116,560
9,226	[2]	Entegris, Inc.	103,423
4,200	[2]	Epicor Software Corp.	58,926
2,000	[2]	Equinix, Inc.	136,800
2,400	[2]	Euronet Worldwide, Inc.	71,328
2,944	[2]	Exar Corp.	38,184
850	[2]	Excel Technology, Inc.	21,556
9,600	[2]	Extreme Networks, Inc.	36,480
2,031	[2]	FEI Co.	46,429
4,800	[2]	FLIR Systems, Inc.	153,312
2,173	[2]	FalconStor Software, Inc.	17,080
8,550	[2,3]	FiberTower Corp.	61,988
15,400	[2]	Finisar Corp.	53,592
3,200	[2]	FormFactor, Inc.	122,176
1,041	[2]	Forrester Research, Inc.	32,719
10,200	[2]	Foundry Networks, Inc.	129,132
4,741	[2]	Gartner Group, Inc., Class A	88,183
18,500	[2]	Gateway, Inc.	31,080
3,000	[2]	Genesis Microchip, Inc.	30,750
1,000	[2]	Gerber Scientific, Inc.	14,610
2,000		Gevity HR, Inc.	45,200
4,000	[2]	Global Imaging Systems, Inc.	87,080
5,800	[2]	Harmonic Lightwaves, Inc.	47,038
700	[2]	Heartland Payment Systems, Inc.	18,704
6,400		Henry Jack & Associates, Inc.	139,456
800	[2]	Hittite Microwave Corp.	27,432
1,760	[2]	Hutchinson Technology, Inc.	40,744
4,100	[2]	Hypercom Corp.	26,609
4,100	[2]	Hyperion Solutions Corp.	153,340
1,200	[2]	I.D. Systems, Inc.	25,248
700	[2]	I2 Technologies, Inc.	14,147
1,600	[2]	IGATE Capital Corp.	9,040
1,544	[2]	IXYS Corp.	15,610
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
1,100	[2]	Ikanos Communications, Inc.	$9,240
2,500		Imation Corp.	114,425
2,200	[2]	InfoSpace.com, Inc.	44,462
2,524	[2]	InfoUSA, Inc.	27,739
1,800	[2]	Infocrossing, Inc.	22,734
6,400	[2]	Informatica Corp.	79,296
3,796	[2]	Insight Enterprises, Inc.	81,576
500		Integral Systems, Inc.	13,350
1,780		Inter-Tel, Inc.	36,828
4,200	[2]	Interdigital Communications Corp.	150,192
2,218	[2]	Intergraph Corp.	96,904
3,783	[2]	Intermec, Inc.	85,496
1,850	[2]	Internap Network Services Corp.	30,488
4,200	[2]	International Displayworks, Inc.	26,922
2,800	[2]	Internet Capital Group, Inc.	29,344
2,900	[2]	Intervoice, Inc.	17,835
3,425	[2]	Interwoven, Inc.	43,566
1,500	[2]	Intevac, Inc.	31,020
2,000	[2]	Itron, Inc.	108,880
2,600	[2]	Ixia	23,790
2,193	[2]	JDA Software Group, Inc.	32,259
1,600	[2]	Jupitermedia Corp.	14,064
2,050	[2]	Kanbay International, Inc.	58,220
3,700	[2]	Keane, Inc.	42,883
6,400	[2]	Kemet Corp.	47,040
2,400	[2]	Komag, Inc.	91,800
5,600	[2]	Kopin Corp.	19,992
2,415	[2]	Kronos, Inc.	81,869
4,994	[2]	Kulicke & Soffa Industries	44,846
4,750	[2]	L-1 Identity Solutions, Inc.	67,969
5,331	[2]	LTX Corp.	24,896
8,400	[2]	Lattice Semiconductor Corp.	52,164
8,200	[2]	Lawson Software Inc.	62,484
2,400	[2]	Lightbridge, Inc.	27,744
3,500	[2]	Lionbridge Technologies, Inc.	23,695
1,000	[2]	Liquidity Services, Inc.	16,950
1,664	[2]	Littelfuse, Inc.	56,343
1,700	[2]	Lo-Jack Corp.	33,932
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
600	[2]	Loral Space & Communications Ltd.	$17,424
3,026	[2]	MICROS Systems Corp.	150,332
3,000	[2]	MIPS Technologies, Inc.	22,110
2,500	[2]	MKS Instruments, Inc.	54,125
7,658	[2]	MPS Group, Inc.	116,785
9,290	[2]	MRV Communications, Inc.	31,772
1,600		MTS Systems Corp.	53,264
3,800	[2]	Macrovision Corp.	101,118
2,100	[2]	Magma Design Automation	19,551
1,300	[2]	ManTech International Corp., Class A	44,278
2,012	[2]	Manhattan Associates, Inc.	59,414
1,600	[2]	Mapinfo Corp.	21,488
1,400	[2]	Marchex, Inc., Class B	19,852
2,500	[2]	Mastec, Inc.	27,375
3,271	[2]	Mattson Technology, Inc.	31,990
1,479		Maximus, Inc.	41,279
1,400	[2]	Maxwell Technologies, Inc.	25,130
11,800	[2]	McData Corp., Class A	66,906
800	[2]	Measurement Specialties, Inc.	17,496
5,900	[2]	Mentor Graphics Corp.	99,533
1,747	[2]	Mercury Computer Systems, Inc.	21,523
2,786		Methode Electronics, Inc., Class A	30,841
1,000	[2]	Metrologic Instruments, Inc.	18,270
5,300	[2]	Micrel, Inc.	59,148
837	[2]	MicroStrategy, Inc., Class A	99,896
5,208	[2]	Microsemi Corp.	102,077
3,500	[2]	Microtune, Inc.	17,990
2,689	[2,3]	Midway Games, Inc.	23,018
6,200	[2]	Mindspeed Technologies, Inc.	10,850
1,000	[2]	MoSys, Inc.	7,580
2,800	[2,3]	Mobility Electronics, Inc.	8,064
1,100	[2]	Monolithic Power Systems	11,044
500	[2]	Multi-Fineline Electronix, Inc.	12,075
2,400	[2]	NIC, Inc.	11,592
1,200	[2]	Neoware Systems, Inc.	14,364
1,400	[2]	Ness Technologies, Inc.	20,692
1,300	[2]	NetLogic Microsystems, Inc.	25,779
968	[2]	NetRatings, Inc.	16,843
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
1,823	[2]	NetScout Systems, Inc.	$14,748
2,700	[2]	Netgear, Inc.	72,360
3,000	[2]	Newport Corp.	64,860
200	[2]	Nextest Systems Corp.	2,090
2,700	[2]	Novatel Wireless, Inc.	22,734
9,252	[2]	Nuance Communications, Inc.	106,768
11,300	[2]	ON Semiconductor Corp.	70,286
600	[2]	OPNET Technologies, Inc.	8,772
1,100	[2]	OSI Systems, Inc.	22,770
400	[2]	OYO Geospace Corp.	22,768
4,000	[2]	Omnivision Technologies, Inc.	65,680
1,200	[2]	Online Resources Corp.	12,552
1,800	[2]	Open Solutions, Inc.	67,266
7,433	[2]	Openwave Systems, Inc.	64,147
1,485	[2]	Oplink Communications, Inc.	29,403
5,400	[2]	Opsware, Inc.	49,086
1,200	[2]	Optical Communication Products, Inc.	2,580
1,100	[2]	PDF Solutions, Inc.	15,565
1,800	[2]	PLX Technology, Inc.	22,338
2,661	[2]	Packeteer, Inc.	29,830
7,078	[2]	Palm, Inc.	108,647
8,220	[2]	Parametric Technology Corp.	160,619
1,592		Park Electrochemical Corp.	48,906
900	[2]	Parkervision, Inc.	8,280
2,552	[2]	Paxar Corp.	51,091
700		Pegasystems, Inc.	6,727
900	[2]	Perficient, Inc.	15,093
1,984	[2]	Pericom Semiconductor Corp.	19,066
6,100	[2]	Perot Systems Corp.	89,975
1,399	[2]	Photon Dynamics, Inc.	16,606
2,624	[2]	Photronics, Inc.	36,710
3,500		Plantronics, Inc.	73,885
3,358	[2]	Plexus Corp.	73,607
6,800	[2]	Polycom, Inc.	186,320
2,300	[2]	Portalplayer, Inc.	27,669
7,800	[2]	Powerwave Technologies, Inc.	50,778
2,742	[2]	Presstek, Inc.	16,863
3,414	[2]	Progress Software Corp.	98,289
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
700		QAD, Inc.	$5,782
1,400	[2]	Quality Systems, Inc.	59,416
14,000	[2]	Quantum Corp. - DLT & Storage Systems	30,520
4,600	[2]	Quest Software, Inc.	67,758
1,800	[2]	RAE Systems, Inc.	6,948
15,100	[2]	RF Micro Devices, Inc.	110,230
2,200	[2]	Rackable Systems, Inc.	68,222
1,549	[2]	RadiSys Corp.	28,393
2,500	[2]	Radiant Systems, Inc.	27,525
1,800	[2]	Radyne Corp.	18,180
7,900	[2]	RealNetworks, Inc.	86,742
3,900	[2]	Redback Networks, Inc.	61,698
579		Renaissance Learning, Inc.	8,592
1,100	[2]	RightNow Technologies, Inc.	18,172
1,200	[2]	Rofin-Sinar Technologies, Inc.	73,896
1,316	[2]	Rogers Corp.	92,081
1,958	[2]	Rudolph Technologies, Inc.	34,578
5,500	[2]	S1 Corp.	27,170
2,740	[2]	SAVVIS, Inc.	85,187
800	[2]	SI International, Inc.	26,528
1,216	[2]	SPSS, Inc.	33,647
2,500	[2]	SRA International, Inc.	80,125
6,800	[2]	Safeguard Scientifics, Inc.	16,592
2,020	[2]	Safenet, Inc.	43,228
6,300	[2]	Sapient Corp.	34,335
1,900	[2]	ScanSource, Inc.	59,641
3,852	[2]	Secure Computing Corp.	27,657
1,243	[2]	Semitool, Inc.	15,102
5,300	[2]	Semtech Corp.	69,059
4,000	[2,3]	SiRF Technology Holdings, Inc.	112,480
2,200	[2]	Sigma Designs, Inc.	46,200
6,206	[2]	Silicon Image, Inc.	73,417
6,900	[2]	Silicon Storage Technology	28,911
1,400	[2]	Sirenza Microdevices, Inc.	10,262
11,900	[2]	Skyworks Solutions, Inc.	78,897
1,800	[2]	Smith Micro Software, Inc.	30,618
2,100	[2]	Sohu.com, Inc.	47,964
2,300	[2]	Sonic Solutions	37,122
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
4,164	[2]	Sonicwall, Inc.	$43,722
18,400	[2]	Sonus Networks, Inc.	96,232
1,622	[2]	Standard Microsystems Corp.	50,006
880		StarTek, Inc.	12,003
2,000		Stellent, Inc.	22,340
200	[2]	StorageNetworks, Inc.	0
850	[2]	Stratasys, Inc.	23,698
6,000	[2]	Stratex Networks, Inc.	28,020
900	[2]	SunPower Corp., Class A	30,285
1,031	[2]	Supertex, Inc.	45,787
6,200	[2]	Sybase, Inc.	150,970
13,600	[2]	Sycamore Networks, Inc.	51,000
2,200	[2]	Sykes Enterprises, Inc.	44,638
3,900	[2]	Symmetricom, Inc.	33,033
2,100	[2]	Synaptics, Inc.	59,556
500	[2]	Synnex Corp.	11,225
565		Syntel, Inc.	14,153
5,099	[2]	THQ, Inc.	153,327
1,500	[2]	TNS, Inc.	24,780
3,100	[2]	TTM Technologies	37,665
5,300	[2]	Take-Two Interactive Software, Inc.	74,147
2,730		Talx Corp.	66,394
3,038		Technitrol, Inc.	76,618
4,300	[2]	Tekelec, Inc.	63,425
2,230	[2]	Terremark Worldwide, Inc.	11,886
3,200	[2]	Tessera Technologies, Inc.	111,712
1,400	[2]	The Knot, Inc.	33,558
1,800		TheStreet.com, Inc.	16,380
15,600	[2]	Tibco Software, Inc.	144,300
9,400	[2]	TranSwitch Corp.	13,818
2,941	[2]	Transaction Systems Architects, Inc., Class A	99,141
11,600	[2]	Transmeta Corp.	13,688
400	[2]	Travelzoo, Inc.	13,028
4,500	[2]	Trident Microsystems, Inc.	95,130
10,312	[2]	Triquint Semiconductor, Inc.	46,404
2,700	[2]	Tyler Technologies, Inc.	38,313
8,100	[2,3]	UTStarcom, Inc.	87,237
987	[2]	Ulticom, Inc.	9,870
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
1,600	[2]	Ultimate Software Group, Inc.	$39,584
1,843	[2]	Ultratech, Inc.	26,336
4,400		United Online, Inc.	59,488
1,590	[2]	Universal Display Corp.	18,365
3,400	[2]	VA Software Corp.	13,770
1,700	[2]	VASCO Data Security International, Inc.	19,703
7,030	[2]	ValueClick, Inc.	132,164
3,969	[2]	Varian Semiconductor Equipment Associates, Inc.	144,829
2,241	[2]	Veeco Instruments, Inc.	41,884
1,000	[2]	Verint Systems, Inc.	32,740
1,674	[2]	ViaSat, Inc.	45,432
2,210	[2]	Vignette Corp.	36,023
600	[2]	Virage Logic Corp.	5,664
1,000	[2]	Volterra Semiconductor Corp.	17,260
3,100	[2]	WebEx Communications, Inc.	119,195
1,700	[2]	WebSideStory, Inc.	22,185
3,676	[2]	Websense, Inc.	100,612
6,100	[2]	Wind River Systems, Inc.	66,978
2,200	[2]	Witness Systems, Inc.	39,028
3,000	[2]	Wright Express Corp.	82,110
1,606		X-Rite, Inc.	18,164
5,725	[2]	Zhone Technologies, Inc.	8,130
3,893	[2]	Zoran Corp.	54,191
1,000	[2]	Zygo Corp.	17,320
5,900	[2]	aQuantive, Inc.	160,362
1,300	[2]	eCollege.com	22,490
3,700	[2]	eFunds Corp.	91,760
2,259	[2]	eSpeed, Inc., Class A	22,274
3,800	[2]	iPass, Inc.	20,254
3,900	[2]	j2 Global Communications, Inc.	107,016
4,700	[2]	webMethods, Inc.	35,344
		Total	18,042,380
		Materials--4.1%
300	[2]	AEP Industries, Inc.	15,804
8,500	[2]	AK Steel Holding Corp.	126,905
1,666		AMCOL International Corp.	43,832
2,300	[2]	Aleris International, Inc.	118,473
1,199		American Vanguard Corp.	18,968
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
2,400		Aptargroup, Inc.	$131,784
1,793		Arch Chemicals, Inc.	59,994
550		Balchem Corp.	12,298
4,100		Bowater, Inc.	85,731
1,455	[2]	Brush Engineered Materials, Inc.	48,975
2,290	[2]	Buckeye Technologies, Inc.	23,793
3,400		CF Industries Holdings, Inc.	67,388
3,051		Calgon Carbon Corp.	14,096
2,753	[2]	Caraustar Industries, Inc.	29,815
600	[2]	Castle (A.M.) & Co.	20,064
1,870	[2]	Century Aluminium Co.	72,780
3,412	[2]	Chaparral Steel Co.	141,905
1,429		Chesapeake Corp.	22,164
3,480		Cleveland Cliffs, Inc.	147,169
21,800	[2]	Coeur d'Alene Mines Corp.	106,820
2,000		Compass Minerals International, Inc.	61,900
792		Deltic Timber Corp.	40,321
3,501		Ferro Corp.	69,040
4,472		Fuller (H.B.) Co.	110,861
2,883		Georgia Gulf Corp.	61,667
1,818		Gibraltar Industries, Inc.	38,378
3,257		Glatfelter (P.H.) Co.	47,682
5,300	[2]	Grace (W.R.) & Co.	71,020
5,100	[2]	Graphic Packaging Corp.	19,890
1,084		Greif Brothers Corp., Class A	101,582
3,400	[2]	Headwaters, Inc.	84,150
9,900	[2]	Hecla Mining Co.	64,449
8,400	[2]	Hercules, Inc.	152,880
900		Innospec, Inc.	30,132
400		Koppers Holdings, Inc.	8,244
484		Kronos Worldwide, Inc.	14,433
2,072		MacDermid, Inc.	69,308
2,000	[2]	Mercer International, Inc.	19,400
2,200		Metal Management, Inc.	60,456
1,563		Minerals Technologies, Inc.	86,215
2,059		Myers Industries, Inc.	37,309
622		NL Industries, Inc.	6,904
1,500		NN, Inc.	16,935
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
1,100		Neenah Paper, Inc.	$40,513
1,400		Newmarket Corp.	90,020
2,200	[2]	OM Group, Inc.	125,400
5,323		Olin Corp.	92,088
500		Olympic Steel, Inc.	12,345
2,000	[2]	Omnova Solutions, Inc.	8,760
2,600	[2]	Oregon Steel Mills, Inc.	141,440
900	[2]	Pioneer Cos., Inc.	23,085
7,142	[2]	Polyone Corp.	58,564
2,755		Quanex Corp.	92,320
1,777	[2]	RTI International Metals	108,966
2,104		Rock-Tenn Co.	43,427
2,200	[2]	Rockwood Holdings, Inc.	51,282
1,700		Royal Gold, Inc.	50,048
1,967		Ryerson, Inc.	47,405
1,700		Schnitzer Steel Industries, Inc., Class A	59,432
2,459		Schulman (A.), Inc.	59,532
1,393		Schweitzer-Mauduit International, Inc.	32,123
3,663		Sensient Technologies Corp.	84,432
1,700		Silgan Holdings, Inc.	70,329
2,147		Spartech Corp.	58,828
1,200		Steel Technologies, Inc.	23,028
430		Stepan Co.	13,528
3,090	[2]	Stillwater Mining Co.	33,218
2,501	[2]	Symyx Technologies, Inc.	61,400
6,300	[2]	Terra Industries, Inc.	58,527
1,906		Texas Industries, Inc.	118,363
600		Tronox, Inc., Class A	7,860
2,000		Tronox, Inc., Class B	26,160
1,900	[2]	U.S. Concrete, Inc.	12,008
3,495		Wausau-Mosinee Paper Corp.	47,392
800	[2]	Wheeling Pittsburgh Corp.	15,816
5,300		Worthington Industries, Inc.	91,584
1,200	[2,3]	Zoltek Cos., Inc.	30,084
		Total	4,471,221
Shares			Value
		COMMON STOCKS--continued [1]
		Telecommunication Services--1.3%
3,600	[2]	AT Road, Inc.	$22,644
3,800		Alaska Communications Systems Holdings, Inc.	54,682
100		Atlantic Telephone Network, Inc.	1,934
5,160	[2]	Broadwing Corp.	77,297
1,840		CT Communications, Inc.	42,890
900	[2]	Cbeyond Communications, Inc.	27,306
1,327	[2]	Centennial Cellular Corp., Class A	6,847
19,100	[2]	Cincinnati Bell, Inc.	89,579
1,000	[2]	Cogent Communications Group, Inc.	14,160
1,702		Commonwealth Telephone Enterprises, Inc.	71,246
1,300		Consolidated Communications Holdings, Inc.	23,920
19,400	[2]	Covad Communications Group, Inc.	25,802
11,000	[2]	Dobson Communications Corp., Class A	85,360
1,100	[2]	Eschelon Telecom, Inc.	19,492
2,100		FairPoint Communications, Inc.	37,842
4,376	[2]	General Communications, Inc., Class A	57,369
1,457		Golden Telecom, Inc.	53,924
3,800	[2]	IDT Corp., Class B	49,362
2,500	[2]	Inphonic, Inc.	22,925
2,200		Iowa Telecommunication Services, Inc.	43,868
1,600	[2]	NTELOS Holdings Corp.	22,448
1,129		North Pittsburgh Systems, Inc.	29,760
5,000	[2]	Premiere Global Services, Inc.	41,600
500		Shenandoah Telecommunications Co.	23,430
1,100		SureWest Communications	25,168
1,400	[2]	Syniverse Holdings, Inc.	20,650
3,066	[2]	TALK America Holdings, Inc.	24,589
9,050	[2]	Time Warner Telecom, Inc.	180,457
2,140	[2]	USA Mobility, Inc.	54,313
3,200	[2]	Vonage Holdings Corp.	22,016
3,900	[2]	Wireless Facilities, Inc.	9,555
1,400	[2]	iPCS, Inc.	75,530
		Total	1,357,965
Shares			Value
		COMMON STOCKS--continued [1]
		Utilities--2.6%
1,900		Allete, Inc.	$85,690
1,279		American States Water Co.	53,718
27,599	[2]	Aquila, Inc.	126,679
3,985		Avista Corp.	102,574
2,300		Black Hills Corp.	79,373
1,304		CH Energy Group, Inc.	67,834
1,227		California Water Service Group	47,730
1,352		Cascade Natural Gas Corp.	34,800
3,780		Cleco Corp.	97,146
6,590		Duquesne Light Holdings, Inc.	130,680
3,615	[2]	El Paso Electric Co.	84,446
2,361		Empire Distribution Electric Co.	56,050
700		EnergySouth, Inc.	27,160
1,100		ITC Holdings Corp.	39,072
3,200		Idacorp, Inc.	126,176
1,597		Laclede Group, Inc.	56,901
1,542		MGE Energy, Inc.	52,736
3,300		NICOR, Inc.	151,668
2,121		New Jersey Resources Corp.	109,995
2,096		Northwest Natural Gas Co.	86,712
400		Ormat Technologies, Inc.	15,360
2,171		Otter Tail Corp.	65,000
4,700		PNM Resources, Inc.	132,352
2,800		Peoples Energy Corp.	122,332
5,300		Piedmont Natural Gas, Inc.	143,100
2,300		Portland General Electric Co.	59,271
1,164		SJW Corp.	39,134
2,064		South Jersey Industries, Inc.	63,840
2,878		Southwest Gas Corp.	103,263
2,271		Southwest Water Co.	28,637
1,941		UIL Holdings Corp.	77,155
2,606		UniSource Energy Corp.	92,721
3,600		WGL Holdings, Inc.	116,820
6,000		Westar Energy, Inc.	151,920
		Total	2,828,045
		Total Common Stocks (identified cost $67,887,154)	98,377,491
Shares or Principal Amount			Value
		PREFERRED STOCK--0.0%
		Health Care--0.0%
76		Genesis Health Ventures, Inc., Pfd. (IDENTIFIED COST $ 28,732)	$0
		U.S. Treasury--0.9%
$1,020,000	[4]	United States Treasury Bill, 1/11/2007 (IDENTIFIED COST $ 1,010,233)	1,010,093
		REPURCHASE AGREEMENTS--9.6%
8,964,000		Interest in $1,980,000,000 joint repurchase agreement 5.31%, dated 10/31/2006 under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 4/1/2036 for $1,980,292,050 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,019,602,605.	8,964,000
1,399,000		Interest in $2,000,000,000 joint repurchase agreement 5.31%, dated 10/31/2006 under which Merrill Lynch Government Securities, Inc. will repurchase U.S. Government Agency securities with various maturities to 10/15/2036 for $2,000,295,000 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,042,399,834 (purchased with proceeds from securities lending collateral).	1,399,000
		total repurchase agreements (at cost)	10,363,000
		Total Investments 101.4% (identified cost $79,289,119) [5]	109,750,584
		OTHER ASSETS AND LIABILITIES - NET--(1.4)%	(1,504,315)
		Total NET ASSETS--100.0%	$108,246,269

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. The total market value of open index futures contracts is $10,408,500 at October 31, 2006, which represents 9.6% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the index is 100.1%.

2 Non-income producing security.

3 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

5 The cost of investments for federal tax purposes amounts to $81,408,438.

At October 31, 2006, the Fund had the following outstanding long futures contracts:

Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[2] Russell 2000 Index Futures	27	$10,408,500	December 2006	$693,982

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2006.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets:
Total investments in securities, at value including $1,311,267 of securities loaned (identified cost $79,289,119)		$109,750,584
Cash		5,056
Income receivable		47,155
Receivable for investments sold		34,489
Receivable for shares sold		3,082
TOTAL ASSETS		109,840,366
Liabilities:
Payable for investments purchased	$58,546
Payable for distribution services fee (Note 5)	12,275
Payable for shareholder services fee (Note 5)	28,867
Payable for collateral due to broker	1,399,000
Payable for daily variation margin	32,955
Accrued expenses	62,454
TOTAL LIABILITIES		1,594,097
Net assets for 6,106,894 shares outstanding		$108,246,269
Net Assets Consist of:
Paid-in capital		$67,461,068
Net unrealized appreciation of investments and futures contracts		31,155,447
Accumulated net realized gain on investments and futures contracts		9,185,594
Undistributed net investment income		444,160
TOTAL NET ASSETS		$108,246,269
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value, offering price and redemption proceeds per share ($88,669,382 ÷ 4,968,340 shares outstanding), no par value, unlimited shares authorized		$17.85
Class C Shares:
Net asset value per share ($19,576,887 ÷1,138,554 shares outstanding), no par value, unlimited shares authorized		$17.19
Offering price per share (100/99.00 of $17.19) [1]		$17.36
Redemption proceeds per share (99.00/100 of $17.19) [1]		$17.02

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $407)			$1,085,940
Interest (including income on securities loaned of $111,830)			453,219
TOTAL INCOME			1,539,159
Expenses:
Management fee (Note 5)		$508,980
Custodian fees		46,145
Transfer and dividend disbursing agent fees and expenses		158,099
Directors'/Trustees' fees		4,152
Auditing fees		18,943
Legal fees		7,710
Portfolio accounting fees		170,557
Distribution services fee--Class C Shares (Note 5)		128,827
Shareholder services fee--Institutional Shares (Note 5)		183,156
Shareholder services fee--Class C Shares (Note 5)		29,878
Share registration costs		34,518
Printing and postage		45,020
Insurance premiums		7,708
Miscellaneous		8,842
TOTAL EXPENSES		1,352,535
Waivers and Reimbursement (Note 5):
Waiver of management fee	$(201,326)
Waiver of shareholder services fee--Institutional Shares	(43,503)
Reimbursement of shareholder service fee--Institutional Shares	(38,340)
TOTAL WAIVERS AND REIMBURSEMENT		(283,169)
Net expenses			1,069,366
Net investment income			469,793
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			12,277,931
Net realized loss on futures contracts			(280,965)
Net change in unrealized appreciation of investments			4,231,496
Net change in unrealized appreciation of futures contracts			690,949
Net realized and unrealized gain on investments and futures contracts			16,919,411
Change in net assets resulting from operations			$17,389,204

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$469,793	$302,088
Net realized gain on investments and futures contracts	11,996,966	9,032,941
Net change in unrealized appreciation/depreciation of investments and futures contracts	4,922,445	1,010,778
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	17,389,204	10,345,807
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(158,928)	(122,716)
Distributions from net realized gains
Institutional Shares	(3,093,658)	--
Class C Shares	(584,930)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,837,516)	(122,716)
Share Transactions:
Proceeds from sale of shares	30,697,963	33,284,724
Net asset value of shares issued to shareholders in payment of distributions declared	3,346,996	94,674
Cost of shares redeemed	(33,247,292)	(51,115,579)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	797,667	(17,736,181)
Change in net assets	14,349,355	(7,513,090)
Net Assets:
Beginning of period	93,896,914	101,410,004
End of period (including undistributed net investment income of $444,160 and $133,295, respectively)	$108,246,269	$93,896,914

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2006

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mini-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide investment results that correspond to the aggregate price and dividend performance of approximately 2,000 publicly traded common stocks that are ranked in terms of capitalization below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. This group of stocks is known as the Russell 2000 ® Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

for investments in other open-end regulated investment companies, based on net asset value;

for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2006, the Fund had net realized losses on futures contracts of $280,965.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,311,267	$1,399,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2006		2005
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,380,480	$23,149,305	1,800,595	$27,396,656
Shares issued to shareholders in payment of distributions declared	175,739	2,785,671	6,112	94,674
Shares redeemed	(1,701,762)	(28,292,061)	(3,162,776)	(47,847,009)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(145,543)	$(2,357,085)	(1,356,069)	$(20,355,679)

Year Ended October 31	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	466,558	$7,548,658	398,450	$5,888,068
Shares issued to shareholders in payment of distributions declared	36,544	561,325	--	--
Shares redeemed	(305,910)	(4,955,231)	(219,665)	(3,268,570)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	197,192	$3,154,752	178,785	$2,619,498
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	51,649	$797,667	(1,177,284)	$(17,736,181)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for wash sale adjustments.

For the year ended October 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gains
$54,746	$(54,746)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2006, and 2005, was as follows:

	2006	2005
Ordinary income [1]	$158,928	$122,716
Long-term capital gains	$3,678,588	--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,382,052
Undistributed long-term capital gains	$11,065,996
Net unrealized appreciation	$29,036,128
Other temporary adjustments	$(698,975)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the tax deferral of losses on wash sales.

At October 31, 2006, the cost of investments for federal tax purposes was $81,408,438. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $28,342,146. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $33,319,516 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,977,370.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania, the Fund's manager (the "Manager"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. For the year ended October 31, 2006, the Manager voluntarily waived $201,326 of its fee.

Under the terms of a subadvisory agreement between the Manager and BlackRock Investment Management, LLC, a wholly owned subsidiary of BlackRock, Inc. (the "Subadvisor"), the Subadvisor receives an annual fee from the Manager equal to 0.030% of the Fund's average daily net assets.

Prior to September 29, 2006, the Subadvisor was Fund Asset Management L.P., doing business as Mercury Advisors, an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of 0.75% of average daily net assets, annually, to compensate FSC. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2006, FSC retained $32,911 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2006, FSC retained $615 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended October 31, 2006, FSSC voluntarily waived $43,503 of its fee and voluntarily reimbursed $38,340 of shareholder services fees. For the year ended October 31, 2006, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Manager and its affiliates (which may include FSC and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee) so that the total operating expenses paid by the Fund's Institutional Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.94% and 1.83%, respectively, for the fiscal year ending October 31, 2007. Although these actions are voluntary, the Manager and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2007.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2006, were as follows:

Purchases	$20,793,683
Sales	$31,631,569

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2006, the amount of long-term capital gains designated by the Fund was $3,678,588.

For the fiscal year ended October 31, 2006, 100.0% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2006, 100.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MINI-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities of Federated Mini-Cap Index Fund (the "Fund") (one of the portfolios constituting Federated Index Trust), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mini-Cap Index Fund, a portfolio of Federated Index Trust at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 11, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: APRIL 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Position : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; Controller of Federated Investors, Inc.; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1990	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT Began serving: January 2006	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: May 2004	Principal Occupations : John W. Harris has been the Fund's Portfolio Manager since January 2003. He is Vice President of the Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Adviser in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Adviser. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract

FEDERATED MINI-CAP INDEX FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract and subadvisory contract at meetings held in May 2006 and approved a new subadvisory contract at meetings held in August 2006. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements and approve a new subadvisory contract with BlackRock Investment Management, LLC ("BlackRock" or the "Subadviser"). The Fund's previous subadvisory contract (the "Previous Subadvisory Agreement") with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), was automatically terminated pursuant to Section 15 of the 1940 Act in connection with a transaction on September 29, 2006 whereby Merrill Lynch & Co., Inc. and BlackRock combined Merrill Lynch Investment Managers, L.P. and certain affiliates, including Mercury Advisors, with BlackRock, Inc. to create a new asset management company. The new subadvisory agreement and the Previous Subadvisory Agreement are substantially similar.

Prior to the meetings, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Fund has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract and subadvisory contract.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and Mercury Advisors, and to be received by the Subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser and Mercury Advisors, and to be received by the Subadviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the adviser, including the performance of the Fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract and subadvisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund, the Federated organization, Mercury Advisors and the Subadviser that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meetings at which the Board's formal review of the advisory contracts occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's, Mercury Advisors' and the Subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fees and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, Mercury Advisors and their affiliates and to be provided by the Subadviser; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds, the Federated companies that service them, Mercury Advisors and the Subadviser (including communications from regulatory agencies), as well as Federated's, Mercury Advisors' and the Subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered information regarding the results of the Adviser's evaluation of Mercury Advisors' performance, commitment to client service and investment capabilities and its assurance that the current portfolio managers of the Fund would continue to manage the Fund as employees of BlackRock. The Board also considered the Adviser's recommendation to approve the new subadvisory agreement with BlackRock. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser, Mercury Advisors and the Subadviser are executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent and quality of the Adviser's, Mercury Advisors' and the Subadviser's investment management services were such as to warrant continuation of the advisory contract and approval of the new subadvisory contract as it is expected that the existing portfolio managers will continue to manage the Fund as employees of BlackRock. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For the periods ending December 31, 2005, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contract, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about Mercury Advisors and the Subadviser, as well as reports that discussed any indirect benefit Mercury Advisors or the Subadviser may derive from its receipt of research services from brokers who execute Fund trades.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The Board received similar revenue and cost information about the Fund from Mercury Advisors. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for the Adviser and Mercury Advisors and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that the Adviser's and Mercury Advisors' profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contracts reflects its determination that the Adviser's and Mercury Advisors' performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements and that the expected performance of the new Subadviser, as a result of the existing portfolio managers continuing to manage the Fund as employees of BlackRock, provided a satisfactory basis to support the decision to approve the new subadvisory contract.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mini-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E601
Cusip 31420E304

29456 (12/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

            Fiscal year ended 2006 - $60,000

            Fiscal year ended 2005 - $58,648

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

            Fiscal year ended 2006 - $0

            Fiscal year ended 2005 - $242

Fiscal year ended 2005 - Transfer agent testing

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,500 and $127,737
respectively. Fiscal year ended 2006 - Audit consent issued related to N-14 merger review. Fiscal year ended 2005 - Sarbanes Oxley sec. 302 procedures.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

            Fiscal year ended 2006 - $0

            Fiscal year ended 2005 - $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

            Fiscal year ended 2006 - $0

            Fiscal year ended 2005 - $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

      The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

      Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The
Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit
Committee and may grant general pre-approval for such services. The Audit
Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

      The Audit Committee has delegated pre-approval authority to its Chairman.
The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the
Audit Committee, the Audit Committee may grant general pre-approval for other
Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The
Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain
Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)  The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues  paid by the  registrant,  the registrant's adviser (not including any sub-adviser whose role is primarily portfolio  management  and is  subcontracted  with or  overseen  by another investment  adviser),  and any entity controlling,  controlled by, or under common control with the investment  adviser that provides  ongoing services to the  registrant  to its  accountant  during the fiscal year in which the services are provided;

(2)  Such  services  were not  recognized by the  registrant,  the  registrant's adviser (not including any  sub-adviser  whose role is primarily  portfolio management  and is  subcontracted  with or overseen  by another  investment adviser),  and any  entity  controlling,  controlled  by,  or under  common control with the investment  adviser that provides  ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)  Such services are promptly  brought to the attention of the Audit Committee of the  issuer and  approved  prior to the  completion  of the audit by the
     Audit  Committee or by one or more members of the Audit  Committee  who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)  Percentage  of services  identified in items 4(b) through 4(d) that were approved by the registrants audit committee  pursuant to paragraph  (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g)  Non-Audit  Fees  billed  to the  registrant,  the  registrant's  investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2006 - $174,227

            Fiscal year ended 2005 - $183,533

(h) The  registrant's  Audit  Committee  has  considered  that the  provision of non-audit services that were rendered to the registrant's adviser (not including
any   sub-adviser   whose  role  is  primarily   portfolio   management  and  is
subcontracted  with or overseen by another investment  adviser),  and any entity controlling,  controlled by, or under common control with the investment adviser that provides  ongoing  services to the  registrant  that were not  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of  Regulation  S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED INDEX TRUST

BY          /S/ RICHARD A. NOVAK
                RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER
                             (INSERT NAME AND TITLE)

DATE        DECEMBER 15, 2006

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
                J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER

DATE        DECEMBER 15, 2006

BY          /S/ RICHARD A. NOVAK
                RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        DECEMBER 15, 2006